As filed with the Securities and Exchange Commission on November 5, 2007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS

(Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor

New York, New York 10158-0180

(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Peter E. Sundman, Chairman of the Board and Chief Executive Officer

Neuberger Berman Equity Funds

605 Third Avenue, 2nd Floor

New York, New York 10158-0180

Arthur Delibert, Esq.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, N.W.

Washington, D.C.  20006-1600

 (Names and Addresses of agents for service)

Date of fiscal year end: August 31, 2007

Date of reporting period: August 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Shareholders.

Neuberger Berman
Equity Funds

Investor Class Shares

Trust Class Shares

Advisor Class Shares

Institutional Class Shares

All Cap Growth Fund

Century Fund

Fasciano Fund

Focus Fund

Genesis Fund

Guardian Fund

International Fund

International Institutional Fund

International Large Cap Fund

Manhattan Fund

Millennium Fund

Partners Fund

Real Estate Fund

Regency Fund

Socially Responsive Fund

Annual Report

August 31, 2007

Contents

THE FUNDS

Chairman's Letter	1

PORTFOLIO COMMENTARY

All Cap Growth Fund	2

Century Fund	5

Fasciano Fund	7

Focus Fund	10

Genesis Fund	13

Guardian Fund	16

International Fund	19

International Institutional Fund	22

International Large Cap Fund	25

Manhattan Fund	28

Millennium Fund	31

Partners Fund	34

Real Estate Fund	37

Regency Fund	40

Socially Responsive Fund	43

FUND EXPENSE INFORMATION	49

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS

All Cap Growth Fund	55

Century Fund	57

Fasciano Fund	59

Focus Fund	61

Genesis Fund	62

Guardian Fund	65

International Fund	67

International Institutional Fund	70

International Large Cap Fund	73

Manhattan Fund	76

Millennium Fund	78

Partners Fund	80

Real Estate Fund	82

Regency Fund	83

Socially Responsive Fund	85

FINANCIAL STATEMENTS	90

FINANCIAL HIGHLIGHTS (ALL CLASSES) PER SHARE DATA

All Cap Growth Fund	124

Century Fund	125

Fasciano Fund	126

Focus Fund	128

Genesis Fund	131

Guardian Fund	135

International Fund	138

International Institutional Fund	140

International Large Cap Fund	141

Manhattan Fund	143

Millennium Fund	147

Partners Fund	150

Real Estate Fund	154

Regency Fund	155

Socially Responsive Fund	157

Reports of Independent Registered Public Accounting Firms	162

Directory	164

Trustees and Officers	165

Proxy Voting Policies and Procedures	174

Quarterly Portfolio Schedule	174

Notice to Shareholders	175

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. ©2007 Neuberger Berman Management Inc. All rights reserved.

Chairman's Letter

It's common wisdom that time "heals all wounds." Events that once loomed large become less significant in the grand scheme of things. This is often the case in investing.

Over the fiscal year, stock investors enjoyed respectable results, powered for much of that time by continued economic growth, still favorable earnings and stable Federal Reserve policy. That 12-month record, however, incorporates not only a brief market swoon in February triggered in the Shanghai markets, but more enduring volatility over the summer which, as of this writing, continues to reflect serious concerns about the markets and economy.

This most recent bout of anxiety is tied closely to distress in the subprime mortgage market. This topic had been on investors' minds for some time but, over the summer, news about high levels of loan defaults, losses at hedge funds from repackaged mortgage securities and distress at some mortgage-related financial institutions seemed to come fast and furious. Vastly complicating matters was a new reluctance by lenders to provide short-term financing to all but the safest corporate credits, which created a severe credit crunch around the world.

These conditions, along with the deep U.S. housing slump and high oil prices, fostered new worries about economic growth. Together they contributed to a month-long decline in the stock market through mid-August, which cut significantly into fiscal year returns.

To help limit the impact on the broader economy, the Federal Reserve (along with some other central banks) acted decisively, infusing banking reserves with additional capital and cutting both the Discount rate (paid by banks to borrow overnight from the Fed) and, after the reporting period, the target Fed Funds rate (paid by banks to borrow from each other). Investors reacted positively to these moves, but the potential effects remain unclear.

During this time, Neuberger Berman portfolio managers remained resolute in maintaining their investment disciplines in the face of volatility. Their advantage, aside from proven skills in navigating good and bad markets, is a long-term perspective. While it seems that many investors focus on quick profits, our managers use time to their advantage by basing decisions on underlying fundamentals that may take several quarters or even years to fully evolve.

As an investor, you can do yourself a favor by focusing on the long term as well. Volatility, while nerve-rattling, is a common phenomenon in the markets. And although it can cut into returns, volatility can also provide new opportunities for managers to invest in stocks they believe have potential.

Most basically, 80 years of market history indicates that stocks have generally risen over time. Although there are no guarantees, by investing with seasoned, disciplined managers, and diversifying your overall portfolio to limit risk, you can better your opportunity to achieve your financial goals in the years ahead — and make the bumps along the road seem far less significant.

Sincerely,

Peter Sundman
Chairman of the Board
Neuberger Berman Equity Funds

All Cap Growth Fund Portfolio Commentary

Neuberger Berman All Cap Growth Fund generated positive returns and outperformed the Russell 3000 Growth Index for the fiscal year ended August 31, 2007. The largest contributor to performance versus the benchmark was strong stock selection across most of the portfolio; sector allocations were a slight contributor.

The largest impact on results came from stock selection in the Industrial and Consumer Discretionary sectors. Companies that did well among Industrials included Precision Castparts and Deere & Company. In Consumer Discretionary, specialty retail firms such as Coach excelled. In addition, resort and casino issues such as Vail Resorts and Station Casinos were additive.

Our holdings in the Telecom and Health Care sectors continued to bolster performance. Within Telecom, our emphasis on wireless was beneficial, highlighted by gains for Leap Wireless and NII Holdings. Within Health Care, Celgene and Cytyc had a strong year.

Also helpful to performance were Information Technology stocks such as Trimble Navigation and Apple. Energy holdings were buoyant generally, with Valero Energy turning in impressive results. Materials stocks Phelps Dodge and Monsanto were also a positive. The portfolio's Financial stocks also outpaced benchmark sector components, due to the strength of services stocks such as Trammel Crow and Chicago Mercantile Exchange Holdings.

The strongest performing sectors for the fiscal year included Information Technology and Materials, while the weakest included Health Care and Consumer Staples. In aggregate, our sector selection was a slight contributor, primarily due to our overweight in Telecom (a relatively strong performer) and underweight in Health Care and Consumer Staples (two relatively weak sectors).

In contrast, the largest negative for the portfolio was our security selection in the Utilities sector, which makes up less than 2% of the benchmark and is generally not considered a traditional growth sector.

Looking at the markets in general, equity returns for the fiscal year were positive. Large- and mid-cap stocks continued to lead smaller issues and growth issues outpaced value across the capitalization spectrum. During the period, private equity firms continued to make acquisitions in the mid-cap space, and there were several buyouts of portfolio holdings.

Recently, volatility has been on the rise as subprime worries have plagued the markets. Overall, we believe that companies that demonstrate the ability to grow earnings on a consistent basis in this slowing economic environment will be rewarded because investors will be willing to pay more for them. In the past, growth managers have tended to perform better in this type of market than value managers.

Overall, the litany of negatives facing the consumer continues to grow, and includes housing market deterioration, rising energy prices, negative savings rates, and leveraged balance sheets. While the consumer has appeared to be relatively resilient (likely due to healthy wage gains) in the face of these developments, we remain cautious about areas linked to the average consumer.

Elsewhere in the portfolio, we continue to believe that Energy will provide longer-term earnings growth potential, due to worldwide demand. As of fiscal year-end, we were underweight in the sector, but we plan to move toward a neutral weighting opportunistically. We also continue to find growth potential in the Telecom sector, which remains an overweight.

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace	5.6%
Basic Materials	2.5
Biotechnology	3.5
Business Services	9.8
Consumer Staples	4.6
Defense & Aerospace	2.7
Energy	4.4
Financial Services	7.1
Health Care	3.8
Industrial Machinery	1.9
Internet	1.8
Leisure	8.2
Media	1.1
Medical Equipment	5.6
Retail	7.4
Semiconductors	2.4
Software	3.2
Technology	8.3
Telecommunications	8.5
Transportation	1.7
Short-Term Investments	6.2
Liabilities, less cash, receivables and other assets	(0.3)

Due to the spread of subprime worries, we plan to maintain an underweight in Financials. The portfolio is also underweight in the IT sector. Although as noted we have some concerns about the average consumer, we plan to remain overweight in Consumer Discretionary, with exposure to niche areas such as full service lodging and resorts and casinos. We plan to remain underweight in Consumer Staples.

Sincerely,

David H. Burshtan, Kenneth J. Turek and Kristina Kalebich
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in companies with small, mid and large-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. All Cap Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

All Cap Growth Fund

CUMULATIVE TOTAL RETURN1,11

	Trust Class3b	Russell 3000 Growth®2
Life of Fund	26.65%	16.97%
Inception Date	09/05/2006

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Trust Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Century Fund Portfolio Commentary

Neuberger Berman Century Fund generated a positive return for the fiscal year ended August 31, 2007 but underperformed its benchmark, the Russell 1000 Growth Index. The largest detractor from performance was stock selection while sector positioning was a slight positive.

During the fiscal year, the greatest gains for the market came from the Materials sector, which represents only a small percentage of the Russell 1000 Growth Index. Other strongly performing sectors within the large-cap area included Energy, Industrials and Information Technology. During this time period, growth outperformed value across the market-cap spectrum. Large-caps outpaced small-caps as well. The worst performing sector among large-caps over the 12-month period was Health Care. Consumer Staples was also weak as personal spending slowed, pressured by the downturn in the housing market and higher oil prices. Financials was another weakly performing sector as it was especially affected by the subprime worries that plagued the overall market.

Areas of strength in the portfolio included stock selection in the Industrial and Energy sectors. Industrial stocks that did well included Deere & Company and Fluor. Top performers in Energy included Schlumberger and GlobalSantaFe. Also contributing to relative performance was stock selection within Materials and Financials. For Materials, Monsanto was a top performer. Among Financials, investment brokerage companies were standouts.

In aggregate, our sector selection was a slight contributor to performance with the majority of this benefit due to our overweight positions in Energy and Telecom.

The largest detractor from portfolio performance during the fiscal year was stock selection in the Information Technology sector. Stocks that underperformed in the sector included Microsoft and Motorola. Another area of weakness was our security selection in Consumer Discretionary, with Kohl's in particular lagging during this time period. Finally, our holdings in Consumer Staples were a large negative for performance, with various drug stores showing weakness.

Sincerely,

Kenneth J. Turek
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies of large capitalization are set forth in the prospectus and statement of additional information.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Century Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Basic Materials	4.5%
Biotechnology	2.7
Business Services—IT Business Services	0.7
Communications Equipment	2.9
Consumer Products & Services	1.0
Consumer Staples	2.2
Diversified	2.5
Electronics	2.5
Financial Services	7.5
Food & Beverage	3.5
Hardware	1.5
Health Care	2.3
Health Products & Services	2.8
Industrial	8.0
Internet	2.0
Leisure	2.0
Manufacturing	3.2
Media	4.0
Oil & Gas	4.6
Oil Services	1.7
Pharmaceutical	7.7
Retail	6.7
Semiconductors	8.0
Software	6.5
Technology	3.4
Telecommunications	3.6
Tobacco	1.5
Short-Term Investments	0.9
Liabilities, less cash, receivables and other assets	(0.4)

Century Fund

AVERAGE ANNUAL TOTAL RETURN1,11

	Investor Class3b	Russell 1000® Growth[2]	Russell 1000® Index[2]
1 Year	14.26%	17.70%	15.27%
5 Year	8.81%	10.46%	12.53%
Life of Fund	(3.72%)	(2.73%)	2.53%
Inception Date	12/06/1999

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Fasciano Fund Portfolio Commentary

For the fiscal year ended August 31, 2007, Neuberger Berman Fasciano Fund delivered a solidly positive return, slightly underperforming its Russell 2000 Index benchmark. Ironically, a small-cap stock sell-off midway through the first calendar quarter of 2007 tilted investor psychology in our favor by diminishing investors' appetite for risk and focusing more attention on the more seasoned, higher quality small companies we invest in. We expect ongoing volatility in the market as a whole and the small-cap stock universe in particular to continue to lead today's more risk averse investors to our kind of often unglamorous, but consistently profitable companies.

Investments in the Industrial sector had the most positive impact on absolute and relative performance. The portfolio was more than double weighted in Industrials and our investments performed slightly behind the Russell 2000's Industrial sector component. Seven Industrial holdings made our top-ten contributors list (Middleby, IDEX, Bucyrus International, Actuant, RBC Bearings, Rollins and Hub Group).

The portfolio was underweight in Information Technology, but our selections nearly doubled the corresponding benchmark sector return. Innovative Internet-based communications company j2 Global Communications was a major contributor. Cabot Microelectronics, the leading supplier of sophisticated polishing slurries used in the manufacture of advanced semiconductors, was another strong tech performer.

The portfolio was modestly underweight in the top-performing Materials sector, but our investments outperformed the Russell 2000's Materials sector component. Our largest holding in the sector, specialty chemicals producer Rockwood Holdings, posted a substantial gain.

Of course, as always, a few investments disappointed. Largely due to a sizable decline in TETRA Technologies, a leader in rig repair and decommissioning, our Energy sector holdings barely broke even. TETRA experienced execution problems in its well abandonment and decommissioning segment. However, we think our investment thesis and the company's intermediate-term business outlook remain intact. The poor performance of dental supplies leader Young Innovations penalized relative returns in the Health Care sector. Young's biggest problem relates to its panoramic dental X-ray business, where an industry transition from analog to digital technology has proved difficult. We think Young Innovations' management may dispose of all or part of this business. We continue to like Young Innovations due to its 80% consumables sales, which translate into highly predictable cash flows.

Collectively, our Financial and Consumer Staples sector holdings posted negative returns. Losses in Financials were largely a reflection of negative investor sentiment in light of difficult yield curve and credit conditions. Central Garden & Pet was our one Consumer Staples detractor. The company got hit from three different directions. First, the price of the grains that go into its bird feed increased dramatically and the company couldn't raise prices fast enough to cover spiraling costs. Second, cold weather and drought hampered its grass seed sales. Finally, Wal-Mart, one

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Banking	1.2%
Banking & Financial	4.2
Basic Materials	1.4
Biotechnology	1.1
Building, Construction & Furnishing	0.7
Business Services	9.8
Chemicals	2.3
Consumer Discretionary	1.9
Consumer Products & Services	0.9
Consumer Staples	1.1
Defense	1.1
Distributor	4.8
Electrical & Electronics	1.0
Entertainment	1.6
Filters	2.1
Financial Services	1.5
Health Products & Services	13.0
Industrial & Commercial Products	6.7
Insurance	3.0
Internet	2.9
Machinery & Equipment	7.7
Manufacturing	3.4
Materials	0.4
Office	1.2
Oil & Gas	2.5
Oil Services	4.8
Publishing & Broadcasting	4.8
Restaurants	0.8
Semiconductors	1.8
Specialty Retail	0.9
Technology	3.1
Transportation	3.4
Waste Management	1.6
Short-Term Investments	18.4
Liabilities, less cash, receivables and other assets	(17.1)

of its biggest customers, stopped selling live fish at many of its stores. We are currently taking a hard look at the company to determine if it can recover from these setbacks.

Despite the likelihood of slower U.S. economic growth, we are comfortable maintaining an overweight in Industrials because, in addition to the cyclical companies that have performed so well recently, our portfolio includes a diverse group of industrial companies in less economically sensitive businesses including: Healthcare Services Group, which provides linen, laundry and housekeeping services to long-term care facilities; CLARCOR, an automotive and truck filter manufacturer that thrives on recurring revenues from replacement parts; and Rollins, which is the corporate identity of the Orkin Man; and Advisory Board, a subscription-based health care consulting firm with a large and loyal customer base.

We are not economists, but we do expect slower U.S. growth in the quarters ahead. This may create a headwind for equities in general. However, we believe our focus on companies with a high percentage of recurring revenues — and therefore greater earnings visibility — as well as high profitability and strong free cash flow should work to our advantage. Our portfolio companies' strong cash flows can be used to finance growth or reward shareholders with share repurchases or dividends. Finally, many of our holdings are significantly increasing their international footprints (which is somewhat unusual for a small-cap portfolio). Exposure to faster growing international economies, in our view, should help compensate for any slowdown in their domestic businesses.

Sincerely,

Michael F. Fasciano
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

This Fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001 are those of its predecessor, Fasciano Fund, Inc. The inception date for the Fasciano Fund, Inc. was 11/10/88.

The composition, industries and holdings of the Fund are subject to change. Fasciano Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

Fasciano Fund

AVERAGE ANNUAL TOTAL RETURN1,7,9

	Investor Class3b	Advisor Class3b,6	Russell 2000®2
1 Year	11.35%	11.19%	11.36%
5 Year	9.95%	9.58%	16.60%
10 Year	7.02%	6.82%	7.80%
Life of Fund	11.18%	11.07%	11.08%
Inception Date	11/10/1988	05/24/2002

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Focus Fund Portfolio Commentary

Neuberger Berman Focus Fund delivered a solid return in fiscal 2007, but finished behind the Russell 1000 Value Index and the S&P 500.

We have come a long way in making changes to Focus Fund, significantly increasing exposure in sectors such as Energy, Health Care and Industrials, in which the Fund had previously been underrepresented. At the start of my tenure as portfolio manager, Financial holdings comprised more than 50% of portfolio assets. This year, on average, Financials were a little over 20% of assets. This is in line with the S&P 500's weighting and well below the Financial sector's representation in the Russell 1000 Value Index.

Our goal is not to become a sector neutral fund. In fact, we fully expect to have significant sector overweights in the portfolio. However, this will be solely a function of where we are finding the most compelling investment opportunities, rather than any attempt on our part to identify the next hot sectors. True to its name, the Fund remains "focused."

This year, Energy sector holdings made the greatest contribution to absolute and relative returns. Leading oil sands producer Canadian Natural Resources was among our top performers; oil services giant Halliburton and Occidental Petroleum also posted good gains. In addition, Industrial sector investments were quite productive. Three Industrials holdings (heating and cooling equipment manufacturer American Standard, industrial automation company Rockwell Automation, and diversified industrial conglomerate Tyco International) appeared on our top-ten contributors list. Late in the reporting period, Tyco split into three pieces, of which only Covidien, its medical equipment spin-off, remains in the portfolio. Although, due to valuation concerns, the portfolio was underweight in Consumer Staples, gains in wine and spirits producer Constellation Brands and PepsiCo buoyed performance.

The disappointing performance of Financial sector investments was the primary reason the Fund lagged the S&P 500. As mentioned, on average, the portfolio was neutral-weighted in Financials. However, collectively, our sector holdings posted a decline versus a modest gain for the S&P 500's Financial segment. Credit card giant Capital One and banking and asset management companies UBS and Wachovia were among our poorer performers. Capital One appeared to sell off primarily due to its exposure to the residential mortgage business through its recent acquisition of North Fork Bank. UBS and Wachovia, meanwhile, fell due to debt-related investment banking activities and mortgage operations.

Consumer Discretionary sector holdings generated a positive return for the period but lagged corresponding S&P 500 sector components. Ongoing demand and operational problems at mattress maker Select Comfort resulted in a sharp decline. With no sign of fundamental improvement, we jettisoned the stock. In addition, the lukewarm performance of blue chips such as Comcast and Viacom penalized relative returns.

Information Technology sector investments posted a solid return, but also lagged. A big gain in Cisco and a decent showing for Microsoft were partially offset by declines in semiconductor manufacturer Advanced Micro Devices (AMD) and Amdocs, which is a leading provider of back office systems and services for the communications industry. With AMD's competitive position versus industry leader Intel deteriorating, we eliminated our exposure. Despite moderate short-term growth expectations, we believe that Amdocs will benefit from major telecom companies' recognition of the economic benefits of outsourcing back-office systems and services. In addition, Amdocs is now marketing aggressively to the large cable television operators that have rolled out new communications services.

This year's returns were also restrained by things we didn't own, namely Materials stocks, the S&P 500's third-best performing sector. Although we took a close look at several Materials companies, we ultimately decided we were late in the game and that valuations were already relatively full.

SECTOR DIVERSIFICATION

(% of Total Net Assets)
Consumer Goods & Services	5.7%
Energy	14.0
Financial Services	13.9
Health Care	12.8
Machinery & Equipment	11.7
Media & Entertainment	5.5
Retailing	3.8
Technology	30.7
Short-Term Investments	6.2
Liabilities, less cash, receivables and other assets	(4.3)

Looking ahead, fragility in the financial system has the potential to roll the economy into recession. However, buoyed in part by international economic strength, we think the U.S. economy will settle into slow growth mode for several quarters and then reaccelerate in response to fiscal stimulus from the Federal Reserve. We're not sure that means smooth sailing for the stock market, which we believe will remain quite volatile until investors gain confidence that the economy has weathered the storm. However, while market volatility can be painful, we believe investors' long overdue recognition of risk may work to the advantage of true value investors.

Sincerely,

Robert B. Corman
Portfolio Manager

While the value-oriented approach is intended to limit risks, the Fund — with its concentration in sectors — may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change.

Please see Endnotes and Glossary of Indices for additional information.

Focus Fund

AVERAGE ANNUAL TOTAL RETURN1,10

	Investor Class3b	Trust Class3b,5	Advisor Class3b,6	Russell 1000® Value[2]	S&P 500[2]
1 Year	10.71%	10.49%	10.23%	12.85%	15.13%
5 Year	13.93%	13.73%	13.49%	14.54%	11.99%
10 Year	6.63%	6.46%	6.61%	9.07%	6.75%
Life of Fund	11.28%	11.31%	11.27%	N/A	10.67%
Inception Date	10/19/1955	08/30/1993	09/03/1996

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Genesis Fund Portfolio Commentary

At the midway point in the fiscal year ended August 31, 2007, Neuberger Berman Genesis Fund's performance was behind that of the Russell 2000 Index. However, the portfolio came on strong in the second half, finishing well ahead of its benchmark. This change in fortunes was the result of a shift in investor psychology rather than any modifications to investment principles or portfolio management tactics.

In the first half, investors' appetite for risk translated into superior performance for the more richly valued sectors in the small-cap universe. In the second half, suddenly more cautious investors gravitated to our kind of "less sizzle, but more substance" companies. Over time, our investment style may fall in and out of sync with the market, resulting in periods of over and underperformance versus the Russell 2000. However, we are confident that buying high quality, consistently profitable small growth companies trading at discounted valuations is an intelligent and productive way to invest.

The Fund's Health Care, Industrials and Energy sector investments made the greatest contribution to absolute returns this year. As evidenced by the Fund's significant overweight in Health Care, we found a disproportionate amount of fundamentally attractive opportunities in this sector. Our two best Health Care performers, diagnostic products companies Biosite and Cytyc Corp., were takeouts. Biosite was bought by Inverness Medical Innovations and Cytyc is in the process of being acquired by Hologic Inc. We don't invest in stocks based on their takeover potential. However, seeking to buy quality for less often leads us to companies that eventually attract corporate bargain hunters.

For the reporting period, two big winners in the Materials and Industrial sectors were two boring companies that just keep cranking out good earnings. AptarGroup is a specialty packaging company serving the pharmaceuticals, household product, and cosmetics industries. You've probably never heard of AptarGroup but are likely to have used some of the popular products they package. CLARCOR makes filters for heavy duty trucks and automobiles. This is a classic "razor blade" company with a high percentage of recurring revenues and earnings coming from aftermarket products.

Oil equipment and services company National-Oilwell Varco and exploration and production company Denbury Resources were our most productive investments in the Energy sector. In recent years, much of the growth in many energy companies' earnings has come primarily from rising energy prices rather than any growth in unit volume. We have been overweight in Energy for several years and have certainly benefited as oil prices have trended steadily higher. We believe that energy is a secular rather than cyclical growth story and that the long-term trend for oil prices is upward. However, today we think the best bang for the investment buck is in late-cycle oil services and equipment outfits with

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace	0.9%
Agriculture	0.7
Automotive	0.8
Banking & Financial	5.0
Banks	0.3
Building, Construction & Furnishing	0.9
Business Services	5.4
Capital Equipment	2.5
Capital Goods	0.3
Coal	0.9
Consumer Products & Services	5.7
Defense	4.8
Diagnostic Equipment	1.6
Education	0.5
Electric Utilities	0.8
Filters	2.9
Financial Services	1.7
Financial Technology	0.9
Food Products	0.4
Health Care	14.1
Health Products & Services	1.0
Industrial & Commercial Products	4.5
Industrial Goods & Services	0.6
Industrial Machinery	1.1
Insurance	1.9
Machinery & Equipment	1.2
Manufacturing	0.9
Medical Services	0.4
Metals	1.1
Mining	1.1
Oil & Gas	12.4
Oil Services	4.8
Packing & Containers	2.1
Pharmaceutical	2.0
Restaurants	0.8
Retail	1.9
Software	0.6
Technology	3.3
Transportation	1.5
Utilities	0.2
Short-Term Investments	5.4
Cash, receivables and other assets, less liabilities	0.1

top-line growth and energy companies that are increasing production — in short, energy stocks whose earnings growth is less dependent on rising oil prices.

Diversified consumer products company Church & Dwight finished near the top of our contributors list. Church & Dwight is a classic example of the kind of dull little company capable of delivering some exciting returns. Church & Dwight sells detergents, toothpaste, deodorizers, and pet care products under the Arm & Hammer label and also sells Trojan condoms. These are not consumer categories that generate inspiring top-line growth. However, the company's consistently strong cash flow and shrewd management have produced an impressive track record of accretive acquisitions and expanding profit margins.

As evidenced by the Fund's strong returns, not a whole lot went wrong during the fiscal year. Materials and Consumer Staples sector holdings posted above-market-average gains, but lagged corresponding benchmark sector returns. The portfolio's zero exposure to the strong Telecomm Service sector was a modest negative for relative performance.

Looking ahead, we remain concerned that the American consumer will finally falter. For years, the consumer has been carrying a heavy load — too much credit card debt, expensive food, fuel and utilities, rapidly rising health care costs and higher mortgage payments. Now adding to that considerable burden are the depreciation of home prices, the prospect for some homeowners of having to meet much higher adjustable rate mortgage payments, and waning consumer confidence due to a less robust labor market. We fear that these may be the straws that break the consumer's back, causing the economy to go flat or perhaps even move into recession. The Federal Reserve may try to come to the rescue, at least temporarily encouraging equity investors, but this could be too little, too late. Hoping we are wrong, we continue to focus our efforts on buying high-quality small companies that will prove to be long-term business and investment success stories.

Sincerely,

Judith M. Vale and Robert D'Alelio
Portfolio Co-Managers

This fund is currently closed to new investors.

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Genesis Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

Genesis Fund

AVERAGE ANNUAL TOTAL RETURN1

	Investor Class3a	Trust Class3b,5	Advisor Class3b,6	Institutional Class3b,8	Russell 2000®2
1 Year	17.51%	17.41%	17.14%	17.73%	11.36%
5 Year	17.10%	17.04%	16.76%	17.33%	16.60%
10 Year	12.34%	12.29%	12.01%	12.56%	7.80%
Life of Fund	14.37%	14.37%	14.19%	14.49%	10.94%
Inception Date	09/27/1988	08/26/1993	04/02/1997	07/01/1999

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Guardian Fund Portfolio Commentary

We are pleased to report that Neuberger Berman Guardian Fund performed well in fiscal 2007, delivering a mid-teen percentage return and finishing slightly behind its S&P 500 Index benchmark.

Led by the strong performance of cable television operator Liberty Global and auto parts manufacturer BorgWarner, Consumer Discretionary sector investments made the largest contribution to portfolio returns. Industrial sector holdings also excelled, with conglomerates 3M Co. and Danaher Corp., and Canadian National Railway finishing near the top of our performance charts. The portfolio was underweight in Consumer Staples, but the excellent performance of discount retailer Costco Wholesale produced generous returns.

Collectively, our Health Care sector holdings posted a modest loss. The two primary disappointments were pharmaceuticals company Novartis and managed care leader UnitedHealth Group. Novartis stumbled when the FDA asked for more data on one of the company's drugs in late-stage trials and another drug was pulled from the market over safety concerns. Despite these setbacks, we think Novartis' longer-term business outlook is bright. Novartis has a broad and deep new product pipeline and is not subject to the high level of patent expiration risk that many of its competitors face. UnitedHealth came under pressure due to concern that a potential change in national political leadership could result in a change in Medicare regulation that would negatively affect managed care companies. However, the company recently renewed and expanded its relationship with AARP to include new Medicare products. We think these innovative new products endorsed by the nation's most influential senior citizen association will invigorate UnitedHealth Group's earnings per share growth.

Due to our focus on natural gas oriented exploration and production companies, our Energy investments lagged the overall sector. Unseasonably mild winter and summer weather along with an abnormally quiet hurricane season in the Gulf of Mexico resulted in a build up in natural gas inventories that put pressure on natural gas prices. Over the short term, natural gas prices will always be influenced by seasonal and cyclical supply/demand forces. However, over the longer term, we believe that growing concern over the environmental and climatic consequences of burning coal and oil will make natural gas the fuel of choice for power generation.

Although, for the full fiscal year, our Information Technology investments lagged benchmark sector components, tech was among our better performing sectors in the second half. Throughout 2006, we took profits in fully valued companies in popular industry groups such as Real Estate Investment Trusts (REITs) and invested the proceeds in "best of breed" companies in out-of-favor industries such as technology. This has started to pay off and we believe will continue to benefit shareholders in the year ahead.

Intuit, a recent addition to the portfolio, is a good example of the kind of high quality opportunities emerging in the tech sector. Intuit is best known for its Quicken and Turbo Tax software. However, QuickBooks, Intuit's general ledger accounting software system for small and mid-sized companies, has become a much more important product for the company. Intuit is in the process of leveraging QuickBooks' large installed customer base by selling add-on modules such as payroll service software that we think will boost annual revenue growth with the potential to lift earnings growth rates to the mid- to high teens. Because many of Intuit's products are subscription based with regular 12-18 month upgrade cycles, Intuit enjoys predictable cash flows and earnings — in our view a big plus for companies in any industry, but especially technology. Looking farther

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Automotive	3.7%
Biotechnology	0.7
Cable Systems	8.8
Consumer Staples	2.2
Financial Services	4.1
Health Products & Services	4.4
Industrial	8.3
Insurance	5.7
Integrated Energy	4.3
Life Science Tools & Supplies	2.2
Media	5.8
Oil & Gas—Exploration & Production	3.0
Oil Services	0.8
Pharmaceutical	3.3
Securities Processing	8.0
Semiconductor	10.6
Software	7.6
Transaction Processing	2.2
Transportation	2.9
Utilities	3.8
Waste Management	4.6
Short-Term Investments	3.3
Liabilities, less cash, receivables and other assets	(0.3)

ahead, Intuit's recent acquisition of Digital Insight, a producer of online banking software systems, not only gives the company access to a strong secular growth market, but also the opportunity to cross-sell services to two largely different customer bases.

Looking ahead, recent instability in the fixed income markets has tightened credit conditions, resulting in higher interest rates and stricter lending standards. While the intermediate to longer term implications of recent events remain unclear, the short-term impact will likely serve as a headwind against economic activity, with tighter credit conditions working against companies dependent on debt to grow their businesses. However, in our view, this should not diminish the prospects for the financially strong companies in our portfolio that are capable of internally funding growth. In fact, we believe these companies will emerge from an economic slowdown in stronger competitive positions in their respective industries.

Sincerely,

Arthur Moretti
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Guardian Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

Guardian Fund

AVERAGE ANNUAL TOTAL RETURN1, 9

	Investor Class3b	Trust Class3b,5	Advisor Class3b,6	S&P 500[2]
1 Year	14.48%	14.30%	13.82%	15.13%
5 Year	13.51%	13.34%	12.89%	11.99%
10 Year	4.48%	4.36%	3.89%	6.75%
Life of Fund	11.81%	11.78%	11.69%	11.76%
Inception Date	06/01/1950	08/03/1993	09/03/1996

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Fund Portfolio Commentary

International stocks continued to outpace U.S. equities in fiscal year 2007, with the MSCI EAFE Index surpassing the S&P 500 Index. Neuberger Berman International Fund had a strong return but fell just short of the EAFE benchmark.

Energy sector investments had the most positive impact on portfolio performance. Three Energy holdings, Brazil's Ultrapar Participacoes and Petroleo Brasileiro, and Australia's Hardman Resources, appeared on our top-ten contributors list. Australian uranium miner Paladin Resources also buoyed Energy sector gains. Materials sector investments enhanced returns, with Brazilian mining company Companhia Vale do Rio Doce and German specialty chemical company Wacker Chemie among the top performers. Although underweight in Consumer Staples, collectively our holdings in the sector posted a substantial gain. Belgium based brewer InBev and Irish cider maker C&C Group drove returns in the sector. The portfolio was materially underweight in Health Care, but collectively our investments delivered a strong return compared to the flat performance of the EAFE's Health Care component. Contributors included Japanese medical equipment maker Nihon Kohden and Netherlands' drug store and home health care product distributor OPG Groep. The portfolio was modestly underweight in Telecomm Services, but sector holdings performed well, buoyed by a big gain in the U.K.'s Vodafone.

Industrial sector holdings posted a solid return, but lagged the corresponding benchmark sector by a wide margin. Our three biggest decliners in the sector were all from Japan: employment agency Fullcast, engineering firm CHIYODA, and pachinko (Japanese pinball) equipment manufacturer Mars Engineering. We remain positive on CHIYODA, which is a leader in the design and construction of liquefied natural gas terminals, and Mars Engineering, which has substantial cash reserves that could, in our opinion, be returned to shareholders. Returns in the Information Technology sector were disappointing, with Hong Kong-based flat panel display assembler TPV Technology constituting the major performance detractor. However, most of the damage to the stock's performance was sustained early in the fiscal year due to aggressive price competition with its leading competitor. The pricing environment has now improved somewhat and TPV shares have been regaining lost ground. The portfolio was materially overweight in Consumer Discretionary stocks, a sector that performed worse than the market average, and our holdings underperformed. Among them were gaming equipment manufacturer Sankyo Co., and auto maker Nissan Motor, both Japanese holdings. However, we think the introduction of well received new models this year has put Sankyo and Nissan back in gear.

At the end of the fiscal year, the portfolio had 20.2% of assets invested in non-EAFE markets, with 10.4% in Canada, 5.7% in Brazil, 3.1% in Korea, and about 1% in Argentina. Our Brazilian holdings performed exceptionally well, but Argentine and Canadian holdings also saw strong gains. Korean holdings delivered solidly positive returns but lagged the EAFE. Among the major developed markets, our German investments excelled while our French and U.K. investments lagged. We were materially underweight in the anemic Japanese market, a relative performance plus, but our holdings produced negative returns. Our significant overweight in Ireland continued to reward shareholders, with our investments generating a strongly positive return.

As of the end of the fiscal year, the portfolio remains overweight in Energy and Consumer Discretionary. As investors gradually shift their focus from

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Automobiles & Components	7.4%
Banks	12.8
Capital Goods	10.2
Chemicals	3.0
Commercial Services & Supplies	4.4
Construction Materials	3.4
Consumer Discretionary	1.8
Consumer Durables & Apparel	2.9
Consumer Staples	0.5
Diversified	0.4
Energy	1.7
Energy Services & Equipment	1.5
Food, Beverage & Tobacco	2.4
Health Care Equipment & Services	2.1
Hotels, Restaurants & Leisure	3.2
Household & Personal Products	0.6
Insurance	2.5
Materials	1.0
Materials—Metals & Mining	2.2
Media	2.4
Oil & Gas	17.2
Pharmaceuticals & Biotechnology	0.4
Real Estate	0.5
Software	0.8
Technology—Hardware	5.5
Technology—Semiconductor	0.4
Technology—Software	0.5
Telecommunications—Diversified	0.5
Telecommunications—Wireless	3.9
Short-Term Investments	11.0
Liabilities, less cash, receivables and other assets	(7.1)

day-to-day fluctuations in oil prices to favorable long-term supply/demand dynamics that should continue to support historically high oil prices, energy stock price/earnings ratios, in our opinion, should expand. The portfolio's overweight in the Consumer Discretionary sector is simply a function of identifying fundamental opportunities that we find attractive in consumer businesses that historically have been less economically sensitive. We have traditionally been underweight in Financials for valuation reasons. However, with financial stocks suffering from indiscriminate punishment, good values appear to us to be emerging. We remain underweight in Japan due to a lack of fundamentally attractive opportunities and because we think the yen's rise against the dollar is likely to put further pressure on Japanese exporters.

Looking ahead, we think that weakness in the housing market will be a drag on the U.S. economy through 2008. However, we believe that respectable global economic growth can be sustained. Emerging market economies should remain especially strong, and German corporate restructuring and the possibility of meaningful economic reform in France should support European growth. Investors may continue to endure volatility as risk is re-priced into the financial markets and credit spreads return to long-term historical averages. If this process moves forward as we expect, we believe that the type of investments we favor — high quality, financially strong companies with good organic growth opportunities — will deliver superior returns.

Sincerely,

Benjamin Segal
Portfolio Manager

The Fund is currently closed to new investors.

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.

Please see Endnotes and Glossary of Indices for additional information.

International Fund

AVERAGE ANNUAL TOTAL RETURN1,9

	Investor Class3b	Trust Class3b,5	EAFE® Index[2]
1 Year	17.44%	17.34%	19.20%
5 Year	23.33%	23.49%	20.01%
10 Year	10.61%	10.99%	8.37%
Life of Fund	11.26%	11.55%	7.99%
Inception Date	06/15/1994	06/29/1998

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Institutional Fund Portfolio Commentary

International stocks continued to outpace U.S. equities in fiscal year 2007, with the MSCI EAFE Index surpassing the S&P 500 Index. Neuberger Berman International Institutional Fund had a strong return but fell just short of the EAFE benchmark.

Energy sector investments had the most positive impact on portfolio performance. Three Energy holdings, Australia's Hardman Resources, the U.K.'s Tullow Oil and Brazil's Petroleo Brasileiro, appeared on our top-ten contributors list. Australian uranium miner Paladin Resources also buoyed Energy sector gains. Materials sector investments enhanced returns, with Brazilian mining company Companhia Vale do Rio Doce and German specialty chemical company Wacker Chemie among the top performers. Although underweight in Consumer Staples, collectively our holdings in the sector posted a substantial gain. Belgium based brewer InBev and Irish cider maker C&C Group drove returns in the sector. The portfolio was materially underweight in Health Care, but collectively our investments delivered a strong return compared to the flat performance of the EAFE's Health Care component. Contributors included Japanese medical equipment maker Nihon Kohden and Netherlands' drug store and home health care product distributor OPG Groep. The portfolio was modestly underweight in Telecomm Services, but sector holdings performed well, buoyed by a big gain in the U.K.'s Vodafone.

Industrial sector holdings posted a solid return, but lagged the corresponding benchmark sector by a wide margin. Our three biggest decliners in the sector were all from Japan: employment agency Fullcast, engineering firm CHIYODA, and pachinko (Japanese pinball) equipment manufacturer Mars Engineering. We remain positive on CHIYODA, which is a leader in the design and construction of liquefied natural gas terminals, and Mars Engineering, which has substantial cash reserves that could, in our opinion, be returned to shareholders. Returns in the Information Technology sector were disappointing, with Hong Kong-based flat panel display assembler TPV Technology constituting the major performance detractor. However, most of the damage to the stock's performance was sustained early in the fiscal year due to aggressive price competition with its leading competitor. The pricing environment has now improved somewhat and TPV shares have been regaining lost ground. The portfolio was materially overweight in Consumer Discretionary stocks, a sector that performed worse than the market average, and our holdings underperformed. Among them were gaming equipment manufacturer Sankyo Co., and auto maker Nissan Motor, both Japanese holdings. However, we think the introduction of well received new models this year has put Sankyo and Nissan back in gear.

At the end of the fiscal year, the portfolio had 20.4% of assets invested in non-EAFE markets, with 10.3% in Canada, 5.9% in Brazil, 3.2% in Korea, and 1% in Argentina. Our Brazilian holdings performed exceptionally well, but Argentine and Canadian holdings also saw strong gains. Korean holdings delivered solidly positive returns but lagged the EAFE. Among the major developed markets, our German investments excelled while our French and U.K. investments lagged. We were materially underweight in the anemic Japanese market, a relative performance plus, but our holdings produced negative returns. Our significant overweight in Ireland continued to reward shareholders, with our investments generating a strongly positive return.

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Automobiles & Components	7.6%
Banks	13.2
Capital Goods	10.5
Chemicals	3.1
Commercial Services & Supplies	4.5
Construction Materials	3.5
Consumer Discretionary	1.9
Consumer Durables & Apparel	2.9
Consumer Staples	0.5
Diversified	0.4
Energy	1.7
Energy Services & Equipment	1.6
Food, Beverage & Tobacco	2.4
Health Care Equipment & Services	2.2
Hotels, Restaurants & Leisure	3.3
Household & Personal Products	0.6
Insurance	2.6
Materials	1.1
Materials—Metals & Mining	2.3
Media	2.4
Oil & Gas	17.4
Pharmaceuticals & Biotechnology	0.4
Real Estate	0.5
Software	0.8
Technology—Hardware	5.7
Technology—Semiconductor	0.4
Technology—Software	0.5
Telecommunications—Diversified	0.5
Telecommunications—Wireless	4.0
Short-Term Investments	8.3
Liabilities, less cash, receivables and other assets	(6.8)

As of the end of the fiscal year, the portfolio remains overweight in Energy and Consumer Discretionary. As investors gradually shift their focus from day-to-day fluctuations in oil prices to favorable long-term supply/demand dynamics that should continue to support historically high oil prices, energy stock price/earnings ratios, in our opinion, should expand. The portfolio's overweight in the Consumer Discretionary sector is simply a function of identifying fundamental opportunities that we find attractive in consumer businesses that have historically been less economically sensitive. We have traditionally been underweight in Financials for valuation reasons. However, with financial stocks suffering from indiscriminate punishment, good values appear to us to be emerging. We remain underweight in Japan due to a lack of fundamentally attractive opportunities and because we think the yen's rise against the dollar is likely to put further pressure on Japanese exporters.

Looking ahead, we think that weakness in the housing market will be a drag on the U.S. economy through 2008. However, we believe that respectable global economic growth can be sustained. Emerging market economies should remain especially strong, and German corporate restructuring and the possibility of meaningful economic reform in France should support European growth. Investors may continue to endure volatility as risk is re-priced into the financial markets and credit spreads return to long-term historical averages. As this process moves forward, we believe that the type of investments we favor — high quality, financially strong companies with good organic growth opportunities — will deliver superior returns.

Sincerely,

Benjamin Segal
Portfolio Manager

This Fund is currently closed to new investors.

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.

Please see Endnotes and Glossary of Indices for additional information.

International Institutional Fund

AVERAGE ANNUAL TOTAL RETURN1,9

	Institutional Class3b	EAFE® Index[2]
1 Year	17.97%	19.20%
Life of Fund	20.42%	22.99%
Inception Date	06/17/2005

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Institutional Class shares. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

International Large Cap Fund Portfolio Commentary

International large-cap stocks outpaced U.S. equities in fiscal 2007, with the MSCI EAFE Index posting a strong gain that led the S&P 500's advance. Neuberger Berman International Large Cap Fund performed well, narrowly beating the EAFE benchmark.

Materials sector investments made the largest contribution to portfolio returns. Brazilian mining company Companhia Vale do Rio Doce was the portfolio's single best performer. German specialty chemicals producer Wacker Chemie and Ireland-based building materials company CRH also helped drive strong Materials sector returns. The portfolio was modestly underweight in Consumer Staples, but collectively our holdings more than doubled the return from the corresponding benchmark sector. Belgium-based brewer InBev and Irish cider producer C&C Group were standout performers. A sharp gain in Vodafone, our largest Telecomm Services position, helped the portfolio outperform the EAFE's sector component. Led by Brazil's Petroleo Brasileiro, the portfolio's Energy sector investments also delivered superior returns. Although the portfolio was substantially underweight in Information Technology, strong gains from Japan's IBIDEN, which has developed a promising ceramic diesel particle filter for autos, and Swiss computer peripheral maker Logitech International helped produce a favorable return in the tech sector.

The portfolio was underweight in Industrials and our holdings there underperformed by a wide margin. A substantial decline in Japan's CHIYODA Corp. weighed heavily on performance in the sector. As a leading designer and builder of liquefied natural gas (LNG) terminals, which in our opinion is a growth business, CHIYODA represents a good long-term investment opportunity in our opinion. For the EAFE index, Health Care sector returns were flat during the fiscal year, largely due to the uninspiring performance of the major pharmaceuticals stocks. Our positions in global pharmaceuticals giants GlaxoSmithKline and Novartis produced a modest loss in the portfolio's Health Care segment. We continue to favor these two high quality companies, which we believe are trading at compelling valuations. During the reporting period, investments in the Consumer Discretionary sector were mixed, with German auto maker Porsche and the U.K.'s Punch Taverns finishing on our top-ten contributors list and Japan's Nissan Motor, gaming equipment manufacturer Sankyo Co. and auto parts, power tool, and home appliance producer Bosch Corp. among our ten most significant performance detractors. With the successful introduction of new models this year, we think both Sankyo and Nissan are back on track. Collectively, our Consumer Discretionary holdings posted positive return, but lagged the EAFE benchmark sector.

At fiscal year-end, the portfolio had 23.7% of assets invested in non-EAFE markets, with 10.6% in Canada, about 7.0% in Brazil, 2.8% in Korea, 1.9% in Mexico, and 1.4% in Argentina. Our Brazilian and Argentine holdings performed quite well, beating the EAFE by substantial margins. The portfolio's Canadian, Korean and Mexican positions delivered positive returns but lagged the EAFE. In the major developed markets, our German

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Advertising	0.8%
Automobile Manufacturing	4.4
Automobiles & Components	0.5
Banking	0.9
Brewers	3.6
Broadcasting	0.5
Casinos & Gaming	1.4
Coal & Consumable Fuels	2.0
Computer Storage & Peripherals	1.2
Construction & Engineering	1.2
Construction Materials	4.4
Consumer Discretionary	0.7
Consumer Staples	0.7
Diversified Banks	15.1
Diversified Capital Markets	1.3
Food Retail	0.5
Home Builders	1.7
Industrial Machinery	2.8
Integrated Oil & Gas	6.0
Integrated Telecommunications Services	2.0
Leisure Products	0.9
Materials	1.3
Multi-Line Insurance	1.3
Oil & Gas—Equipment & Services	2.1
Oil & Gas—Exploration & Production	9.8
Other Diversified Financial Services	0.8
Personal Products	0.9
Pharmaceutical	2.5
Publishing	0.8
Reinsurance	1.4
Restaurants	1.8
Specialty Chemical	2.6
Steel	4.4
Technology—Hardware	2.1
Thrifts & Mortgage Finance	1.8
Tire & Rubber	1.8
Trading Companies & Distributors	1.4
Wireless Telecommunications Services	4.1
Short-Term Investments	5.7
Cash, receivables and other assets, less liabilities	0.8

investments excelled but our French holdings lagged. We were materially underweight in the anemic Japanese market, a relative performance plus, but our holdings produced negative returns. Our significant exposure in Ireland continued to reward shareholders, with our investments nearly doubling the return from the EAFE's much smaller Irish component.

As of the end of the fiscal year, the portfolio was overweight in the Energy, Consumer Discretionary and Materials sectors. We believe that high oil prices are here to stay and that energy company valuations should eventually rise. The portfolio's overweight in the Consumer Discretionary sector is simply a result of finding fundamental opportunities that we find attractive in consumer businesses that have historically been less economically sensitive. The overweight in Materials is the result of our attraction to high-end niche companies in consolidating Materials businesses. We have traditionally been underweight in Financials, because we believed that they were priced too highly relative to risk. However, with both good and bad companies suffering in the recent financial stock sell-off, some attractive opportunities are emerging. We remain underweight in Japan due to a dearth of good values and because the strengthening yen versus the U.S. dollar puts additional pressure on Japanese exporters.

Looking ahead, we think that U.S. economic growth will slacken due to weakness in housing and contracting credit markets. However, we don't think weakness in America will drag down the global economy. Economic growth in select emerging market nations should remain robust, while German corporate restructuring and the realistic prospect of significant economic reform in France should help support European growth. We will likely continue to experience elevated volatility in global financial markets until credit spreads return to historic norms. Over the longer term, however, we believe our portfolio of high quality, financially strong companies with good organic growth opportunities can deliver attractive long-term returns.

Sincerely,

Benjamin Segal
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.

Please see Endnotes and Glossary of Indices for additional information

International Large Cap Fund

AVERAGE ANNUAL TOTAL RETURN1,9

	Trust Class3b	Institutional Class3b,8	EAFE® Index[2]
1 Year	19.24%	19.56%	19.20%
Life of Fund	19.66%	19.96%	20.58%
Inception Date	08/01/2006	10/06/2006

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Trust Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Manhattan Fund Portfolio Commentary

Neuberger Berman Manhattan Fund generated a positive return and outperformed the Russell Midcap Growth Index for the fiscal year ended August 31, 2007. Over this period, the Fund ranked in the tenth percentile (or better than 90%) of its Lipper peer group.* The largest contributor to relative portfolio performance was strong stock selection, while sector allocation was a slight negative.

The largest contribution to performance for the reporting period came from security selection in Information Technology (IT) and Health Care. Top IT performers included services companies such as MasterCard and Alliance Data Systems. Within Health Care, Celgene and Cytyc Corp. continued to provide strong results. Standout Consumer Discretionary companies were in specialty retail areas and included Coach and Nordstrom. In addition, resorts and casinos such as Penn National Gaming and Station Casinos proved beneficial to returns.

Within Energy and Financials, security selection was a positive for the reporting period. Energy holdings were broadly additive to performance, with National-Oilwell Varco showing distinction. Within Financials, services areas were particularly strong, with CB Richard Ellis and Chicago Mercantile Exchange Holdings setting the pace.

Finally, our holdings in the Telecom sector continued to be additive with an emphasis on wireless benefiting the portfolio. Stocks that did well in this area included Leap Wireless and NII Holdings.

The strongest performing sectors for this time period included Industrials and Materials while the weakest included Consumer Staples and Financials. In aggregate, our sector selection was a slight negative, primarily due to our overweight in Health Care (a relatively weak performer) and underweight in Industrials (which did well).

The largest negative for the portfolio was our security selection within Materials and Industrials. The Materials sector comprises 4-5% of the benchmark and is not a traditional growth sector. Within Industrials, stocks that underperformed included Corporate Executive Board, which missed earnings and was eliminated from the portfolio.

Looking at the markets in general, equity returns for the fiscal year were positive. Large- and mid-cap stocks continued to lead smaller issues and growth issues outpaced value across the capitalization spectrum. During the period, private equity firms continued to make acquisitions in the mid-cap space, and there were several takeouts of portfolio holdings.

Recently, volatility has been on the rise as subprime worries have plagued the markets. Overall, we believe that companies that demonstrate the ability to grow earnings on a consistent basis in this slowing economic environment will be rewarded because investors will be willing to pay for this attribute. In the past, growth managers have tended to perform better in this type of market than value managers.

Overall, the litany of negatives facing the consumer continues to grow, and includes housing market deterioration, rising energy prices, negative savings rates, and leveraged balance sheets. While the consumer has appeared to be relatively resilient (likely due to healthy wage gains) in the face of these developments, we remain wary of areas linked to the average consumer. Elsewhere in the portfolio, we continue to believe that Energy will provide longer-term earnings growth potential, due to worldwide demand. As of fiscal year-end, we were slightly underweight in the sector, but we plan to move toward a neutral weighting opportunistically. We also continue to find growth potential in the Telecom and Health Care sectors,

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace	5.5%
Basic Materials	1.8
Biotechnology	3.5
Business Services	7.9
Communications Equipment	2.5
Consumer Staples	2.3
Energy	8.7
Financial Services	6.4
Food & Beverage	1.5
Health Care	9.7
Industrial	3.0
Leisure	5.7
Media	2.3
Medical Equipment	4.0
Retail	6.7
Semiconductors	3.3
Software	3.0
Technology	9.2
Telecommunications	7.2
Transportation	1.7
Short-Term Investments	19.5
Liabilities, less cash, receivables and other assets	(15.4)

which both remain overweighted positions. Due to the spread of subprime worries, we plan to maintain an underweight in Financials. In addition, because we are concerned about the consumer, we plan to remain underweight in Consumer Discretionary and Consumer Staples. We continue to play niche areas within Consumer Discretionary such as full service lodging and resorts and casinos. Finally, the portfolio is market weighted in the IT sector.

Sincerely,

Kenneth J. Turek
Portfolio Manager

*  For the one year period ended August 31, 2007, the Investor Class was ranked 56 within a universe of 611 funds in the Lipper Open-End Mid-Cap Growth Funds category.

The risks involved in seeking capital appreciation from investments primarily in companies with mid-market capitalization are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Manhattan Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

Manhattan Fund

AVERAGE ANNUAL TOTAL RETURN1,9

	Investor Class3b	Trust Class3b,5	Advisor Class3b,6	Institutional Class3b,8	Russell Midcap® Growth[2]	Russell Midcap®2
1 Year	29.01%	28.57%	28.40%	29.13%	19.31%	16.18%
5 Year	17.53%	17.28%	16.94%	17.55%	17.51%	17.82%
10 Year	6.05%	5.82%	5.44%	6.06%	7.59%	10.69%
Life of Fund	13.35%	13.26%	13.10%	13.35%	N/A	15.12%
Inception Date	03/01/1979	08/30/1993	09/03/1996	04/19/2007

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Millennium Fund Portfolio Commentary

Neuberger Berman Millennium Fund generated positive returns and outperformed the Russell 2000 Growth Index for the fiscal year ended August 31, 2007. For the period, the Fund ranked in the seventh percentile (or better than 93%) of its Lipper peer group.* Strong stock selection across most of the portfolio was the largest contributor to performance versus to the Russell benchmark.

Stocks within the Consumer Discretionary sector had the largest impact on relative results. The strongest performers were holdings within investment themes such as secondary education, full service lodging and retail gaming. These stocks included Capella Education, Four Seasons Hotels, Orient-Express Hotel and GameStop Corp.

Our Financial holdings also contributed to relative performance, with niche service plays such as credit services company Advanta Corp. and investment brokerage services provider GFI Group providing favorable results. Another top performer in the sector was Trammel Crow, a real estate services company, which was acquired by CB Richard Ellis. Stock selection in the Information Technology sector were a significant plus, with Dealer Track Holdings and Nuance Communications providing notable contributions.

Industrial stocks also added to portfolio returns, with standout results coming from aviation companies such as BE Aerospace, AAR Corp. and CAE Inc. Finally, Energy stocks including Core Laboratories and Arena Resources were also strong performers.

The largest negative for portfolio performance was our stock selection in Health Care, as specialized services and hospital names were particularly weak. Sector allocations also hampered results, due to an underweight position in Materials (which comprises less than 4% of the benchmark) and an overweight position (which is now an underweight) in Financials, where we are emphasizing specialized services.

Looking at the markets, equity returns for the fiscal year were positive. Large- and mid-cap stocks continued to lead smaller issues and growth issues outpaced value across the capitalization spectrum. During the period, private equity firms continued to make acquisitions in the mid-cap space, and there were several takeouts of portfolio holdings.

Recently, volatility has been on the rise as subprime worries have plagued the markets. Overall, we believe that companies that demonstrate the ability to grow earnings on a consistent basis in this slowing economic environment will be rewarded because investors will be willing to pay more for them. In the past, growth managers have tended to perform better in this type of market than value managers.

Overall, the litany of negatives facing the consumer continues to grow, and includes housing market deterioration, rising energy prices, negative savings rates, and leveraged balance sheets. While the consumer has appeared to be relatively resilient (likely because of healthy wage gains) in the face of these developments, we remain wary of areas linked to the average consumer. However, we continue to invest in niche areas within Consumer Discretionary such as full service lodging and resorts and casinos.

Elsewhere in the portfolio, due to the spread of subprime worries, we plan to maintain an underweight in Financials. Although we continue to believe that Energy will provide longer-term earnings growth potential due to worldwide demand, we are slightly underweight in the sector as of fiscal year-end. However, we continue to find growth potential in the Telecom and Information Technology sectors, which remain overweights.

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace	11.5%
Business Services	15.0
Casinos & Gaming	1.3
Communications Equipment	1.4
Consumer Discretionary	3.0
Energy	5.7
Financial Services	2.3
Health Care	16.2
Leisure	11.8
Materials	1.0
Retail	2.1
Semiconductors	2.1
Software	5.2
Technology	12.9
Telecommunications	2.7
Transportation	3.2
Short-Term Investments	8.3
Liabilities, less cash, receivables and other assets	(5.7)

Sincerely,

David H. Burshtan
Portfolio Manager

*  For the one year period ended August 31, 2007, the Investor Class was ranked 39 within a universe of 574 funds in the Lipper Open-End Small-Cap Growth Funds category.

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Small-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Millennium Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

Millennium Fund

AVERAGE ANNUAL TOTAL RETURN1

	Investor Class3b	Trust Class3b,5	Advisor Class3b,6	Russell 2000® Growth[2]	Russell 2000®2
1 Year	27.58%	27.42%	27.19%	16.36%	11.36%
5 Year	15.39%	15.37%	15.27%	16.27%	16.60%
Life of Fund	11.61%	11.53%	11.53%	7.58%	10.95%
Inception Date	10/20/1998	11/03/1998	05/03/2002

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Partners Fund Portfolio Commentary

Neuberger Berman Partners Fund performed well in the fiscal year ended August 31, 2007, outpacing the Russell 1000 Value Index and finishing slightly behind the S&P 500. Our holdings outperformed in six of ten S&P 500 sectors, more than doubling corresponding benchmark sector returns in Materials, Consumer Staples and Health Care. Housing related Financials and Consumer Discretionary sector holdings penalized performance.

Highlighted by the strong performance of National-Oilwell Varco, the portfolio's Energy holdings made the largest contribution to portfolio returns. Industrial sector investments also excelled, with mining and construction equipment manufacturer Terex and engineering and construction firm Chicago Bridge & Iron finishing on our top-ten contributors list. Led by copper producers Freeport-McMoRan Copper & Gold and Phelps Dodge, as well as United States Steel, Materials sector holdings buoyed returns. Health Care sector returns were driven by British pharmaceuticals company Shire PLC, which introduced a treatment for Attention Deficit Hyperactivity Disorder (ADHD) and Aetna, the HMO. A big gain in NRG Energy contributed to good relative performance in the Utilities sector. Although the portfolio was underweight in Telecom Services, its one holding, Chinese wireless operator China Mobile Limited, performed extremely well.

The Fund remains overweight in Energy, but we have shifted the focus from coal and natural gas stocks to oil and oil services companies. Over the long term, we believe that investing in coal and natural gas makes sense although today's excess inventories may continue to pressure prices over the intermediate term. Demand for oil is still outpacing growth in supply and is likely to continue to do so for the foreseeable future. Consequently, we prefer owning oil-oriented exploration and production companies and oil services firms. We think select Materials and Industrial stocks should continue to benefit from rapid economic expansion in emerging market nations and the rebuilding of the developed world's aging infrastructure. We believe our commitments in Health Care should continue to reward the Fund even if economic growth stalls.

Housing-related investments in the Financial sector (notably mortgage insurers MGIC Investment Corp. and mortgage originator and servicer Countrywide Financial) and in the Consumer Discretionary sector (homebuilders Hovnanian Enterprises, Centex, Lennar, D.R. Horton and KB Home) were a drag on performance. The collapse of the subprime mortgage market and today's more stringent mortgage lending standards has indefinitely postponed a recovery in housing. Consequently, we have eliminated most of our positions in housing-related financial companies and cut our exposure to homebuilders by more than half, keeping only the most financially robust participants that we think can survive the current downturn and emerge in the strongest competitive positions. Despite today's rather bleak near-term outlook for housing, we believe that homebuilders trading at 70% of book value will prove to be longer-term investment bargains.

Although the Fund had a solidly positive return in Information Technology during the reporting period, collectively our holdings materially lagged the corresponding benchmark index sector. Semiconductor manufacturer Advanced Micro Devices and leading computer printer company Lexmark suffered from company-specific problems. At present, the portfolio is underweight in Information Technology, but that may change if we find that more high-quality tech companies come into our value range.

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Auto Related	1.5%
Banking & Financial	1.1
Business Services—IT Business Services	0.8
Coal	0.7
Defense	1.7
Electric Utilities	5.1
Energy Services & Equipment	5.4
Financial Services	5.1
Food & Beverage	4.2
Health Care	5.7
Home Builders	4.2
Industrial	5.5
Insurance	9.2
Machinery & Equipment	5.9
Materials	2.6
Metals	5.1
Oil & Gas	10.6
Pharmaceutical	2.3
Retail	7.9
Software	7.4
Steel	1.7
Technology	1.4
Transportation	1.5
Wireless Telecommunication Services	1.9
Short-Term Investments	10.4
Liabilities, less cash, receivables and other assets	(8.9)

Looking ahead, the credit crunch spawned by the collapse in the subprime mortgage market is already negatively affecting the broader U.S. economy. With the Federal Reserve's prompt response to what we view as a serious threat to economic growth, a recession could be averted. However, until the murky economic outlook clears, we will likely continue to experience elevated market volatility that will test investors' resolve.

Although the Neuberger Berman Partners Fund remains positioned for growth, we believe our focus on reasonably valued high-quality companies with strong balance sheets and dominant positions in their respective businesses will help the portfolio weather any short-term economic dislocation. I would also point out that although the portfolio is overweight in several economically sensitive sectors such as Materials, Industrials and Consumer Discretionary, it also has significant commitments in more defensive sectors such as Health Care and Utilities. Finally, additional portfolio diversification is present in the form of U.S.-based multinational companies with a high percentage of revenues and earnings coming from more rapidly growing international economies.

Looking ahead, we face an uncertain economic outlook and unsettled stock market. However, we are armed with a time-tested value oriented investment philosophy and supported by diligent fundamental research — in our opinion, the keys to long-term investment success.

Sincerely,

S. Basu Mullick
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Partners Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

Partners Fund

AVERAGE ANNUAL TOTAL RETURN1,9

	Investor Class3b	Trust Class3b,5	Advisor Class3b,6	Institutional Class3b,8	Russell 1000® Value[2]	S&P 500[2]
1 Year	14.33%	14.09%	13.94%	14.49%	12.85%	15.13%
5 Year	15.96%	15.77%	15.53%	16.00%	14.54%	11.99%
10 Year	6.83%	6.67%	6.36%	6.84%	9.07%	6.75%
Life of Fund	14.90%	14.85%	14.73%	14.91%	N/A	13.29%
Inception Date	01/20/1975	08/30/1993	08/16/1996	06/07/2006

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Real Estate Fund Portfolio Commentary

Real estate investment trusts (REITs) performed exceptionally well in the first half of the fiscal year ended August 31, 2007, with Neuberger Berman Real Estate Fund and its benchmark, the FTSE NAREIT Equity REITs Index, posting high-teen percentage returns. However, in the second half of the fiscal year, REITs gave back most of their gains. The Fund finished the reporting period down slightly and lagged its benchmark.

Portfolio investments in the Regional Mall sector had the most favorable impact on returns in the fiscal year. The portfolio was neutral weighted in the sector but, led by General Growth Properties and Taubman Centers, our holdings produced strong returns, outpacing benchmark sector components. Highlighted by gains in Health Care Property Investors and Nationwide Health Properties, our Health Care sector holdings also outperformed.

Collectively, Apartment sector investments declined, with Camden Property Trust, Equity Residential, Post Properties and Apartment Investment & Management among our disappointments. Office sector holdings posted a modestly negative return with, Boston Properties penalizing performance in the sector. Although the Fund had minimal exposure in the Home Finance sector, a sharp sell-off in Crystal River Capital was a drag on performance. Crystal River is not a subprime lender, but rising capital costs negatively affected its business.

In our view, four factors contributed to REITs' retreat in the second half of the fiscal year. First, the credit crunch initially spawned by deterioration in the subprime mortgage market caused investors to worry about the future health of the economy and, therefore, commercial real estate fundamentals. Second, momentum investors began rotating out of REITs and into sectors such as Information Technology and Energy, as well as into U.S.-based multinational companies with significant business in faster growing international economies. Third, hedge funds took profits in REITs, creating selling pressure for the sector. Finally, the intense merger and acquisition activity that had been a major contributor to REITs' earlier performance strength, diminished. In the first half of the fiscal year, there were more than a dozen deals with a total value of more than $50 billion. That attracted many investors who exited when deal activity slowed.

Where do we go from here? In our opinion, REITs appear to have bottomed in mid-August and we believe that they will gradually regain ground over the next year. However, there are likely to be more negative headlines this Fall relating to financial institutions accounting for mortgage-backed securities holdings, a still deteriorating housing market, layoffs on Wall Street, and slackening job growth. This is likely to keep equity investors on edge.

In addition, the constricted credit markets are likely to be a drag on the economy. However, the Federal Reserve's interest rate cuts should help matters. It will take some time before Fed easing will have an impact, but we believe that a recession can be averted. In our opinion, the most likely economic scenario is several quarters of significantly slower growth before the economy reaccelerates in the late spring or early summer of 2008. The silver lining in the cloud of more expensive credit is that commercial real estate development will likely slow, preserving favorable supply/demand dynamics in most REIT sectors.

As a result of the second half slide, REIT valuations have become more attractive. On a price/earnings basis, REITs are still trading in the higher end of their historical range. However, we think this is justified in light of earnings growth that has recently been well above average, and we are estimating continued profit growth for REITs in 2008. At an average of 4.7%, REIT yields, as of fiscal year-end, are now above the yield on the 10-Year Treasury note for the first time since early 2006. And despite recent years' mergers and acquisitions, most REITs are trading at 10% to 15% discounts to net asset value (NAV).

While deal activity in the REIT sector may remain subdued until the credit markets stabilize, we think there is still potential for further consolidation in the commercial real estate market. For the time being, private equity

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Apartments	19.9%
Commercial Financing	0.7
Community Centers	3.0
Diversified	9.5
Health Care	3.2
Industrial	10.0
Lodging	8.6
Office	23.9
Office—Industrial	4.9
Regional Malls	12.6
Self Storage	1.5
Short-Term Investments	16.6
Liabilities, less cash, receivables and other assets	(14.4)

deals will be more difficult and expensive to finance. However, as long as REITs continue to trade at fairly substantial discounts to NAV, we think buyers should emerge.

In our view, the outlook for the next fiscal year is balanced. We believe that total return will come from an even mix of income and capital appreciation. In emerging from the recent period of escalated volatility, we believe that the REIT sector's core attributes — income, stable earnings and diversification — will continue to attract and retain a broad range of investors.

Sincerely,

Steven R. Brown
Portfolio Manager

The risks involved in seeking capital appreciation and income from investments primarily in companies with small- and mid-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The portfolio's concentration in real estate investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the real estate industry.

The composition, industries and holdings of the Fund are subject to change. Real Estate Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

Real Estate Fund

AVERAGE ANNUAL TOTAL RETURN1,9

	Trust Class3b	FTSE NAREIT Equity REITs Index[2]
1 Year	(0.43%)	3.09%
5 Year	20.99%	19.54%
Life of Fund	19.25%	17.85%
Inception Date	05/01/2002

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Trust Class shares only; performance of other classes will vary due to differences in fee structures. The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Regency Fund Portfolio Commentary

Neuberger Berman Regency Fund performed well in the fiscal year ended August 31, 2007, delivering a mid-teen percentage return and outpacing its Russell Midcap Value Index benchmark. Our holdings outperformed in seven of the nine benchmark sectors in which the Fund was invested and more than doubled benchmark sector returns in Materials, Consumer Staples and Health Care. Relative performance also benefited from significant overweights in Energy and Industrials, two sectors delivering well above benchmark-average returns. Housing related investments in the Financial and Consumer Discretionary sectors penalized returns.

During the reporting period, the portfolio was neutral weighted in Materials, but the returns from our holdings nearly tripled the performance of the respective benchmark sector. Iron ore producer Cleveland-Cliffs made the single largest contribution to performance. Copper producers Freeport-McMoRan Copper & Gold and Phelps Dodge, as well as United States Steel, also made our top-ten contributors list. The Fund was overweight in Industrials and our investments outperformed benchmark sector components. The biggest gainer in this sector was mining and construction equipment manufacturer Terex Corp. The portfolio was nearly triple weighted in Energy and, led by Oceaneering International, our holdings significantly outperformed benchmark sector components. The portfolio was more than double weighted in Health Care and our holdings more than doubled the benchmark sector return. British pharmaceuticals company Shire, which introduced a drug for the treatment of Attention Deficit Hyperactivity Disorder (ADHD), was our best Health Care performer. NRG Energy was our most productive investment in Utilities, another sector in which we outperformed.

Despite their strong performance over the past fiscal year, we still think select Materials stocks represent good value. Respectable global economic growth and the rapid industrialization of emerging market economies should sustain strong demand for raw materials. Well positioned Industrial companies should continue to benefit from much needed investment in infrastructure in emerging market nations and in the developed world. As reflected in the Fund's overweight in Energy, we believe that over the longer term, growth in global demand for oil will exceed growth in supply, which will be restrained by the escalating cost of finding and producing more oil, depletion in giant oil fields around the world, and the probability of periodic supply disruptions due to ongoing political unrest in oil producing nations. We favor independent exploration and production companies, oil services firms and refiners, which we believe will continue to enjoy high profit margins resulting from constrained capacity. Although Utilities is not a growth sector, we believe that power generators in particular should benefit from a tightening supply/demand relationship in the U.S.

Due to commitments to housing related companies, the portfolio materially underperformed in the Consumer Discretionary (homebuilders) and Financial (mortgage lenders and mortgage insurers) sectors. The collapse in the subprime mortgage market and today's tighter mortgage lending standards have put a nascent housing recovery on indefinite hold. We have responded by eliminating most of our positions in housing-related financial companies and cut our exposure to homebuilders by half — keeping only the most financially robust, well-managed companies that we believe can survive these troubled times and emerge with more dominant positions in the industry. With the group

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Aerospace	3.5%
Auto Related	1.3
Banking & Financial	2.1
Business Services—IT Business Services	0.5
Communications Equipment	0.8
Consumer Discretionary	1.2
Defense	1.7
Electric Utilities	8.1
Energy Services & Equipment	4.4
Financial & Insurance	1.1
Financial Services	3.1
Food & Beverage	6.8
Health Care	1.4
Home Builders	3.1
Industrial	3.4
Insurance	7.9
Machinery & Equipment	3.6
Manufacturing	1.6
Metals	6.1
Oil & Gas	5.2
Pharmaceutical	3.2
Real Estate	6.8
Retail	7.1
Semiconductors	2.8
Software	3.7
Steel	3.1
Transportation	1.0
Utilities, Electric & Gas	1.8
Short-Term Investments	9.0
Liabilities, less cash, receivables and other assets	(5.4)

trading at a historical low of about 70% of book value, we think a very high percentage of today's bad news in housing is already baked into the stock prices of the homebuilders that remain in the portfolio.

It is becoming increasingly clear that the credit crunch initially spawned by the collapse in the subprime mortgage market has become a serious threat to U.S. economic growth. With the Federal Reserve's prompt response to this threat, we may be able to avoid a recession. However, we are predicting a significant slowdown in economic growth over the next several quarters. As evidenced by overweights in economically sensitive sectors such as Materials, Industrials and Information Technology, we believe the Regency portfolio is positioned for growth. Importantly, however, our focus on financially strong companies with dominant positions in their respective industries and our exposure to U.S.-based multinationals with strong footholds in faster growing international economies should, in our opinion, help the portfolio endure a period of economic deceleration in the U.S. The Fund's overweight in Health Care, underweight in Financials and significant commitment to Utilities should, in our opinion, provide additional ballast for the portfolio should we encounter rough economic and/or market seas.

Looking ahead, initially, aggressive Fed easing may be greeted enthusiastically by equity investors. However, until we see evidence that economic growth can be sustained, the stock market will likely remain quite volatile. All investors, including yours truly, will once again have to live with the daily market drama. However, our focus and energy will remain on identifying the financially strong, highly profitable, well-established companies trading at below market valuations that we believe will produce superior long-term investment returns.

Sincerely,

S. Basu Mullick
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Regency Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

Regency Fund

AVERAGE ANNUAL TOTAL RETURN1,9

	Investor Class3b	Trust Class3b,5	Russell Midcap® Value[2]	Russell Midcap®2
1 Year	14.10%	13.84%	12.43%	16.18%
5 Year	15.69%	15.58%	17.90%	17.82%
Life of Fund	12.60%	12.53%	11.44%	10.03%
Inception Date	06/01/1999	06/10/1999

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Socially Responsive Fund Portfolio Commentary

Neuberger Berman Socially Responsive Fund delivered a solid return in the fiscal year ended August 31, 2007, finishing close to its benchmark, the S&P 500 Index.

Consumer Discretionary sector investments made the largest contribution to portfolio returns, with cable television operator Liberty Global and auto parts manufacturer BorgWarner finishing near the top of our performance charts. Highlighted by sizable gains in temporary help leader Manpower and diversified manufacturers 3M Co. and Danaher Corp., Industrial sector holdings also buoyed performance. The portfolio had modest exposure in the Consumer Staples sector, but its one holding, discount retailer Costco Wholesale, was a big winner.

Technology sector investments got off to a slow start but finished the fiscal year strongly. Throughout calendar 2006, many of the profits we harvested from in-favor industry groups such as Real Estate Investment Trusts (REITs) were used to add to positions in high quality companies in out-of-favor industry groups such as Information Technology. This strategy started to pay dividends in the second half of fiscal 2007, as REITs came under heavy selling pressure and technology stocks advanced.

In contrast, our bias toward natural gas producers penalized Energy sector returns this year. Milder-than-normal weather in major population centers, along with the absence of major storms in the Gulf of Mexico, resulted in higher than anticipated natural gas inventories and downward pressure on natural gas prices. Over the short term, natural gas prices will always be influenced by seasonal and cyclical supply/demand forces. However, natural gas is a clean burning fuel and there is growing awareness of the environmental and climatic impact of burning coal and oil. As a result, we believe natural gas will increasingly be the fuel of choice for power generation and, thus, is a legitimate long-term growth industry.

BG Group, a recent portfolio addition, is a global pure play on liquefied natural gas (LNG), which is rapidly gaining share in the U.S. natural gas market. The company explores and produces natural gas, owns gas liquefaction and re-gasification facilities on several continents, and is a global LNG shipper as well. BG Group also owns large natural gas distribution businesses in Brazil and India and has been investing in natural gas fired power generation assets in the U.S. In essence, BG makes money from the wellhead all the way to the end user. So, what's good for liquefied natural gas should be good for BG Group.

Health Care sector investments finished the year with a modest loss. UnitedHealth Group, a longtime portfolio holding, was among our health care disappointments. UnitedHealth's shares retreated due to concern that a change in national political leadership could result in new Medicare legislation that would pinch profits for all managed care companies. UnitedHealth has responded by introducing innovative new Medicare-oriented products recently endorsed by AARP, the most powerful senior citizens lobby in the U.S. We think that creative new products endorsed by an organization that older Americans respect and trust will help UnitedHealth regain investor attention.

Over the past year, we have gradually been reducing our exposure to economically sensitive companies and increasing our commitments to companies whose products and services advantageously position them for secular growth. While we were not prescient enough to realize that problems in the subprime mortgage market would result in the currently constricted credit markets, our risk management discipline kept us away

INDUSTRY DIVERSIFICATION

(% of Total Net Assets)
Automotive	3.7%
Biotechnology	0.6
Business Services	2.2
Cable Systems	8.7
Consumer Discretionary	2.2
Consumer Staples	1.9
Financial Services	4.0
Health Products & Services	4.3
Industrial	8.0
Insurance	5.7
Integrated Energy	4.1
Life Science Tools & Supplies	2.1
Media	5.7
Oil & Gas—Exploration & Production	3.0
Pharmaceutical	5.9
Securities Processing	7.9
Semiconductor	10.2
Software	6.7
Transaction Processing	2.1
Transportation	2.9
Utilities	3.6
Short-Term Investments	4.5
Liabilities, less cash, receivables and other assets	0.0

from the businesses that have been directly affected by recent events. With long-term interest rates near record lows and historically narrow credit spreads, we were not comfortable with the risk/reward tradeoffs offered by many of recent years' winning sectors. It now appears that higher interest rates and banks' present reluctance to lend money are likely to pressure economic growth in the near term.

Despite these concerns, we remain positive on the business fundamentals of existing portfolio holdings. Our preference for quality companies with strong free cash flows gives us conviction that the business prospects of our holdings will be sustained even in a tighter credit environment. In fact, we believe our companies will emerge from any period of economic weakness caused by tight credit or higher borrowing costs in even more dominant positions in their respective businesses.

Sincerely,

Arthur Moretti and Ingrid S. Dyott
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in mid- to large-cap stocks that meet the Fund's financial criteria and social policy are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The Fund's social policy could cause it to underperform similar funds that do not have a social policy. The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Please see Endnotes and Glossary of Indices for additional information.

Socially Responsive Fund

AVERAGE ANNUAL TOTAL RETURN1,9

	Investor Class3a	Trust Class3a,5	S&P 500[2]
1 Year	15.15%	14.93%	15.13%
5 Year	14.81%	14.59%	11.99%
10 Year	7.88%	7.66%	6.75%
Life of Fund	10.87%	10.70%	10.88%
Inception Date	03/16/1994	03/03/1997

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

COMPARISON OF A $10,000 INVESTMENT

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2  Please see "Glossary of Indices" on the following page for a description of indices. Please note that indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. ("Management") and include reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the described indices.

3  Expense Caps or Waivers: Absent these arrangements, which are subject to change, the total returns for these periods would have been less. Please see the notes to the financial statements for specific information regarding which funds and which classes currently have a portion of their operating expenses absorbed by Management.

  a. Management previously absorbed or waived certain operating expenses prior to the reporting period.

  b. Management absorbed certain operating expenses during the reporting period.

4  These dates reflect when Management first became investment advisor to these Funds.

5  Performance shown prior to August 1993 for the Trust Class of Focus, Genesis, Guardian, Manhattan and Partners Funds (prior to March 1997 for Socially Responsive Fund; June 1998 for International Fund; November 1998 for Millennium Fund; June 1999 for Regency Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Trust Class.

6  Performance for the Advisor Class for Focus, Guardian and Manhattan Funds shown prior to September 1996; prior to August 1996 for Partners Fund, April 1997 for Genesis Fund; May 2002 for Fasciano Fund and Millennium Fund is of the Investor Class, which has lower expenses and typically higher returns than the Advisor Class.

7  Management first became investment advisor of the Fasciano Fund after the close of business on March 23, 2001. This fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001, are those of its predecessor, Fasciano Fund, Inc.

8  Performance shown prior to July 1999 for the Institutional Class of Genesis Fund, prior to June 2006 for the Institutional Class of Partners Fund and prior to April 2007 for the Institutional Class of Manhattan Fund is that of the Investor Class. Performance shown prior to October 2006 for the Institutional Class of International Large Cap Fund is that of the Trust Class. The Investor Class and Trust Class have higher expenses and typically lower returns than the Institutional Class.

9  The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

10  As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. As a result, the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. The Fund's name prior to January 1, 1995, was Neuberger&Berman Selected Sectors Fund. While the Fund's value-oriented approach is intended to limit risks, the Fund, with its concentration in sectors, may be more affected by any single economic, political or regulatory development than a more diversified mutual fund.

11  The Fund was relatively small during the period shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management Inc. at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

S&P 500 Index:	The S&P 500 Index is widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.

Russell 1000® Index:	Measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 90% of the total market capitalization of the Russell 3000 Index.

Russell 1000® Value Index:	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

Russell 1000® Growth Index:	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000® Index:	An unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000® Index, representing approximately 10% of the Russell 3000 Index total market capitalization. As of the latest reconstitution, the smallest company's market capitalization was approximately $262 million.

Russell 2000® Growth Index:	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000® Value Index:	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

Russell 3000® Growth Index:	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000® Growth or the Russell 2000® Growth indexes. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $6.2 billion; the median market capitalization was approximately $1.3 billion. The index had a total market capitalization range of approximately $468.5 billion to $262 million.

EAFE® Index:	Also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index. An unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars and includes reinvestment of all dividends and capital gain distributions.

Russell Midcap® Index:	Measures the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Growth Index:	An unmanaged index that measures the performance of those Russell Midcap® Index (the 800 smallest companies in the Russell 1000® Index) companies with higher price-to-book ratios and higher forecasted growth values.

Glossary of Indices (cont'd)

Russell Midcap® Value Index:	An unmanaged index that measures the performance of those Russell Midcap® Index (the 800 smallest companies in the Russell 1000® Index) companies with lower price-to-book ratios and lower forecasted growth values.

FTSE NAREIT Equity REITs Index:	The FTSE NAREIT Equity REITs Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described indices.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2007 and held for the entire period. The tables illustrate the fund's costs in two ways:

Actual Expenses and Performance:	The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:	The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 8/31/07 (Unaudited)

NEUBERGER BERMAN ALL CAP GROWTH FUND

Actual	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expenses Paid During the Period* 3/1/07 - 8/31/07	Expense Ratio
Trust Class	$1,000.00	$1,123.00	$5.78	1.08%
Hypothetical (5% annual return before expenses)***
Trust Class	$1,000.00	$1,019.76	$5.50	1.08%

NEUBERGER BERMAN CENTURY FUND

Actual	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expenses Paid During the Period* 3/1/07 - 8/31/07	Expense Ratio
Investor Class	$1,000.00	$1,079.70	$7.86	1.50%
Hypothetical (5% annual return before expenses)***
Investor Class	$1,000.00	$1,017.64	$7.63	1.50%

NEUBERGER BERMAN FASCIANO FUND

Actual	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expenses Paid During the Period* 3/1/07 - 8/31/07	Expense Ratio
Investor Class	$1,000.00	$1,039.50	$6.84	1.33%
Advisor Class	$1,000.00	$1,039.20	$7.66	1.49%
Hypothetical (5% annual return before expenses)***
Investor Class	$1,000.00	$1,018.50	$6.77	1.33%
Advisor Class	$1,000.00	$1,017.69	$7.58	1.49%

NEUBERGER BERMAN FOCUS FUND

Actual	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expenses Paid During the Period* 3/1/07 - 8/31/07	Expense Ratio
Investor Class	$1,000.00	$1,051.30	$4.45	.86%
Trust Class	$1,000.00	$1,050.60	$5.53	1.07%
Advisor Class	$1,000.00	$1,049.30	$6.61	1.28%
Hypothetical (5% annual return before expenses)***
Investor Class	$1,000.00	$1,020.87	$4.38	.86%
Trust Class	$1,000.00	$1,019.81	$5.45	1.07%
Advisor Class	$1,000.00	$1,018.75	$6.51	1.28%

*  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 135/365 (to reflect the period shown of April 19, 2007 to August 31, 2007.

***  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Expense Information as of 8/31/07 cont'd (Unaudited)

NEUBERGER BERMAN GENESIS FUND

Actual	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expenses Paid During the Period* 3/1/07 - 8/31/07	Expense Ratio
Investor Class	$1,000.00	$1,100.20	$5.40	1.02%
Trust Class	$1,000.00	$1,099.50	$5.77	1.09%
Advisor Class	$1,000.00	$1,098.60	$7.09	1.34%
Institutional Class	$1,000.00	$1,101.10	$4.45	.84%
Hypothetical (5% annual return before expenses)***
Investor Class	$1,000.00	$1,020.06	$5.19	1.02%
Trust Class	$1,000.00	$1,019.71	$5.55	1.09%
Advisor Class	$1,000.00	$1,018.45	$6.82	1.34%
Institutional Class	$1,000.00	$1,020.97	$4.28	.84%

NEUBERGER BERMAN GUARDIAN FUND

Actual	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expenses Paid During the Period* 3/1/07 - 8/31/07	Expense Ratio
Investor Class	$1,000.00	$1,055.20	$4.51	.87%
Trust Class	$1,000.00	$1,053.90	$5.38	1.04%
Advisor Class	$1,000.00	$1,051.50	$7.70	1.49%
Hypothetical (5% annual return before expenses)***
Investor Class	$1,000.00	$1,020.82	$4.43	.87%
Trust Class	$1,000.00	$1,019.96	$5.30	1.04%
Advisor Class	$1,000.00	$1,017.69	$7.58	1.49%

NEUBERGER BERMAN INTERNATIONAL FUND

Actual	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expenses Paid During the Period* 3/1/07 - 8/31/07	Expense Ratio
Investor Class	$1,000.00	$1,053.80	$6.21	1.20%
Trust Class	$1,000.00	$1,053.10	$6.83	1.32%
Hypothetical (5% annual return before expenses)***
Investor Class	$1,000.00	$1,019.16	$6.11	1.20%
Trust Class	$1,000.00	$1,018.55	$6.72	1.32%

*  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 135/365 (to reflect the period shown of April 19, 2007 to August 31, 2007.

***  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Expense Information as of 8/31/07 cont'd (Unaudited)

NEUBERGER BERMAN INTERNATIONAL INSTITUTIONAL FUND

Actual	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expenses Paid During the Period* 3/1/07 - 8/31/07	Expense Ratio
Institutional Class	$1,000.00	$1,058.70	$4.10	.79%
Hypothetical (5% annual return before expenses)***
Institutional Class	$1,000.00	$1,021.22	$4.02	.79%

NEUBERGER BERMAN INTERNATIONAL LARGE CAP FUND

Actual	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expenses Paid During the Period* 3/1/07 - 8/31/07	Expense Ratio
Trust Class	$1,000.00	$1,071.80	$6.48	1.24%
Institutional Class	$1,000.00	$1,072.60	$4.65	.89%
Hypothetical (5% annual return before expenses)***
Trust Class	$1,000.00	$1,018.95	$6.31	1.24%
Institutional Class	$1,000.00	$1,020.72	$4.53	.89%

NEUBERGER BERMAN MANHATTAN FUND

Actual	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expenses Paid During the Period 3/1/07 - 8/31/07	Expense Ratio
Investor Class*	$1,000.00	$1,121.30	$5.45	1.02%
Trust Class*	$1,000.00	$1,119.50	$6.78	1.27%
Advisor Class*	$1,000.00	$1,118.30	$7.96	1.49%
Institutional Class**	$1,000.00	$1,058.20	$2.82	.74%
Hypothetical (5% annual return before expenses)***
Investor Class*	$1,000.00	$1,020.06	$5.19	1.02%
Trust Class*	$1,000.00	$1,018.80	$6.46	1.27%
Advisor Class*	$1,000.00	$1,017.69	$7.58	1.49%
Institutional Class**	$1,000.00	$1,015.76	$2.76	.74%

*  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 135/365 (to reflect the period shown of April 19, 2007 to August 31, 2007.

***  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Expense Information as of 8/31/07 cont'd (Unaudited)

NEUBERGER BERMAN MILLENNIUM FUND

Actual	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expenses Paid During the Period* 3/1/07 - 8/31/07	Expense Ratio
Investor Class	$1,000.00	$1,114.70	$6.77	1.27%
Trust Class	$1,000.00	$1,114.30	$7.30	1.37%
Advisor Class	$1,000.00	$1,113.00	$8.36	1.57%
Hypothetical (5% annual return before expenses)***
Investor Class	$1,000.00	$1,018.80	$6.46	1.27%
Trust Class	$1,000.00	$1,018.30	$6.97	1.37%
Advisor Class	$1,000.00	$1,017.29	$7.98	1.57%

NEUBERGER BERMAN PARTNERS FUND

Actual	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expenses Paid During the Period* 3/1/07 - 8/31/07	Expense Ratio
Investor Class	$1,000.00	$1,029.50	$4.09	.80%
Trust Class	$1,000.00	$1,028.30	$5.01	.98%
Advisor Class	$1,000.00	$1,027.80	$5.83	1.14%
Institutional Class	$1,000.00	$1,030.00	$3.27	.64%
Hypothetical (5% annual return before expenses)***
Investor Class	$1,000.00	$1,021.17	$4.08	.80%
Trust Class	$1,000.00	$1,020.27	$4.99	.98%
Advisor Class	$1,000.00	$1,019.46	$5.80	1.14%
Institutional Class	$1,000.00	$1,021.98	$3.26	.64%

NEUBERGER BERMAN REAL ESTATE FUND

Actual	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expenses Paid During the Period* 3/1/07 - 8/31/07	Expense Ratio
Trust Class	$1,000.00	$846.50	$4.51	.97%
Hypothetical (5% annual return before expenses)***
Trust Class	$1,000.00	$1,020.32	$4.94	.97%

*  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 135/365 (to reflect the period shown of April 19, 2007 to August 31, 2007.

***  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Expense Information as of 8/31/07 cont'd (Unaudited)

NEUBERGER BERMAN REGENCY FUND

Actual	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expenses Paid During the Period* 3/1/07 - 8/31/07	Expense Ratio
Investor Class	$1,000.00	$1,004.80	$5.41	1.07%
Trust Class	$1,000.00	$1,003.70	$6.26	1.24%
Hypothetical (5% annual return before expenses)***
Investor Class	$1,000.00	$1,019.81	$5.45	1.07%
Trust Class	$1,000.00	$1,018.95	$6.31	1.24%

NEUBERGER BERMAN SOCIALLY RESPONSIVE FUND

Actual	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expenses Paid During the Period* 3/1/07 - 8/31/07	Expense Ratio
Investor Class	$1,000.00	$1,053.00	$4.61	.89%
Trust Class	$1,000.00	$1,052.00	$5.59	1.08%
Hypothetical (5% annual return before expenses)***
Investor Class	$1,000.00	$1,020.72	$4.53	.89%
Trust Class	$1,000.00	$1,019.76	$5.50	1.08%

*  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**  Expenses are equal to the expense ratio for the class, multiplied by the average account value over the period, multiplied by 135/365 (to reflect the period shown of April 19, 2007 to August 31, 2007.

***  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments All Cap Growth Fund

TOP TEN EQUITY HOLDINGS

Holding	%
1	Precision Castparts	3.7
2	Orient-Express Hotel	3.6
3	Celgene Corp.	3.5
4	Leap Wireless International	3.1
5	Trimble Navigation	2.9
Holding	%
6	CAE, Inc.	2.7
7	GameStop Corp. Class A	2.6
8	Cytyc Corp.	2.5
9	Monsanto Co.	2.4
10	Varian Semiconductor Equipment	2.4

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stocks (94.1%)
Aerospace (5.6%)
4,300	BE Aerospace	$167	*
2,400	Precision Castparts	313
		480
Basic Materials (2.5%)
3,000	Monsanto Co.	209
Biotechnology (3.5%)
4,600	Celgene Corp.	295	*
Business Services (9.8%)
2,600	Capella Education	131	*
6,000	Geo Group	178	*
1,800	Huron Consulting Group	119	*
13,400	Service Corp. International	164
7,000	Trimble Navigation	247	*
		839
Consumer Staples (4.6%)
2,750	Chattem Inc.	170	*
1,900	Procter & Gamble	124
2,000	Shoppers Drug Mart	101
		395
Defense & Aerospace (2.7%)
18,000	CAE, Inc.	232
Energy (4.4%)
2,500	Arena Resources	153	*
1,300	Core Laboratories N.V.	146	*
1,100	GlobalSantaFe Corp.	78
		377
Financial Services (7.1%)
4,500	CB Richard Ellis Group	133	*
300	CME Group	167
3,600	FTI Consulting	189	*
3,000	Lazard Ltd.	120
		609

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Health Care (3.8%)
4,000	Allscripts Healthcare Solutions	$90	*
2,000	Cerner Corp.	114	*
3,000	VCA Antech	123	*
		327
Industrial Machinery (1.9%)
1,200	Deere & Co.	163
Internet (1.8%)
300	Google Inc. Class A	155	*
Leisure (8.2%)
2,900	Gaylord Entertainment	149	*
6,100	Orient-Express Hotel	305
2,400	Vail Resorts	137	*
3,750	WMS Industries	111	*
		702
Media (1.1%)
1,700	Lamar Advertising	90
Medical Equipment (5.6%)
2,500	ArthroCare Corp.	140	*
1,500	C. R. Bard	125
5,000	Cytyc Corp.	214	*
		479
Retail (7.4%)
3,300	Coach, Inc.	147	*
4,400	GameStop Corp. Class A	221	*
2,200	Nordstrom, Inc.	106
6,500	Staples, Inc.	154
		628
Semiconductors (2.4%)
3,750	Varian Semiconductor Equipment	209	*
Software (3.2%)
7,200	Oracle Corp.	146	*
4,000	Ultimate Software Group	125	*
		271

See Notes to Schedule of Investments 55

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Technology (8.3%)
7,500	Arris Group	$114	*
2,500	Cognizant Technology Solutions	184	*
4,500	VeriFone Holdings	166	*
1,800	VMware Inc.	124	*
4,700	Vocus, Inc.	117	*
		705
Telecommunications (8.5%)
4,700	Atheros Communications	141	*
3,700	Leap Wireless International	268	*
1,900	NII Holdings	150	*
5,000	SBA Communications	163	*
		722
Transportation (1.7%)
3,000	C.H. Robinson Worldwide	147
	Total Common Stocks (Cost $6,884)	8,034
Short-Term Investments (6.2%)
528,782	Neuberger Berman Prime Money Fund Trust Class (Cost $529)	529	#@
	Total Investments (100.3%) (Cost $7,413)	8,563	##
	Liabilities, less cash, receivables and other assets [(0.3%)]	(27)
	Total Net Assets (100.0%)	$8,536

See Notes to Schedule of Investments 56

Schedule of Investments Century Fund

TOP TEN EQUITY HOLDINGS

Holding	%
1	Microsoft Corp.	3.5
2	General Electric	3.2
3	Johnson & Johnson	3.1
4	Deere & Co.	3.0
5	Cisco Systems	2.9
Holding	%
6	Intel Corp.	2.8
7	Eli Lilly	2.8
8	Monsanto Co.	2.7
9	Honeywell International	2.5
10	Emerson Electric	2.5

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stocks (99.5%)
Basic Materials (4.5%)
4,000	Airgas, Inc.	$185
3,800	Monsanto Co.	265
		450
Biotechnology (2.7%)
1,900	Celgene Corp.	122	*
2,000	Genentech, Inc.	150	*
		272
Business Services—IT Business Services (0.7%)
1,800	Accenture Ltd.	74
Communications Equipment (2.9%)
9,025	Cisco Systems	288	*
Consumer Products & Services (1.0%)
3,700	Newell Rubbermaid	95
Consumer Staples (2.2%)
3,400	Procter & Gamble	222
Diversified (2.5%)
4,500	Honeywell International	253
Electronics (2.5%)
5,000	Emerson Electric	246
Financial Services (7.5%)
4,000	American Express	234
3,600	Bank of New York Mellon	146
10,050	Charles Schwab	199
3,500	Citigroup Inc.	164
		743
Food & Beverage (3.5%)
3,200	Coca-Cola	172
2,600	PepsiCo, Inc.	177
		349

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Hardware (1.5%)
1,300	IBM	$152
Health Care (2.3%)
8,000	Bristol-Myers Squibb	233
Health Products & Services (2.8%)
3,600	DENTSPLY International	142
4,500	IMS Health	134
		276
Industrial (8.0%)
1,400	Caterpillar Inc.	106
2,200	Deere & Co.	299
1,600	Fluor Corp.	204
2,100	W.W. Grainger	192
		801
Internet (2.0%)
300	Google Inc. Class A	155	*
2,000	Yahoo! Inc.	45	*
		200
Leisure (2.0%)
2,100	Orient-Express Hotel	105
2,200	Steiner Leisure	95	*
		200
Manufacturing (3.2%)
8,100	General Electric	315
Media (4.0%)
9,000	Comcast Corp. Class A	235	*
3,000	Lamar Advertising	158
		393
Oil & Gas (4.6%)
2,300	Exxon Mobil	197
1,700	GlobalSantaFe Corp.	120
4,400	Williams Cos	136
		453

See Notes to Schedule of Investments 57

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Oil Services (1.7%)
1,800	Schlumberger Ltd.	$174
Pharmaceutical (7.7%)
4,800	Eli Lilly	275
5,054	Johnson & Johnson	313
5,900	Schering-Plough	177
		765
Retail (6.7%)
1,200	Coach, Inc.	54	*
3,100	Kohl's Corp.	184	*
8,850	Staples, Inc.	210
4,800	Walgreen Co.	216
		664
Semiconductors (8.0%)
2,600	Altera Corp.	62
5,700	Applied Materials	122
11,000	Intel Corp.	283
1,700	KLA-Tencor	98
1,000	Lam Research	53	*
1,900	Maxim Integrated Products	57
3,700	Texas Instruments	127
		802
Software (6.5%)
2,400	Adobe Systems	103	*
12,300	Microsoft Corp.	353
9,500	Oracle Corp.	193	*
		649
Technology (3.4%)
900	Cognizant Technology Solutions	66	*
5,700	Corning Inc.	133
4,200	Electronic Data Systems	96
1,200	VeriFone Holdings	45	*
		340
Telecommunications (3.6%)
5,100	American Tower	202	*
3,900	QUALCOMM Inc.	156
		358
Tobacco (1.5%)
2,200	Altria Group	153
	Total Common Stocks (Cost $8,174)	9,920

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Short-Term Investments (0.9%)
88,340	Neuberger Berman Prime Money Fund Trust Class (Cost $88)	$88	#@
	Total Investments (100.4%) (Cost $8,262)	10,008	##
	Liabilities, less cash, receivables and other assets [(0.4%)]	(35)
	Total Net Assets (100.0%)	$9,973

See Notes to Schedule of Investments 58

Schedule of Investments Fasciano Fund
TOP TEN EQUITY HOLDINGS

Holding	%
1	IDEX Corp.	3.1
2	Middleby Corp.	3.1
3	j2 Global Communications	2.9
4	Bucyrus International	2.8
5	Rollins, Inc.	2.7
Holding	%
6	Actuant Corp.	2.4
7	Wintrust Financial	2.3
8	Rockwood Holdings	2.3
9	TETRA Technologies	2.3
10	Healthcare Services Group	2.3

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stocks (98.7%)
Banking (1.2%)
235,600	Texas Capital Bancshares	$5,141	*
Banking & Financial (4.2%)
160,186	Boston Private Financial Holdings	4,349	È
327,800	Wilshire Bancorp	3,694	È
231,932	Wintrust Financial	10,006
		18,049
Basic Materials (1.4%)
193,200	AMCOL International	6,223	È
Biotechnology (1.1%)
74,100	Techne Corp.	4,669	*
Building, Construction & Furnishing (0.7%)
61,600	NCI Building Systems	2,858	*È
Business Services (9.8%)
130,000	Advisory Board	7,479	*
287,600	Korn/Ferry International	6,387	*
149,420	Ritchie Bros. Auctioneers	9,654
438,935	Rollins, Inc.	11,658
151,800	Watson Wyatt Worldwide Class A	7,182
		42,360
Chemicals (2.3%)
312,100	Rockwood Holdings	10,003	*
Consumer Discretionary (1.9%)
132,322	Monro Muffler Brake	4,979
104,638	RC2 Corp.	3,196	*
		8,175
Consumer Products & Services (0.9%)
102,500	Central Garden & Pet	1,312	*È
205,200	Central Garden & Pet Class A	2,585	*È
		3,897

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Consumer Staples (1.1%)
73,700	Chattem Inc.	$4,548	*È
Defense (1.1%)
259,500	ARGON ST	4,689	*È
Distributor (4.8%)
327,400	Houston Wire & Cable	6,047	È
348,800	Interline Brands	8,455	*È
227,367	ScanSource, Inc.	6,298	*
		20,800
Electrical & Electronics (1.0%)
216,000	LoJack Corp.	4,113	*
Entertainment (1.6%)
142,400	International Speedway	6,704
Filters (2.1%)
230,200	CLARCOR Inc.	8,913
Financial Services (1.5%)
159,900	Financial Federal	4,879	È
45,900	Imperial Capital Bancorp	1,588
		6,467
Health Products & Services (13.0%)
153,800	Computer Programs and Systems	4,087
72,300	Haemonetics Corp.	3,589	*
455,700	Healthcare Services Group	9,761	È
58,900	ICU Medical	2,227	*
345,000	K-V Pharmaceutical	9,429	*È
93,900	LCA-Vision	3,225	È
167,261	MWI Veterinary Supply	6,351	*
75,500	Owens & Minor	3,012
281,200	STERIS Corp.	7,893
235,242	Young Innovations	6,453
		56,027
Industrial & Commercial Products (6.7%)
170,100	Actuant Corp.	10,374
179,900	Middleby Corp.	13,230	*È

See Notes to Schedule of Investments 59

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
438,600	TriMas Corp.	$5,377	*È
		28,981
Insurance (3.0%)
239,800	American Equity Investment Life Holding	2,448	È
320,200	Amerisafe Inc.	5,267	*
75,000	Hilb Rogal and Hobbs	3,503
71,400	Tower Group	1,793
		13,011
Internet (2.9%)
364,300	j2 Global Communications	12,386	*È
Machinery & Equipment (7.7%)
191,550	Bucyrus International	11,970	È
122,500	H&E Equipment Services	2,519	*
345,600	IDEX Corp.	13,295
105,400	Regal-Beloit	5,324	È
		33,108
Manufacturing (3.4%)
171,700	Drew Industries	6,743	*
220,053	RBC Bearings	7,812	*
		14,555
Materials (0.4%)
86,400	Spartech Corp.	1,871	È
Office (1.2%)
227,300	Acco Brands	5,153	*
Oil & Gas (2.5%)
226,800	Berry Petroleum Class A	7,729
105,800	Comstock Resources	2,913	*
		10,642
Oil Services (4.8%)
276,500	Cal Dive International	3,868	*È
153,500	CARBO Ceramics	7,184	È
491,200	TETRA Technologies	9,819	*
		20,871
Publishing & Broadcasting (4.8%)
175,890	Courier Corp.	6,321
437,500	Journal Communications	4,537
171,500	Meredith Corp.	9,587
		20,445
Restaurants (0.8%)
163,600	Ruby Tuesday	3,624

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Semiconductors (1.8%)
185,300	Cabot Microelectronics	$7,731	*È
Specialty Retail (0.9%)
152,200	Hibbett Sports	3,796	*È
Technology (3.1%)
90,200	Landauer, Inc.	4,572
109,100	MTS Systems	4,596
330,500	Online Resources	4,217	*
		13,385
Transportation (3.4%)
214,193	Heartland Express	3,335	È
152,200	Hub Group Class A	5,079	*
140,900	Landstar System	6,060	È
		14,474
Waste Management (1.6%)
222,200	Waste Connections	6,759	*
	Total Common Stocks (Cost $313,840)	424,428
Short-Term Investments (18.4%)
6,309,719	Neuberger Berman Prime Money Fund Trust Class	6,310	@
72,898,075	Neuberger Berman Securities Lending Quality Fund, LLC	72,898	‡
	Total Short-Term Investments (Cost $79,208)	79,208	#
	Total Investments (117.1%) (Cost $393,048)	503,636	##
	Liabilities, less cash, receivables and other assets [(17.1%)]	(73,513)
	Total Net Assets (100.0%)	$430,123

See Notes to Schedule of Investments 60

Schedule of Investments Focus Fund

TOP TEN EQUITY HOLDINGS

Holding	%
1	Nokia Corp. ADR	7.2
2	Thermo Fisher Scientific	5.8
3	Canadian Natural Resources	5.5
4	Microsoft Corp.	4.9
5	Rockwell Automation	4.6
Holding	%
6	Citigroup Inc.	4.3
7	Amdocs Ltd.	4.3
8	Comcast Corp. Class A Special	3.9
9	TJX Cos.	3.8
10	Occidental Petroleum	3.7

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stocks (98.1%)
Consumer Goods & Services (5.7%)
440,000	PepsiCo, Inc.	$29,933
220,000	Procter & Gamble	14,368
1,000,000	Sprint Nextel	18,920
		63,221
Energy (14.0%)
900,000	Canadian Natural Resources	61,479
595,900	Dresser-Rand Group	21,971	*
925,000	Halliburton Co.	31,996
725,000	Occidental Petroleum	41,100
		156,546
Financial Services (13.9%)
500,000	Capital One Financial	32,330
1,019,800	Citigroup Inc.	47,808
225,000	Merrill Lynch	16,583	È
400,000	MetLife, Inc.	25,620
625,000	UBS AG	32,650
		154,991
Health Care (12.8%)
500,000	Covidien Ltd.	19,915	*
780,000	Novartis AG ADR	41,067
1,200,000	Thermo Fisher Scientific	65,076	*
360,000	Wyeth	16,668
		142,726
Machinery & Equipment (11.7%)
1,038,200	American Standard	38,237
300,000	Caterpillar Inc.	22,731
735,000	Rockwell Automation	51,788	È
396,066	WABCO Holdings	17,926
		130,682
Media & Entertainment (5.5%)
1,700,000	Comcast Corp. Class A Special	43,962	*
430,000	Viacom Inc. Class B	16,968	*È
		60,930

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Retailing (3.8%)
1,375,000	TJX Cos.	$41,924	È
Technology (30.7%)
1,350,000	Amdocs Ltd.	47,655	*
775,000	Cisco Systems	24,738	*
521,200	Citrix Systems	18,945	*È
265,000	EchoStar Communications	11,215	*
225,000	IBM	26,255	È
1,000,000	Intel Corp.	25,750
760,000	International Rectifier	26,152	*
1,900,000	Microsoft Corp.	54,587
2,440,600	Nokia Corp. ADR	80,247
300,000	QUALCOMM Inc.	11,967
424,300	Texas Instruments	14,528	È
		342,039
	Total Common Stocks (Cost $830,619)	1,093,059
Short-Term Investments (6.2%)
6,215,358	Neuberger Berman Prime Money Fund Trust Class	6,215	@
62,280,601	Neuberger Berman Securities Lending Quality Fund, LLC	62,281	‡
	Total Short-Term Investments (Cost $68,496)	68,496	#
	Total Investments (104.3%) (Cost $899,115)	1,161,555	##
	Liabilities, less cash, receivables and other assets [(4.3%)]	(47,363)
	Total Net Assets (100.0%)	$1,114,192

See Notes to Schedule of Investments 61

Schedule of Investments Genesis Fund

TOP TEN EQUITY HOLDINGS

Holding	%
1	Church & Dwight	2.6
2	Denbury Resources	2.2
3	AptarGroup Inc.	2.1
4	CLARCOR Inc.	2.0
5	Alliant Techsystems	1.9
Holding	%
6	IDEXX Laboratories	1.7
7	Henry Schein	1.6
8	Pharmaceutical Product Development	1.6
9	Respironics, Inc.	1.6
10	Matthews International	1.5

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stocks (94.5%)
Aerospace (0.9%)
2,117,300	Curtiss-Wright	$96,549
Agriculture (0.7%)
2,595,500	UAP Holding	77,631
Automotive (0.8%)
3,629,914	Gentex Corp.	72,744
938,934	Lithia Motors	16,816
		89,560
Banking & Financial (5.0%)
1,646,700	Bank of Hawaii	84,657
1,550,219	Bank of the Ozarks	47,421	^
1,130,794	BOK Financial	57,591
1,829,754	Brookline Bancorp	22,890
1,543,400	Cullen/Frost Bankers	79,609
1,833,800	East West Bancorp	65,650
1,492,408	Glacier Bancorp	32,773
405,200	Signature Bank	14,004	*
1,948,500	UCBH Holdings	32,384
2,125,943	Westamerica Bancorp	103,215	^
		540,194
Banks (0.3%)
657,200	Flushing Financial	10,791
1,245,500	Oritani Financial	18,832	*
		29,623
Building, Construction & Furnishing (0.9%)
2,958,700	Simpson Manufacturing	97,637	^
Business Services (5.4%)
1,984,567	Arbitron Inc.	98,891	^
3,691,931	Copart, Inc.	108,321	*
2,083,700	Harte-Hanks	50,384
2,619,103	Healthcare Services Group	56,101	^
1,892,900	Ritchie Bros. Auctioneers	122,300	^
998,247	Rollins, Inc.	26,514
2,093,228	United Stationers	123,542	*^
		586,053

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Capital Equipment (2.5%)
2,214,550	Bucyrus International	$138,387	^
3,126,000	Joy Global	135,637
		274,024
Capital Goods (0.3%)
1,748,702	Houston Wire & Cable	32,299	^
Coal (0.9%)
2,794,100	Foundation Coal Holdings	94,776	^
Consumer Products & Services (5.7%)
5,251,950	Alberto-Culver Co.	121,688	^
367,228	Central Garden & Pet	4,700	*
621,900	Central Garden & Pet Class A	7,836	*
6,243,818	Church & Dwight	280,535	^
3,745,600	Matthews International	161,585	^
1,110,202	Ruddick Corp.	36,170
		612,514
Defense (4.8%)
1,919,162	Alliant Techsystems	202,107	*^
1,296,800	CACI International	66,163	*
882,439	DRS Technologies	46,310
2,252,700	ManTech International	80,556	*^
1,556,800	MTC Technologies	31,074	*^
374,999	NCI, Inc. Class A	6,326	*^
824,000	SI International	25,396	*^
2,012,025	SRA International	56,759	*
		514,691
Diagnostic Equipment (1.6%)
2,432,057	Cytyc Corp.	103,946	*
2,028,891	Immucor, Inc.	67,664	*
		171,610
Education (0.5%)
368,211	Strayer Education	58,759
Electric Utilities (0.8%)
1,460,517	NSTAR	47,861
1,888,700	PNM Resources	43,667
		91,528

See Notes to Schedule of Investments 62

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Filters (2.9%)
5,484,022	CLARCOR Inc.	$212,341	^
2,801,700	Donaldson Co.	106,969
		319,310
Financial Services (1.7%)
2,094,700	Eaton Vance	80,416
766,200	FactSet Research Systems	45,918
2,084,400	Interactive Data	56,987
		183,321
Financial Technology (0.9%)
2,500,237	Fair Isaac	92,484
Food Products (0.4%)
1,194,716	J & J Snack Foods	44,862	^
Health Care (14.1%)
8,743,365	American Medical Systems Holdings	160,878	*^
1,146,600	Charles River Laboratories International	60,174	*
2,192,800	DENTSPLY International	86,352
1,814,400	Haemonetics Corp.	90,067	*^
2,990,140	Henry Schein	173,996	*
1,603,281	IDEXX Laboratories	179,167	*^
1,558,302	Integra LifeSciences Holdings	75,687	*^
2,266,247	K-V Pharmaceutical	61,936	*
2,111,600	Mentor Corp.	94,156	^
3,549,100	Patterson Companies	130,536	*
3,614,756	Respironics, Inc.	171,448	*
1,238,400	Sirona Dental Systems	36,099	*
1,845,030	Surmodics, Inc.	89,023	*^
1,824,694	VCA Antech	74,612	*
1,851,294	Wright Medical Group	48,485	*^
		1,532,616
Health Products & Services (1.0%)
476,434	Arrow International	21,502
1,461,500	ICU Medical	55,259	*^
823,568	MWI Veterinary Supply	31,271	*^
		108,032
Industrial & Commercial Products (4.5%)
4,126,900	Brady Corp.	160,660	^
2,188,032	Dionex Corp.	158,479	*^
619,033	Raven Industries	25,226
1,047,900	Toro Co.	61,983
2,336,360	Trimble Navigation	82,497	*
		488,845
Industrial Goods & Services (0.6%)
693,694	Mine Safety Appliances	33,242
580,500	MSC Industrial Direct	30,070
		63,312

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Industrial Machinery (1.1%)
1,727,125	Rofin-Sinar Technologies	$120,329	*^
Insurance (1.9%)
1,381,900	Arthur J. Gallagher	40,808
3,604,200	Brown & Brown	97,025
500,105	Erie Indemnity	27,951
1,316,200	HCC Insurance Holdings	36,340
		202,124
Machinery & Equipment (1.2%)
1,325,000	A.S.V., Inc.	18,815	*
1,207,300	Chart Industries	32,585	*
330,300	Graco Inc.	13,347
1,375,793	Nordson Corp.	69,079
		133,826
Manufacturing (0.9%)
1,451,700	Drew Industries	57,008	*^
447,004	Valmont Industries	39,864
		96,872
Medical Services (0.4%)
1,971,000	AmSurg Corp.	46,496	*^
Metals (1.1%)
3,164,500	Gammon Gold	25,000	*
3,790,630	Ivanhoe Mines	42,341	*
3,892,700	NovaGold Resources	54,692	*
		122,033
Mining (1.1%)
3,615,300	Compass Minerals International	123,173	^
Oil & Gas (12.4%)
1,420,014	Arena Resources	87,132	*^
1,639,200	Berry Petroleum Class A	55,864
3,209,000	Cabot Oil & Gas	106,988
1,528,227	Carrizo Oil & Gas	60,014	*^
5,895,400	Denbury Resources	234,519	*
3,537,800	Encore Acquisition	98,315	*^
3,017,597	EXCO Resources	50,696	*
1,697,900	Galleon Energy	25,887	*
2,441,000	Highpine Oil & Gas	24,456	*
1,300,435	Hugoton Royalty Trust	30,807
2,976,641	Parallel Petroleum	52,657	*^
6,064,000	Pearl Exploration and Production	21,247	*
3,124,700	Petrobank Energy and Resources	92,409	*
2,596,030	Petrohawk Energy	39,304	*
1,561,650	Quicksilver Resources	62,388	*
2,141,600	Southwestern Energy	79,646	*
2,805,100	St. Mary Land & Exploration	93,550
9,875,000	UTS Energy	52,367	*
1,479,300	XTO Energy	80,415
		1,348,661

See Notes to Schedule of Investments 63

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Oil Services (4.8%)
2,031,200	CARBO Ceramics	$95,060	^
1,000,100	Flint Energy Services	23,658	*
150,000	Flint Energy Services	3,548	*ñ
3,396,100	Input/Output, Inc.	48,191	*
2,063,228	NATCO Group	103,038	*^
919,189	National Oilwell Varco	117,656	*
1,272,800	Oceaneering International	85,481	*
923,565	Pason Systems	14,229
570,176	Unit Corp.	27,973	*
		518,834
Packing & Containers (2.1%)
6,386,800	AptarGroup Inc.	232,032	^
Pharmaceutical (2.0%)
906,300	ICON PLC	41,400	*
4,894,600	Pharmaceutical Product Development	171,458
		212,858
Restaurants (0.8%)
1,443,900	IHOP Corp.	90,778	^
Retail (1.9%)
2,067,649	Big 5 Sporting Goods	43,007	^
790,900	Buckle, Inc.	29,588
1,985,300	Hibbett Sports	49,513	*^
5,914,284	Sally Beauty Holdings	50,390	*
616,900	Tractor Supply	29,710	*
		202,208
Software (0.6%)
2,470,514	Blackbaud, Inc.	62,430	^
Technology (3.3%)
2,351,771	MICROS Systems	141,906	*^
791,000	NovAtel Inc.	28,516	*^
1,487,700	RightNow Technologies	21,795	*
4,437,247	Zebra Technologies	161,072	*^
		353,289
Transportation (1.5%)
1,672,900	Forward Air	58,619	^
125,000	Heartland Express	1,946
1,218,300	Hub Group Class A	40,655	*
1,612,100	Wabtec Corp.	60,405
		161,625
Utilities (0.2%)
383,600	New Jersey Resources	18,789
	Total Common Stocks (Cost $6,616,466)	10,246,587

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Short-Term Investments (5.4%)
583,117,490	Neuberger Berman Prime Money Fund Trust Class (Cost $583,117)	$583,117	#@
	Total Investments (99.9%) (Cost $7,199,583)	10,829,704	##
	Cash, receivables and other assets, less liabilities (0.1%)	7,712
	Total Net Assets (100.0%)	$10,837,416

See Notes to Schedule of Investments 64

Schedule of Investments Guardian Fund

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Liberty Global	5.7
2	Altera Corp.	5.4
3	Texas Instruments	5.2
4	Danaher Corp.	5.1
5	E.W. Scripps	4.6
	Holding	%
6	UnitedHealth Group	4.4
7	National Instruments	4.2
8	Citigroup Inc.	4.1
9	State Street	4.0
10	Bank of New York Mellon	4.0

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stocks (97.0%)
Automotive (3.7%)
364,000	BorgWarner, Inc.	$30,758
240,500	Toyota Motor ADR	27,821
		58,579
Biotechnology (0.7%)
590,000	Medarex, Inc.	10,118	*
Cable Systems (8.8%)
1,899,850	Comcast Corp. Class A Special	49,130	*
1,583,463	Liberty Global Class A	64,890	*
620,163	Liberty Global Class C	24,466	*
		138,486
Consumer Staples (2.2%)
556,975	Costco Wholesale	34,393
Financial Services (4.1%)
1,370,689	Citigroup Inc.	64,258
Health Products & Services (4.4%)
1,385,375	UnitedHealth Group	69,283
Industrial (8.3%)
555,000	3M Co.	50,500
1,020,350	Danaher Corp.	79,240
		129,740
Insurance (5.7%)
1,404,650	Progressive Corp.	28,571
1,572,650	Willis Group Holdings	61,176
		89,747
Integrated Energy (4.3%)
2,124,200	BG Group PLC	34,006
486,200	BP PLC ADR	32,751	È
		66,757

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Life Science Tools & Supplies (2.2%)
491,850	Millipore Corp.	$34,272	*
Media (5.8%)
1,753,250	E.W. Scripps	72,059
963,269	Liberty Media Holding Interactive Class A	18,273	*
		90,332
Oil & Gas—Exploration & Production (3.0%)
213,850	Cimarex Energy	7,658
902,400	Newfield Exploration	39,245	*
		46,903
Oil Services (0.8%)
125,200	Schlumberger Ltd.	12,082
Pharmaceutical (3.3%)
975,200	Novartis AG ADR	51,344
Securities Processing (8.0%)
1,538,868	Bank of New York Mellon	62,216
1,016,425	State Street	62,368
		124,584
Semiconductor (10.6%)
3,578,050	Altera Corp.	85,194
2,368,200	Texas Instruments	81,087
		166,281
Software (7.6%)
1,950,235	Intuit Inc.	53,261	*
2,098,560	National Instruments	66,251
		119,512
Transaction Processing (2.2%)
1,291,665	Euronet Worldwide	34,978	*
Transportation (2.9%)
860,200	Canadian National Railway	45,289

See Notes to Schedule of Investments 65

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Utilities (3.8%)
3,633,532	National Grid	$54,396
67,218	National Grid ADR	5,052
		59,448
Waste Management (4.6%)
649,350	Republic Services	20,188
1,374,900	Waste Management	51,793
		71,981
	Total Common Stocks (Cost $1,084,987)	1,518,367
Short-Term Investments (3.3%)
45,861,609	Neuberger Berman Prime Money Fund Trust Class	45,862	@
5,406,001	Neuberger Berman Securities Lending Quality Fund, LLC	5,406	‡
	Total Short-Term Investments (Cost $51,268)	51,268	#
	Total Investments (100.3%) (Cost $1,136,255)	1,569,635	##
Liabilities, less cash, receivables and other assets [(0.3%)]	(4,169)
	Total Net Assets (100.0%)	$1,565,466

See Notes to Schedule of Investments 66

Schedule of Investments International Fund

TOP TEN EQUITY HOLDINGS
	Holding	Country	Industry	%
1	Anglo Irish Bank	Ireland	Banks	2.7
2	CRH PLC	Ireland	Construction Materials	2.2
3	Companhia Vale do Rio Doce ADR	Brazil	Materials—Metals & Mining	2.2
4	Vallourec SA	France	Capital Goods	2.1
5	MacDonald Dettwiler	Canada	Commercial Services & Supplies	2.1
6	Vodafone Group	United Kingdom	Telecommunications—Wireless	2.0
7	InBev NV	Belgium	Food, Beverage & Tobacco	2.0
8	Wacker Chemie AG	Germany	Chemicals	1.9
9	Canadian Natural Resources	Canada	Oil & Gas	1.9
10	Burren Energy	United Kingdom	Oil & Gas	1.8

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stocks (90.8%)
Argentina (0.9%)
295,955	Tenaris SA ADR	$13,889	È
Australia (2.4%)
2,872,934	Paladin Resources	14,249	*È
580,011	Woodside Petroleum	21,505	È
		35,754
Austria (0.6%)
250,851	Zumtobel AG	9,688
Belgium (4.6%)
388,296	Euronav SA	12,250	È
295,322	Fortis	10,826
126,558	ICOS Vision Systems NV	5,669	*
366,422	InBev NV	30,049
787,735	Option NV	10,967	*È
		69,761
Brazil (2.2%)
828,117	Natura Cosmeticos SA	8,737
399,560	Petroleo Brasileiro ADR	24,709
		33,446
Canada (10.4%)
819,380	Addax Petroleum	27,002
416,485	Canadian Natural Resources	28,472
262,380	Corus Entertainment Inc., B Shares	12,133	È
2,374,275	First Calgary Petroleums Ltd.	11,354	*
688,445	MacDonald Dettwiler	31,195	*È
262,580	Stantec, Inc.	8,579	*
277,318	Suncor Energy	24,843
800,230	Talisman Energy	13,731	È
		157,309

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
France (7.6%)
125,058	BNP Paribas	$13,189
215,126	Groupe Steria SCA	11,403
33,217	Ingenico SA	857
430,358	Ipsos	15,653
183,580	Kaufman & Broad SA	12,547
35,035	Pernod Ricard SA	7,375
34,880	Societe Generale	5,624
229,045	Total SA ADR	17,199
117,543	Vallourec SA	31,448
		115,295
Germany (11.8%)
812,683	C.A.T. Oil AG	22,883	*
158,655	Continental AG	20,621
966,950	Depfa Bank PLC	18,336
213,280	Gerresheimer AG	11,244	*
170,835	Hypo Real Estate Holding AG	9,379
260,995	Kloeckner & Co. AG	15,918
349,575	Leoni AG	18,324
120,215	Pfeiffer Vacuum Technology AG	11,211
132,886	Wacker Chemie AG	29,018
259,689	Wincor Nixdorf AG	22,326	È
		179,260
Greece (0.5%)
157,549	Titan Cement	7,774
Hong Kong (1.0%)
22,936,000	TPV Technology	14,383
Ireland (7.1%)
615,317	Allied Irish Banks	15,708
2,158,233	Anglo Irish Bank	40,396
790,726	CRH PLC	33,963
3,922,854	Dragon Oil PLC	18,133	*
		108,200

See Notes to Schedule of Investments 67

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Italy (2.2%)
1,100,220	Marazzi Group	$15,228
1,484,830	Milano Assicurazioni	11,802	Ø
776,664	Nice SPA	6,290	È
		33,320
Japan (13.3%)
398,600	Aica Kogyo	4,289	ØØ
668,600	Bosch Corp.	3,205
759,000	CHIYODA Corp.	13,064
966,500	F.C.C. Co.	15,701	È
6,800	Fullcast Co., Ltd.	4,328	È
87,000	Gulliver International Co. Ltd.	4,411
979,100	Heiwa Corp.	11,711	È
145,500	Hogy Medical Co.	6,208
159,800	IBIDEN Co., Ltd.	13,594
593,200	Kaga Electronics Co., Ltd.	10,205
740,700	Mars Engineering	15,832	ÈØØ
370,100	Maruichi Steel Tube	9,813	È
395,400	Nihon Kohden Corp.	7,854
2,144,900	Nissan Motor	20,636	È
5,220	Pasona, Inc.	7,258	È
17,400	PLENUS Co.	287	È
246,800	Sankyo Co.	10,188
1,004,600	Takuma Co.	6,351	È
237,300	TENMA Corp.	4,078
525,900	TOPCON Corp.	8,925
2,056,000	Toray Industries	15,714	È
272,100	Yamaha Motor	7,167
		200,819
Korea (3.1%)
393,230	Daegu Bank	7,334
97,895	Hyundai Mobis	10,538
308,290	KT Corp.	14,637
66,054	SK Telecom	14,537
		47,046
Netherlands (1.4%)
229,043	OPG Groep NV	6,802	È
631,626	Wavin NV	14,808
		21,610
Norway (2.0%)
1,380,905	DnB NOR ASA	18,925
726,835	Prosafe ASA	10,971
		29,896
Spain (0.5%)
200,255	Renta Corp. Real Estate SA	6,997	È
Sweden (0.3%)
391,970	Nobia AB	4,361	È

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Switzerland (1.7%)
195,509	Advanced Digital Broadcast	$7,868	*
220,659	Swiss Re	18,563
		26,431
United Kingdom (17.2%)
1,252,625	Amlin PLC	7,703
798,981	Barclays PLC	9,883
759,264	Barratt Developments	14,214
1,655,508	Burren Energy	27,070
245,638	GlaxoSmithKline PLC	6,414
669,100	Informa PLC	7,717
594,692	Investec PLC	6,481
2,306,462	Lloyds TSB Group PLC	25,345
819,131	Northern Rock	12,156
473,905	Northgate PLC	10,663
764,005	Paragon Group Cos. PLC	6,408
1,214,820	Premier Foods PLC	5,903
979,466	Punch Taverns PLC	21,704
987,330	Raymarine PLC	5,733	Ø
1,234,766	Redrow PLC	12,809
1,068,017	RPS Group	8,269
1,527,400	Sepura Ltd.	5,097	*
2,111,936	Tullow Oil PLC	21,802
9,399,865	Vodafone Group	30,286
1,191,205	William Hill	14,771
		260,428
	Total Common Stocks (Cost $1,186,621)	1,375,667
Preferred Stocks (5.3%)
Brazil (3.5%)
804,025	Companhia Vale do Rio Doce ADR	33,568
344,080	Ultrapar Participacoes	11,902
1,331,301	Universo Online SA	7,281	*
		52,751
Germany (1.8%)
14,934	Porsche AG	26,681
	Total Preferred Stocks (Cost $37,607)	79,432
Short-Term Investments (11.0%)
32,281,472	Neuberger Berman Prime Money Fund Trust Class	32,281	@
134,521,903	Neuberger Berman Securities Lending Quality Fund, LLC	134,522	‡
	Total Short-Term Investments (Cost $166,803)	166,803	#
	Total Investments (107.1%) (Cost $1,391,031)	1,621,902	##
	Liabilities, less cash, receivables and other assets [(7.1%)]	(106,965)
	Total Net Assets (100.0%)	$1,514,937

See Notes to Schedule of Investments 68

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL FUND

Industry	Market Value† (000's omitted)	Percentage of Net Assets
Oil & Gas	$261,238	17.2%
Banks	193,509	12.8%
Capital Goods	154,257	10.2%
Automobiles & Components	112,501	7.4%
Technology—Hardware	83,719	5.5%
Commercial Services & Supplies	65,791	4.4%
Telecommunications—Wireless	59,460	3.9%
Construction Materials	51,550	3.4%
Hotels, Restaurants & Leisure	48,473	3.2%
Chemicals	45,209	3.0%
Consumer Durables & Apparel	43,931	2.9%
Insurance	38,068	2.5%
Food, Beverage & Tobacco	35,952	2.4%
Media	35,502	2.4%
Materials—Metals & Mining	33,568	2.2%
Health Care Equipment & Services	32,108	2.1%
Consumer Discretionary	27,499	1.8%
Energy	25,603	1.7%
Energy Services & Equipment	23,222	1.5%
Materials	15,714	1.0%
Software	11,403	0.8%
Household & Personal Products	8,737	0.6%
Telecommunications—Diversified	7,868	0.5%
Consumer Staples	7,375	0.5%
Technology—Software	7,281	0.5%
Real Estate	6,997	0.5%
Diversified	6,481	0.4%
Pharmaceuticals & Biotechnology	6,414	0.4%
Technology—Semiconductor	5,669	0.4%
Other Assets—Net	59,838	3.9%
	$1,514,937	100.0%

See Notes to Schedule of Investments 69

Schedule of Investments International Institutional Fund

TOP TEN EQUITY HOLDINGS
	Holding	Country	Industry	%
1	Anglo Irish Bank	Ireland	Banks	2.8
2	CRH PLC	Ireland	Construction Materials	2.3
3	Companhia Vale do Rio Doce ADR	Brazil	Materials—Metals & Mining	2.3
4	Vallourec SA	France	Capital Goods	2.1
5	MacDonald Dettwiler	Canada	Commercial Services & Supplies	2.1
6	Vodafone Group	United Kingdom	Telecommunications—Wireless	2.1
7	InBev NV	Belgium	Food, Beverage & Tobacco	2.0
8	Wacker Chemie AG	Germany	Chemicals	2.0
9	Canadian Natural Resources	Canada	Oil & Gas	1.9
10	Burren Energy	United Kingdom	Oil & Gas	1.8

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stocks (93.1%)
Argentina (1.0%)
115,858	Tenaris SA ADR	$5,437
Australia (2.4%)
1,124,695	Paladin Resources	5,578	*È
227,393	Woodside Petroleum	8,431	È
		14,009
Austria (0.6%)
95,763	Zumtobel AG	3,698
Belgium (4.7%)
147,666	Euronav SA	4,659	È
115,613	Fortis	4,238
50,717	ICOS Vision Systems NV	2,272	*
143,447	InBev NV	11,764
308,383	Option NV	4,293	*È
		27,226
Brazil (2.3%)
324,191	Natura Cosmeticos SA	3,420
156,550	Petroleo Brasileiro ADR	9,681
		13,101
Canada (10.3%)
257,461	Addax Petroleum	8,485
163,048	Canadian Natural Resources	11,146
99,774	Corus Entertainment Inc., B Shares	4,614	È
865,700	First Calgary Petroleums Ltd.	4,140	*
269,509	MacDonald Dettwiler	12,212	*
102,795	Stantec, Inc.	3,358	*
108,565	Suncor Energy	9,726
311,345	Talisman Energy	5,342	È
		59,023

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
France (7.8%)
48,959	BNP Paribas	$5,164
84,216	Groupe Steria SCA	4,464
13,006	Ingenico SA	335
168,475	Ipsos	6,128
70,163	Kaufman & Broad SA	4,795
13,455	Pernod Ricard SA	2,832
13,655	Societe Generale	2,202
89,665	Total SA ADR	6,733
46,018	Vallourec SA	12,312
		44,965
Germany (12.1%)
307,085	C.A.T. Oil AG	8,647	*
60,049	Continental AG	7,805
378,540	Depfa Bank PLC	7,178
81,481	Gerresheimer AG	4,295	*
66,880	Hypo Real Estate Holding AG	3,672
102,175	Kloeckner & Co. AG	6,231
136,985	Leoni AG	7,181	È
47,060	Pfeiffer Vacuum Technology AG	4,389
52,021	Wacker Chemie AG	11,360
102,565	Wincor Nixdorf AG	8,818
		69,576
Greece (0.5%)
61,676	Titan Cement	3,043
Hong Kong (1.0%)
8,978,375	TPV Technology	5,631
Ireland (7.4%)
240,882	Allied Irish Banks	6,140
844,901	Anglo Irish Bank	15,814
309,551	CRH PLC	13,296
1,535,710	Dragon Oil PLC	7,098	*
		42,348

See Notes to Schedule of Investments 70

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Italy (2.3%)
430,713	Marazzi Group	$5,961
580,905	Milano Assicurazioni	4,618
304,048	Nice SPA	2,462	È
		13,041
Japan (13.7%)
156,000	Aica Kogyo	1,679
254,900	Bosch Corp.	1,222
297,000	CHIYODA Corp.	5,112	È
378,400	F.C.C. Co.	6,147
2,665	Fullcast Co., Ltd.	1,696	È
34,060	Gulliver International Co. Ltd.	1,727
383,300	Heiwa Corp.	4,585
57,000	Hogy Medical Co.	2,432
62,500	IBIDEN Co., Ltd.	5,317
232,200	Kaga Electronics Co., Ltd.	3,994
283,105	Mars Engineering	6,051
144,900	Maruichi Steel Tube	3,842	È
154,800	Nihon Kohden Corp.	3,075
839,700	Nissan Motor	8,078
2,044	Pasona, Inc.	2,842	È
6,800	PLENUS Co.	112	È
96,600	Sankyo Co.	3,988
382,000	Takuma Co.	2,415	È
92,911	TENMA Corp.	1,597
207,500	TOPCON Corp.	3,521
805,000	Toray Industries	6,153
106,500	Yamaha Motor	2,805
		78,390
Korea (3.2%)
153,940	Daegu Bank	2,871
38,324	Hyundai Mobis	4,125
241,983	KT Corp. ADR	5,764	È
202,865	SK Telecom ADR	5,553	È
		18,313
Netherlands (1.5%)
89,665	OPG Groep NV	2,663
247,269	Wavin NV	5,797
		8,460
Norway (2.0%)
540,100	DnB NOR ASA	7,402
284,540	Prosafe ASA	4,295
		11,697
Spain (0.5%)
78,396	Renta Corp. Real Estate SA	2,739
Sweden (0.3%)
153,448	Nobia AB	1,707

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Switzerland (1.8%)
76,538	Advanced Digital Broadcast	$3,080	*
86,382	Swiss Re	7,267
		10,347
United Kingdom (17.7%)
490,375	Amlin PLC	3,016
312,782	Barclays PLC	3,869
297,234	Barratt Developments	5,564
648,094	Burren Energy	10,597
96,164	GlaxoSmithKline PLC	2,511
261,940	Informa PLC	3,021
232,809	Investec PLC	2,537
902,933	Lloyds TSB Group PLC	9,922
320,675	Northern Rock	4,759
185,525	Northgate PLC	4,175
299,090	Paragon Group Cos. PLC	2,509
475,575	Premier Foods PLC	2,311
383,441	Punch Taverns PLC	8,497
369,052	Raymarine PLC	2,143
465,416	Redrow PLC	4,828
420,903	RPS Group	3,259
578,300	Sepura Ltd.	1,930	*
826,229	Tullow Oil PLC	8,529
3,679,843	Vodafone Group	11,856
466,330	William Hill	5,782
		101,615
	Total Common Stocks (Cost $492,887)	534,366
Preferred Stocks (5.4%)
Brazil (3.6%)
314,760	Companhia Vale do Rio Doce ADR	13,141
135,085	Ultrapar Participacoes ADR	4,674	È
521,177	Universo Online SA	2,850	*
		20,665
Germany (1.8%)
5,703	Porsche AG	10,189
	Total Preferred Stocks (Cost $17,732)	30,854
Short-Term Investments (8.3%)
4,830,373	Neuberger Berman Prime Money Fund Trust Class	4,830	@
43,054,207	Neuberger Berman Securities Lending Quality Fund, LLC	43,054	‡
	Total Short-Term Investments (Cost $47,884)	47,884	#
	Total Investments (106.8%) (Cost $558,503)	613,104	##
	Liabilities, less cash, receivables and other assets [(6.8%)]	(38,830)
	Total Net Assets (100.0%)	$574,274

See Notes to Schedule of Investments 71

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL INSTITUTIONAL FUND

Industry	Market Value† (000's omitted)	Percentage of Net Assets
Oil & Gas	$99,852	17.4%
Banks	75,740	13.2%
Capital Goods	60,067	10.5%
Automobiles & Components	43,525	7.6%
Technology—Hardware	32,780	5.7%
Commercial Services & Supplies	25,781	4.5%
Telecommunications—Wireless	23,173	4.0%
Construction Materials	20,181	3.5%
Hotels, Restaurants & Leisure	18,976	3.3%
Chemicals	17,713	3.1%
Consumer Durables & Apparel	16,894	2.9%
Insurance	14,901	2.6%
Food, Beverage & Tobacco	14,075	2.4%
Media	13,763	2.4%
Materials—Metals & Mining	13,141	2.3%
Health Care Equipment & Services	12,465	2.2%
Consumer Discretionary	10,663	1.9%
Energy	9,718	1.7%
Energy Services & Equipment	8,954	1.6%
Materials	6,153	1.1%
Software	4,464	0.8%
Household & Personal Products	3,420	0.6%
Telecommunications—Diversified	3,080	0.5%
Technology—Software	2,850	0.5%
Consumer Staples	2,832	0.5%
Real Estate	2,739	0.5%
Diversified	2,537	0.4%
Pharmaceuticals & Biotechnology	2,511	0.4%
Technology—Semiconductor	2,272	0.4%
Other Assets—Net	9,054	1.5%
	$574,274	100.0%

See Notes to Schedule of Investments 72

Schedule of Investments International Large Cap Fund

TOP TEN EQUITY HOLDINGS

	Holding	Country	Industry	%
1	Companhia Vale do Rio Doce ADR	Brazil	Steel	3.4
2	Anglo Irish Bank	Ireland	Diversified Banks	3.4
3	Vodafone Group	United Kingdom	Wireless Telecommunications Services	3.1
4	Vallourec SA	France	Industrial Machinery	2.8
5	Canadian Natural Resources	Canada	Oil & Gas—Exploration & Production	2.8
6	InBev NV	Belgium	Brewers	2.6
7	Wacker Chemie AG	Germany	Specialty Chemical	2.6
8	Suncor Energy	Canada	Integrated Oil & Gas	2.4
9	Lloyds TSB Group PLC	United Kingdom	Diversified Banks	2.4
10	Porsche AG	Germany	Automobile Manufacturing	2.4

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stocks (86.8%)
Argentina (1.4%)
50,240	Tenaris SA ADR	$2,358
Australia (3.5%)
31,858	Australia & New Zealand Banking Group	756
380,115	Paladin Resources	1,885	*
85,820	Woodside Petroleum	3,182
		5,823
Belgium (3.4%)
36,503	Fortis	1,338
52,806	InBev NV	4,331
		5,669
Brazil (2.7%)
145,860	Natura Cosmeticos SA	1,539
48,105	Petroleo Brasileiro ADR	2,975
		4,514
Canada (10.6%)
90,165	Addax Petroleum	2,971
31,733	Bank of Nova Scotia	1,570
33,950	Cameco Corp.	1,371
66,755	Canadian Natural Resources	4,564
43,599	Suncor Energy	3,906
182,015	Talisman Energy	3,123
		17,505
Denmark (0.8%)
32,680	Danske Bank A/S	1,342

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
France (7.9%)
18,981	BNP Paribas	$2,002
5,715	Pernod Ricard SA	1,203
30,502	Publicis Groupe	1,318
5,709	Societe Generale	921
39,970	Total SA ADR	3,008
17,122	Vallourec SA	4,581
		13,033
Germany (7.6%)
22,459	Continental AG	2,919
122,754	Depfa Bank PLC	2,328
18,220	Hypo Real Estate Holding AG	1,000
19,486	Wacker Chemie AG	4,255
23,360	Wincor Nixdorf AG	2,008
		12,510
Greece (0.7%)
21,715	Titan Cement	1,071
Ireland (7.1%)
91,533	Allied Irish Banks	2,333
297,589	Anglo Irish Bank	5,570
88,257	CRH PLC	3,791
		11,694
Italy (0.8%)
159,200	Milano Assicurazioni	1,265
Japan (8.5%)
174,400	Bosch Corp.	836
118,000	CHIYODA Corp.	2,031
17,075	IBIDEN Co., Ltd.	1,453
62,500	Maruichi Steel Tube	1,657
347,380	Nissan Motor	3,342
35,420	Sankyo Co.	1,462
280,010	Toray Industries	2,140
44,805	Yamaha Motor	1,180
		14,101

See Notes to Schedule of Investments 73

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Korea (2.8%)
83,320	Daegu Bank	$1,554
61,130	KT Corp. ADR	1,456
61,130	SK Telecom ADR	1,673
		4,683
Mexico (1.9%)
72,196	Cemex SAB de C.V. ADR	2,331	*
30,900	Grupo Televisa GDS	805
		3,136
Norway (2.4%)
207,290	DnB NOR ASA	2,841
75,710	Prosafe ASA	1,143
		3,984
Spain (1.1%)
74,492	Telefonica SA ADR	1,849
Switzerland (5.4%)
73,133	Logitech International SA	1,972	*
46,124	Novartis AG	2,432
28,394	Swiss Re	2,389
39,727	UBS AG	2,070
		8,863
United Kingdom (18.2%)
132,585	Amlin PLC	815
116,845	Barclays PLC	1,445
153,683	Barratt Developments	2,877
67,212	GlaxoSmithKline PLC	1,755
107,345	Informa PLC	1,238
355,351	Lloyds TSB Group PLC	3,905
137,922	Northern Rock	2,047
134,554	Punch Taverns PLC	2,982
87,415	Tesco PLC	749
226,434	Tullow Oil PLC	2,337
1,602,796	Vodafone Group	5,164
185,222	William Hill	2,297
112,911	Wolseley PLC	2,368
		29,979
	Total Common Stocks (Cost $141,217)	143,379

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Preferred Stocks (6.7%)
Brazil (4.3%)
133,910	Companhia Vale do Rio Doce ADR	$5,591
22,960	Companhia de Bebidas das Americas ADR	1,606
		7,197
Germany (2.4%)
2,181	Porsche AG	3,897
	Total Preferred Stocks (Cost $7,392)	11,094
Short-Term Investments (5.7%)
9,431,686	Neuberger Berman Prime Money Fund Trust Class (Cost $9,432)	9,432	#@
	Total Investments (99.2%) (Cost $158,041)	163,905	##
	Cash, receivables and other assets, less liabilities (0.8%)	1,340
	Total Net Assets (100.0%)	$165,245

See Notes to Schedule of Investments 74

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL LARGE CAP FUND

Industry	Market Value† (000's omitted)	Percentage of Net Assets
Diversified Banks	$25,013	15.1%
Oil & Gas—Exploration & Production	16,176	9.8%
Integrated Oil & Gas	9,889	6.0%
Steel	7,248	4.4%
Automobile Manufacturing	7,239	4.4%
Construction Materials	7,193	4.4%
Wireless Telecommunications Services	6,837	4.1%
Brewers	5,937	3.6%
Industrial Machinery	4,581	2.8%
Specialty Chemical	4,255	2.6%
Pharmaceutical	4,187	2.5%
Oil & Gas—Equipment & Services	3,501	2.1%
Technology—Hardware	3,461	2.1%
Integrated Telecommunications Services	3,305	2.0%
Coal & Consumable Fuels	3,257	2.0%
Thrifts & Mortgage Finance	3,047	1.8%
Restaurants	2,982	1.8%
Tire & Rubber	2,919	1.8%
Home Builders	2,877	1.7%
Reinsurance	2,389	1.4%
Trading Companies & Distributors	2,368	1.4%
Casinos & Gaming	2,297	1.4%
Materials	2,140	1.3%
Multi-Line Insurance	2,080	1.3%
Diversified Capital Markets	2,070	1.3%
Construction & Engineering	2,031	1.2%
Computer Storage & Peripherals	1,972	1.2%
Banking	1,554	0.9%
Personal Products	1,539	0.9%
Leisure Products	1,462	0.9%
Other Diversified Financial Services	1,338	0.8%
Advertising	1,318	0.8%
Publishing	1,238	0.8%
Consumer Staples	1,203	0.7%
Consumer Discretionary	1,180	0.7%
Automobiles & Components	836	0.5%
Broadcasting	805	0.5%
Food Retail	749	0.5%
Other Assets—Net	10,772	6.5%
	$165,245	100.0%

See Notes to Schedule of Investments 75

Schedule of Investments Manhattan Fund

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Precision Castparts	2.5
2	NII Holdings	2.3
3	Celgene Corp.	2.1
4	Leap Wireless International	2.1
5	Cognizant Technology Solutions	1.9
	Holding	%
6	Coach, Inc.	1.8
7	Cytyc Corp.	1.6
8	CB Richard Ellis Group	1.6
9	Denbury Resources	1.6
10	National Oilwell Varco	1.5

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stocks (95.9%)
Aerospace (5.5%)
122,500	BE Aerospace	$4,774	*
262,500	CAE, Inc.	3,384
91,000	Precision Castparts	11,858
93,000	Rockwell Collins	6,405
		26,421
Basic Materials (1.8%)
125,500	Airgas, Inc.	5,801
30,000	Freeport-McMoRan Copper & Gold	2,622
		8,423
Biotechnology (3.5%)
30,000	Amylin Pharmaceuticals	1,471	*È
160,000	Celgene Corp.	10,273	*
60,000	Myriad Genetics	2,638	*
32,500	United Therapeutics	2,226	*
		16,608
Business Services (7.9%)
67,500	Alliance Data Systems	5,295	*
260,000	CB Richard Ellis Group	7,675	*È
125,000	Corrections Corporation of America	3,208	*
85,000	Ecolab Inc.	3,541
57,500	IHS Inc.	2,902	*
125,000	Iron Mountain	3,532	*
65,000	Stericycle, Inc.	3,244	*
160,000	Trimble Navigation	5,650	*
85,400	VistaPrint Ltd.	2,808	*
		37,855
Communications Equipment (2.5%)
58,500	Harris Corp.	3,558	È
110,000	Juniper Networks	3,621	*
145,000	SBA Communications	4,723	*
		11,902

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Consumer Staples (2.3%)
67,500	Chattem Inc.	$4,165	*È
35,000	NBTY, Inc.	1,285	*
107,500	Shoppers Drug Mart	5,422
		10,872
Energy (8.7%)
191,000	Denbury Resources	7,598	*
110,000	Dresser-Rand Group	4,056	*
42,500	Grant Prideco	2,350	*È
70,000	Input/Output, Inc.	993	*È
40,000	Murphy Oil	2,438
57,500	National Oilwell Varco	7,360	*
160,000	Range Resources	5,809
100,000	Smith International	6,701
82,500	XTO Energy	4,485
		41,790
Financial Services (6.4%)
110,000	AerCap Holdings NV	2,798	*
30,000	AllianceBernstein Holding	2,478
13,000	CME Group	7,213
45,000	GFI Group	3,330	*È
17,500	IntercontinentalExchange Inc.	2,553	*
85,500	Lazard Ltd.	3,428
32,500	MasterCard, Inc. Class A	4,452
30,000	Northern Trust	1,844
40,000	Nuveen Investments	2,487
		30,583
Food & Beverage (1.5%)
57,500	Corn Products International	2,599	È
100,000	Hansen Natural	4,491	*
		7,090
Health Care (9.7%)
145,000	Allscripts Healthcare Solutions	3,279	*È
113,500	Cerner Corp.	6,474	*È
180,000	Cytyc Corp.	7,693	*
40,000	Express Scripts	2,190	*
70,000	Gen-Probe	4,482	*
30,000	Healthways, Inc.	1,494	*
20,000	IDEXX Laboratories	2,235	*

See Notes to Schedule of Investments 76

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
110,000	Pharmaceutical Product Development	$3,853
130,000	Psychiatric Solutions	4,792	*
47,500	Shire PLC ADR	3,740
128,500	VCA Antech	5,254	*
20,000	WebMD Health Class A	1,090	*È
		46,576
Industrial (3.0%)
68,500	Danaher Corp.	5,320	È
90,000	Fastenal Co.	4,105	È
40,200	Fluor Corp.	5,111	È
		14,536
Leisure (5.7%)
100,000	Gaylord Entertainment	5,135	*
65,000	Marriott International	2,887
76,500	Orient-Express Hotel	3,829	È
85,000	Penn National Gaming	4,998	*
127,500	Scientific Games Class A	4,449	*È
25,000	Vail Resorts	1,430	*È
160,000	WMS Industries	4,710	*
		27,438
Media (2.3%)
95,000	Focus Media Holding ADR	3,825	*È
82,500	Lamar Advertising	4,366
65,000	Liberty Global Class A	2,664	*
		10,855
Medical Equipment (4.0%)
57,500	C.R. Bard	4,795
67,500	Hologic, Inc.	3,588	*
20,500	Intuitive Surgical	4,536	*
92,500	Kyphon Inc.	6,185	*
		19,104
Retail (6.7%)
42,000	Abercrombie & Fitch	3,305
95,000	Bare Escentuals	2,337	*È
195,000	Coach, Inc.	8,683	*
65,000	Dollar Tree Stores	2,824	*
25,000	GameStop Corp. Class A	1,254	*
120,000	Nordstrom, Inc.	5,772
52,500	O' Reilly Automotive	1,866	*
50,000	PETsMART, Inc.	1,735
55,000	Polo Ralph Lauren	4,155
		31,931
Semiconductors (3.3%)
60,700	Altera Corp.	1,445
70,000	MEMC Electronic Materials	4,299	*
135,500	Microchip Technology	5,220	È
90,000	Varian Semiconductor Equipment	5,007	*
		15,971

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Software (3.0%)
235,000	Activision, Inc.	$4,580	*
105,000	Autodesk, Inc.	4,864	*
72,500	Citrix Systems	2,635	*
70,000	F5 Networks	2,448	*
		14,527
Technology (9.2%)
375,000	Arris Group	5,693	*È
125,000	Cognizant Technology Solutions	9,189	*
30,000	CommScope, Inc.	1,698	*
20,000	Equinix Inc.	1,770	*
180,000	Foundry Networks	3,328	*
70,000	GSI Commerce	1,611	*È
30,700	International Rectifier	1,056	*
85,000	Intuit Inc.	2,321	*
55,000	Netlogic Microsystems	1,613	*È
55,000	NVIDIA Corp.	2,814	*
32,500	Sigma Designs	1,375	*
162,500	VeriFone Holdings	6,006	*È
85,000	VMware Inc.	5,856	*
		44,330
Telecommunications (7.2%)
146,500	American Tower	5,804	*
140,000	Leap Wireless International	10,150	*
128,300	Metropcs Communications	3,501	*
115,000	NeuStar, Inc.	3,636	*
142,000	NII Holdings	11,244	*
		34,335
Transportation (1.7%)
80,000	C.H. Robinson Worldwide	3,923	È
75,000	Expeditors International	3,313	È
60,000	Knight Transportation	1,103	È
		8,339
	Total Common Stocks (Cost $297,665)	459,486
Short-Term Investments (19.5%)
21,110,481	Neuberger Berman Prime Money Fund Trust Class	21,110	@
72,604,601	Neuberger Berman Securities Lending Quality Fund, LLC	72,605	‡
	Total Short-Term Investments (Cost $93,715)	93,715	#
	Total Investments (115.4%) (Cost $391,380)	553,201	##
	Liabilities, less cash, receivables and other assets [(15.4%)]	(73,915)
	Total Net Assets (100.0%)	$479,286

See Notes to Schedule of Investments 77

Schedule of Investments Millennium Fund

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Orient-Express Hotel	5.0
2	CAE, Inc.	4.4
3	Gaylord Entertainment	3.0
4	FTI Consulting	3.0
5	ArthroCare Corp.	2.8
	Holding	%
6	SBA Communications	2.7
7	Core Laboratories N.V.	2.4
8	GameStop Corp. Class A	2.1
9	Trimble Navigation	2.1
10	Varian Semiconductor Equipment	2.1

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stocks (97.4%)
Aerospace (11.5%)
30,000	AAR Corp.	$942	*
35,700	BE Aerospace	1,391	*
244,200	CAE, Inc.	3,148
22,600	EDO Corp.	973
21,400	HEICO Corp.	977
10,300	United Industrial	712
		8,143
Business Services (15.0%)
26,000	Capella Education	1,311	*
60,600	Cornell Companies	1,460	*
40,500	FTI Consulting	2,127	*
37,500	Geo Group	1,116	*
13,700	Huron Consulting Group	905	*
118,000	NaviSite, Inc.	934	*
7,200	Strayer Education	1,149
7,100	Taleo Corp. Class A	165	*
42,300	Trimble Navigation	1,494	*
		10,661
Casinos & Gaming (1.3%)
27,000	Bally Technologies	896	*
Communications Equipment (1.4%)
51,000	Nuance Communications	959	*È
Consumer Discretionary (3.0%)
109,200	Service Corp. International	1,334
18,000	Sotheby's	779
		2,113
Energy (5.7%)
20,700	Arena Resources	1,270	*
27,400	Carrizo Oil & Gas	1,076	*
15,000	Core Laboratories N.V.	1,682	*
		4,028
Financial Services (2.3%)
11,900	GFI Group	880	*
14,200	ProAssurance Corp.	747	*
		1,627

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Health Care (16.2%)
34,300	Allscripts Healthcare Solutions	$775	*È
34,900	ArthroCare Corp.	1,955	*
36,300	Bio-Reference Laboratories	1,053	*
38,700	Eclipsys Corp.	894	*
22,700	ICON PLC	1,037	*
16,000	Integra LifeSciences Holdings	777	*È
20,100	Myriad Genetics	886	*
45,300	Omnicell, Inc.	1,093	*
16,200	Techne Corp.	1,021	*
13,600	United Therapeutics	931	*
26,500	VCA Antech	1,084	*
		11,506
Leisure (11.8%)
42,000	Gaylord Entertainment	2,157	*
70,900	Orient-Express Hotel	3,548
15,200	Steiner Leisure	657	*
17,800	Vail Resorts	1,018	*
33,750	WMS Industries	994	*
		8,374
Materials (1.0%)
22,000	AMCOL International	709
Retail (2.1%)
29,800	GameStop Corp. Class A	1,494	*
Semiconductors (2.1%)
26,500	Varian Semiconductor Equipment	1,474	*
Software (5.2%)
25,800	DealerTrack Holdings	985	*
30,000	Kenexa Corp.	834	*
37,700	Omniture, Inc.	935	*
30,900	Ultimate Software Group	962	*
		3,716
Technology (12.9%)
31,000	Atheros Communications	927	*
31,500	Concur Technologies	844	*
18,600	Ctrip.com International	790
7,900	Equinix Inc.	699	*È
20,600	FLIR Systems	1,014	*

See Notes to Schedule of Investments 78

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
48,200	Foundry Networks	$891	*
24,700	Mercadolibre Inc.	695	*
46,400	Microsemi Corp.	1,177	*
21,300	Riverbed Technology	946	*
47,300	Vocus, Inc.	1,182	*
		9,165
Telecommunications (2.7%)
59,000	SBA Communications	1,922	*
Transportation (3.2%)
31,400	Kirby Corp.	1,202	*
56,800	Knight Transportation	1,045	È
		2,247
	Total Common Stocks (Cost $56,416)	69,034
Short-Term Investments (8.3%)
1,841,528	Neuberger Berman Prime Money Fund Trust Class	1,842	@
4,026,801	Neuberger Berman Securities Lending Quality Fund, LLC	4,027	‡
	Total Short-Term Investments (Cost $5,869)	5,869	#
	Total Investments (105.7%) (Cost $62,285)	74,903	##
	Liabilities, less cash, receivables and other assets [(5.7%)]	(4,035)
	Total Net Assets (100.0%)	$70,868

See Notes to Schedule of Investments 79

Schedule of Investments Partners Fund

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Freeport-McMoRan Copper & Gold	2.7
2	Terex Corp.	2.4
3	Berkshire Hathaway Class B	2.3
4	Shire PLC ADR	2.3
5	Constellation Brands	2.2
	Holding	%
6	Aetna Inc.	2.1
7	National Oilwell Varco	2.1
8	Chicago Bridge & Iron	2.1
9	NVR, Inc.	2.0
10	NRG Energy	2.0

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stocks (98.5%)
Auto Related (1.5%)
1,178,800	Harley-Davidson	$63,408
Banking & Financial (1.1%)
2,379,088	Countrywide Financial	47,225	È
Business Services—IT Business Services (0.8%)
647,900	Affiliated Computer Services	32,414	*
Coal (0.7%)
706,100	Peabody Energy	30,016	È
Defense (1.7%)
703,900	L-3 Communications Holdings	69,341
Electric Utilities (5.1%)
1,195,300	FirstEnergy Corp.	73,439	È
1,421,500	Mirant Corp.	55,396	*
2,195,800	NRG Energy	83,638	*
		212,473
Energy Services & Equipment (5.4%)
1,638,600	Halliburton Co.	56,679	È
685,600	National Oilwell Varco	87,757	*
1,614,200	Noble Corp.	79,193	È
		223,629
Financial Services (5.1%)
420,900	Goldman Sachs Group	74,083
935,500	Merrill Lynch	68,946
1,125,400	Morgan Stanley	70,191
		213,220
Food & Beverage (4.2%)
3,216,900	ConAgra, Inc.	82,706
3,860,500	Constellation Brands	93,347	*
		176,053

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Health Care (5.7%)
492,100	Medtronic, Inc.	$26,002
1,620,600	UnitedHealth Group	81,046
823,000	WellPoint Inc.	66,326	*
838,900	Zimmer Holdings	65,711	*
		239,085
Home Builders (4.2%)
1,572,500	Centex Corp.	45,461
1,611,900	Lennar Corp. Class A	45,568	È
152,600	NVR, Inc.	85,380	*
		176,409
Industrial (5.5%)
2,290,200	Chicago Bridge & Iron	85,539
1,641,400	General Electric	63,801
827,700	McDermott International	79,451	*
		228,791
Insurance (9.2%)
1,724,100	Aetna Inc.	87,774
1,231,700	American International Group	81,292	È
1,432,900	Assurant, Inc.	73,852
25,100	Berkshire Hathaway Class B	97,639	*
483,500	Hartford Financial Services Group	42,988
		383,545
Machinery & Equipment (5.9%)
1,010,800	Caterpillar Inc.	76,588
1,579,197	Joy Global	68,522
1,274,500	Terex Corp.	101,807	*
		246,917
Materials (2.6%)
1,390,808	Cemex SAB de C.V. ADR	44,909	*È
1,080,900	Xstrata PLC	63,311
		108,220
Metals (5.1%)
1,267,300	Freeport-McMoRan Copper & Gold	110,787	È
2,297,300	Sterlite Industries (India) ADR	36,734	*
1,488,500	Teck Cominco Class B	63,455
		210,976

See Notes to Schedule of Investments 80

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Oil & Gas (10.6%)
1,165,700	Canadian Natural Resources	$79,629	È
1,111,800	Denbury Resources	44,227	*
538,400	EOG Resources	36,267	È
543,500	Exxon Mobil	46,594
1,053,700	Petroleo Brasileiro ADR	65,161	È
770,900	Southwestern Energy	28,670	*
753,100	Suncor Energy	67,319
2,135,650	Talisman Energy	36,648
662,566	XTO Energy	36,017
		440,532
Pharmaceutical (2.3%)
1,200,300	Shire PLC ADR	94,512	È
Retail (7.9%)
1,255,775	Best Buy	55,191	È
1,106,300	J.C. Penney	76,069
1,850,400	Liz Claiborne	63,228
2,003,400	Macy's Inc.	63,548
1,286,637	Saks, Inc.	20,805
1,719,600	TJX Cos.	52,431
		331,272
Software (7.4%)
2,886,200	Activision, Inc.	56,252	*
2,265,300	Check Point Software Technologies	53,144	*
1,930,600	Microsoft Corp.	55,466
3,319,000	Oracle Corp.	67,309	*
3,216,668	Symantec Corp.	60,506	*
1,139,407	Take-Two Interactive Software	18,208	*
		310,885
Steel (1.7%)
762,600	United States Steel	72,051
Technology (1.4%)
1,698,000	Texas Instruments	58,140
Transportation (1.5%)
644,400	Frontline Ltd.	30,120	È
1,174,110	Ship Finance International	33,779	È
		63,899
Wireless Telecommunication Services (1.9%)
1,147,400	China Mobile ADR	77,781	È
	Total Common Stocks (Cost $3,184,833)	4,110,794

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Short-Term Investments (10.4%)
47,599,927	Neuberger Berman Prime Money Fund Trust Class	$47,600	@
386,380,242	Neuberger Berman Securities Lending Quality Fund, LLC	386,380	‡
	Total Short-Term Investments (Cost $433,980)	433,980	#
	Total Investments (108.9%) (Cost $3,618,813)	4,544,774	##
	Liabilities, less cash, receivables and other assets [(8.9%)]	(373,154)
	Total Net Assets (100.0%)	$4,171,620

See Notes to Schedule of Investments 81

Schedule of Investments Real Estate Fund

TOP TEN EQUITY HOLDINGS

	Holding	%
1	ProLogis	5.1
2	Vornado Realty Trust	5.1
3	AMB Property	4.9
4	SL Green Realty	4.8
5	Boston Properties	4.7
	Holding	%
6	Brookfield Asset Management Class A	4.2
7	Brookfield Properties	4.1
8	Taubman Centers	4.1
9	Camden Property Trust	3.4
10	Kimco Realty	3.4

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stocks (97.8%)
Apartments (19.9%)
37,500	Apartment Investment & Management	$1,676
37,600	Archstone-Smith Trust	2,211
28,600	AvalonBay Communities	3,271
61,022	Camden Property Trust	3,752
73,300	Equity Residential	2,950
15,700	Essex Property Trust	1,849
56,700	Home Properties	2,882
50,900	Post Properties	2,032
53,500	UDR, Inc.	1,343
		21,966
Commercial Financing (0.7%)
51,800	Crystal River Capital	827
Community Centers (3.0%)
41,300	Acadia Realty Trust	1,031
43,000	Developers Diversified Realty	2,300
		3,331
Diversified (9.5%)
51,200	Forest City Enterprises Class A	2,844
128,000	Great Lakes Dredge & Dock	1,135	*
21,400	Macquarie Infrastructure	866
52,700	Vornado Realty Trust	5,617
		10,462
Health Care (3.2%)
91,300	Ventas, Inc.	3,477
Industrial (10.0%)
98,400	AMB Property	5,410
94,000	ProLogis	5,655
		11,065
Lodging (8.6%)
108,400	Equity Inns	2,441
111,789	Host Hotels & Resorts	2,492	È
18,600	Starwood Hotels & Resorts Worldwide	1,137
126,400	Sunstone Hotel Investors	3,407
		9,477

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Office (23.9%)
39,150	Alexandria Real Estate Equities	$3,654
38,300	BioMed Realty Trust	934
51,600	Boston Properties	5,164
136,050	Brookfield Asset Management Class A	4,608
197,350	Brookfield Properties	4,555	È
49,770	Corporate Office Properties Trust	2,143	È
47,800	SL Green Realty	5,330	È
		26,388
Office—Industrial (4.9%)
46,100	Digital Realty Trust	1,798
107,300	Duke Realty	3,626
		5,424
Regional Malls (12.6%)
87,600	Kimco Realty	3,751
38,300	Macerich Co.	3,111
27,400	Simon Property Group	2,601
86,900	Taubman Centers	4,482
		13,945
Self Storage (1.5%)
21,200	Public Storage	1,606	È
	Total Common Stocks (Cost $112,388)	107,968
Short-Term Investments (16.6%)
2,355,992	Neuberger Berman Prime Money Fund Trust Class	2,356	@
15,973,001	Neuberger Berman Securities Lending Quality Fund, LLC	15,973	‡
	Total Short-Term Investments (Cost $18,329)	18,329	#
	Total Investments (114.4%) (Cost $130,717)	126,297	##
	Liabilities, less cash, receivables and other assets [(14.4%)]	(15,886)
	Total Net Assets (100.0%)	$110,411

See Notes to Schedule of Investments 82

Schedule of Investments Regency Fund

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Freeport-McMoRan Copper & Gold	3.1
2	NVR, Inc.	2.1
3	Constellation Brands	2.1
4	Shire PLC ADR	2.0
5	Liz Claiborne	2.0
	Holding	%
6	Teck Cominco Class B	2.0
7	Terex Corp.	2.0
8	ConAgra, Inc.	1.9
9	United States Steel	1.9
10	DPL Inc.	1.9

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stocks (96.4%)
Aerospace (3.5%)
57,000	Embraer-Empresa Brasileira de Aeronautica ADR	$2,574
80,700	Spirit Aerosystems Holdings Class A	2,885	*
		5,459
Auto Related (1.3%)
36,300	Harley-Davidson	1,953
Banking & Financial (2.1%)
83,800	Colonial BancGroup	1,778
45,500	PMI Group	1,442
		3,220
Business Services—IT Business Services (0.5%)
15,000	Affiliated Computer Services	750	*
Communications Equipment (0.8%)
79,400	Arris Group	1,205	*È
Consumer Discretionary (1.2%)
19,500	Whirlpool Corp.	1,880
Defense (1.7%)
27,300	L-3 Communications Holdings	2,689
Electric Utilities (8.1%)
114,300	DPL Inc.	3,012
46,300	FirstEnergy Corp.	2,845
57,700	Mirant Corp.	2,248	*
61,900	NRG Energy	2,358	*
45,600	PPL Corp.	2,200
		12,663
Energy Services & Equipment (4.4%)
14,200	National Oilwell Varco	1,818	*
57,000	Noble Corp.	2,796
32,400	Oceaneering International	2,176	*
		6,790

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Financial & Insurance (1.1%)
37,100	StanCorp Financial Group	$1,747
Financial Services (3.1%)
21,800	Bear Stearns	2,369
94,800	Jefferies Group	2,448
		4,817
Food & Beverage (6.8%)
117,800	ConAgra, Inc.	3,028
133,200	Constellation Brands	3,221	*
77,200	Smithfield Foods	2,527	*
79,800	Tyson Foods	1,720
		10,496
Health Care (1.4%)
25,400	Coventry Health Care	1,457	*È
19,100	Covidien Ltd.	761	*
		2,218
Home Builders (3.1%)
5,800	NVR, Inc.	3,245	*
54,600	Ryland Group	1,564	È
		4,809
Industrial (3.4%)
75,200	Chicago Bridge & Iron	2,809
26,200	McDermott International	2,515	*
		5,324
Insurance (7.9%)
50,800	Aetna Inc.	2,586
54,700	Assurant, Inc.	2,819
52,100	CIGNA Corp.	2,693
54,200	Endurance Specialty Holdings	2,161
113,700	Fidelity National Financial Class A	2,068
		12,327
Machinery & Equipment (3.6%)
57,750	Joy Global	2,506
38,300	Terex Corp.	3,059	*
		5,565

See Notes to Schedule of Investments 83

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Manufacturing (1.6%)
25,600	Eaton Corp.	$2,412
Metals (6.1%)
54,600	Freeport-McMoRan Copper & Gold	4,773
100,600	Sterlite Industries (India) ADR	1,608	*
74,000	Teck Cominco Class B	3,155
		9,536
Oil & Gas (5.2%)
39,300	Canadian Natural Resources	2,685
50,700	Denbury Resources	2,017	*
23,300	Southwestern Energy	867	*
59,580	Talisman Energy	1,022
26,442	XTO Energy	1,437
		8,028
Pharmaceutical (3.2%)
56,300	Endo Pharmaceuticals Holdings	1,795	*
40,300	Shire PLC ADR	3,173
		4,968
Real Estate (6.8%)
94,700	Annaly Mortgage Management	1,334
43,200	Colonial Properties Trust	1,551	È
32,000	Developers Diversified Realty	1,712	È
47,300	First Industrial Realty Trust	1,929
59,400	iStar Financial	2,174
48,600	Ventas, Inc.	1,851
		10,551
Retail (7.1%)
6,900	Abercrombie & Fitch	543
47,750	Aeropostale, Inc.	989	*
34,900	J.C. Penney	2,400
92,600	Liz Claiborne	3,164
41,300	Macy's Inc.	1,310
45,900	Saks, Inc.	742	È
63,900	TJX Cos.	1,948
		11,096
Semiconductors (2.8%)
50,100	Avnet, Inc.	1,969	*
68,700	International Rectifier	2,364	*
		4,333
Software (3.7%)
101,100	Activision, Inc.	1,971	*
64,800	Check Point Software Technologies	1,520	*
146,200	Take-Two Interactive Software	2,336	*
		5,827

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Steel (3.1%)
24,000	Cleveland-Cliffs	$1,830
31,900	United States Steel	3,014
		4,844
Transportation (1.0%)
53,450	Ship Finance International	1,538	È
Utilities, Electric & Gas (1.8%)
34,200	Constellation Energy Group	2,837
	Total Common Stocks (Cost $127,268)	149,882
Short-Term Investments (9.0%)
6,396,645	Neuberger Berman Prime Money Fund Trust Class	6,397	@
7,535,001	Neuberger Berman Securities Lending Quality Fund, LLC	7,535	‡
	Total Short-Term Investments (Cost $13,932)	13,932	#
	Total Investments (105.4%) (Cost $141,200)	163,814	##
	Liabilities, less cash, receivables and other assets [(5.4%)]	(8,363)
	Total Net Assets (100.0%)	$155,451

See Notes to Schedule of Investments 84

Schedule of Investments Socially Responsive Fund

TOP TEN EQUITY HOLDINGS

	Holding	%
1	Liberty Global	5.5
2	Altera Corp.	5.1
3	Texas Instruments	5.1
4	Danaher Corp.	4.9
5	E.W. Scripps	4.5
	Holding	%
6	UnitedHealth Group	4.3
7	Citigroup Inc.	4.0
8	State Street	4.0
9	Bank of New York Mellon	3.9
10	Willis Group Holdings	3.8

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stocks (95.5%)
Automotive (3.7%)
268,050	BorgWarner, Inc.	$22,650
168,650	Toyota Motor ADR	19,510
		42,160
Biotechnology (0.6%)
401,050	Medarex, Inc.	6,878	*
Business Services (2.2%)
353,875	Manpower Inc.	24,863
Cable Systems (8.7%)
1,379,900	Comcast Corp. Class A Special	35,684	*
1,160,761	Liberty Global Class A	47,568	*
399,361	Liberty Global Class C	15,755	*
		99,007
Consumer Discretionary (2.2%)
376,975	Target Corp.	24,854
Consumer Staples (1.9%)
342,775	Costco Wholesale	21,166
Financial Services (4.0%)
978,200	Citigroup Inc.	45,858
Health Products & Services (4.3%)
977,800	UnitedHealth Group	48,900
Industrial (8.0%)
389,975	3M Co.	35,484
726,650	Danaher Corp.	56,431
		91,915
Insurance (5.7%)
1,030,050	Progressive Corp.	20,951
1,122,650	Willis Group Holdings	43,671
		64,622

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Integrated Energy (4.1%)
1,509,800	BG Group PLC	$24,171
341,675	BP PLC ADR	23,015
		47,186
Life Science Tools & Supplies (2.1%)
345,850	Millipore Corp.	24,099	*
Media (5.7%)
1,241,025	E.W. Scripps	51,006
753,351	Liberty Media Holding Interactive Class A	14,291	*
		65,297
Oil & Gas—Exploration & Production (3.0%)
184,519	Cimarex Energy	6,608
641,650	Newfield Exploration	27,905	*
		34,513
Pharmaceutical (5.9%)
689,775	Novartis AG ADR	36,317
283,000	Novo Nordisk A/S Class B	31,466
		67,783
Securities Processing (7.9%)
1,115,292	Bank of New York Mellon	45,091
736,650	State Street	45,201
		90,292
Semiconductor (10.2%)
2,455,750	Altera Corp.	58,472
1,685,200	Texas Instruments	57,701
		116,173
Software (6.7%)
1,371,375	Intuit Inc.	37,452	*
1,243,751	National Instruments	39,265
		76,717
Transaction Processing (2.1%)
896,300	Euronet Worldwide	24,272	*

See Notes to Schedule of Investments 85

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Transportation (2.9%)
619,750	Canadian National Railway	$32,630
Utilities (3.6%)
2,103,213	National Grid	31,487
131,343	National Grid ADR	9,870
		41,357
	Total Common Stocks (Cost $906,845)	1,090,542
PRINCIPAL AMOUNT
Repurchase Agreements (4.5%)
$51,216,000	Repurchase Agreement with Fixed Income Clearing Corp., 4.93%, due 9/4/07, dated 8/31/07, Maturity Value $51,244,055, Collateralized by $50,365,000 Freddie Mac, 5.75%, due 1/15/12 (Collateral Value $52,757,338) (Cost $51,216)	51,216	#
Certificates of Deposit (0.0%)
100,000	Carver Federal Savings, 4.88%, due 9/29/07	100
100,000	Self Help Credit Union, 4.14%, due 11/16/07	100
100,000	Shorebank Chicago, 4.85%, due 10/29/07	100
100,000	Shorebank Pacific, 4.28%, due 10/31/07	100
	Total Certificates of Deposit (Cost $400)	400	#
	Total Investments (100.0%) (Cost $958,461)	1,142,158	##
	Liabilities, less cash, receivables and other assets [(0.0%)]	(507)
	Total Net Assets (100.0%)	$1,141,651

See Notes to Schedule of Investments 86

Notes to Schedule of Investments

†  Investments in equity securities by each fund are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger Berman International Fund ("International"), Neuberger Berman International Institutional Fund ("International Institutional") and Neuberger Berman International Large Cap Fund ("International Large Cap"), which are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the funds at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The funds value all other securities including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Equity Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the funds' foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the funds could realize on a current sale than are the prices of thos e securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

Notes to Schedule of Investments (cont'd)

##  At August 31, 2007, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted) Neuberger Berman	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
All Cap Growth Fund	$7,413	$1,302	$152	$1,150
Century Fund	8,399	1,745	136	1,609
Fasciano Fund	393,140	125,912	15,416	110,496
Focus Fund	899,603	277,360	15,408	261,952
Genesis Fund	7,220,510	3,751,899	142,705	3,609,194
Guardian Fund	1,136,339	453,678	20,382	433,296
International Fund	1,402,024	294,981	75,103	219,878
International Institutional Fund	561,685	83,292	31,873	51,419
International Large Cap Fund	158,296	12,335	6,726	5,609
Manhattan Fund	391,739	164,867	3,405	161,462
Millennium Fund	62,285	12,970	352	12,618
Partners Fund	3,619,335	1,023,073	97,634	925,439
Real Estate Fund	131,165	4,394	9,262	(4,868)
Regency Fund	141,299	26,903	4,388	22,515
Socially Responsive Fund	958,768	197,612	14,222	183,390

*  Security did not produce income during the last twelve months.

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At August 31, 2007, these securities amounted to approximately $3,548,000 or 0.03% of net assets for Genesis.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

^  Affiliated issuer (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the fund and because, at times, the fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the fund (see Notes A & F of Notes to Financial Statements).

Ø  All or a portion of this security was purchased on a when-issued basis. At August 31, 2007, these securities amounted to $3,567,000 for International.

ØØ  All or a portion of this security is segregated as collateral for when-issued purchase commitments.

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Statements of Assets and Liabilities

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	All Cap Growth Fund	Century Fund	Fasciano Fund	Focus Fund	Genesis Fund
	August 31, 2007	August 31, 2007	August 31, 2007	August 31, 2007	August 31, 2007
Assets
Investments in securities, at market value*† (Notes A & F)— see Schedule of Investments:
Unaffiliated issuers	$8,034	$9,920	$424,428	$1,093,059	$5,311,321
Affiliated issuers	529	88	79,208	68,496	5,518,383
	8,563	10,008	503,636	1,161,555	10,829,704
Cash	—	—	—	—	1,174
Foreign currency	—	—	—	—	—
Dividends and interest receivable	4	15	232	1,195	8,523
Receivable for securities sold	—	—	—	18,746	2,669
Receivable for Fund shares sold	—	1	264	63	22,706
Receivable from administrator—net (Note B)	17	3	—	—	—
Receivable for securities lending income (Note A)	—	—	413	271	—
Prepaid expenses and other assets	—	—	9	28	125
Total Assets	8,584	10,027	504,554	1,181,858	10,864,901
Liabilities
Due to custodian	—	—	—	3,400	—
Payable for collateral on securities loaned (Note A)	—	—	72,898	62,281	—
Payable for securities purchased	—	—	—	—	3,267
Payable for Fund shares redeemed	—	—	422	648	14,453
Payable to investment manager—net (Notes A & B)	4	5	311	474	6,036
Payable to administrator—net (Note B)	—	—	59	266	2,915
Payable for securities lending fees (Note A)	—	—	407	251	—
Accrued expenses and other payables	44	49	334	346	814
Total Liabilities	48	54	74,431	67,666	27,485
Net Assets at value	$8,536	$9,973	$430,123	$1,114,192	$10,837,416
Net Assets consist of:
Paid-in capital	$7,114	$41,800	$287,516	$675,218	$5,625,789
Undistributed net investment income (loss)	—	—	—	4,460	4,140
Distributions in excess of net investment income	(31)	—	—	—	—
Accumulated net realized gains (losses) on investments	303	(33,573)	32,019	172,074	1,577,366
Net unrealized appreciation (depreciation) in value of investments	1,150	1,746	110,588	262,440	3,630,121
Net Assets at value	$8,536	$9,973	$430,123	$1,114,192	$10,837,416
Net Assets
Investor Class	$—	$9,973	$406,168	$1,018,573	$1,997,200
Trust Class	$8,536	$—	$—	$72,323	$4,985,463
Advisor Class	$—	$—	$23,955	$23,296	$547,234
Institutional Class	$—	$—	$—	$—	$3,307,519
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	1,338	9,193	31,064	53,189
Trust Class	677	—	—	3,003	92,848
Advisor Class	—	—	2,053	1,387	17,412
Institutional Class	—	—	—	—	64,197
Net Asset Value, offering and redemption price per share
Investor Class	$—	$7.45	$44.18	$32.79	$37.55
Trust Class	$12.60	$—	$—	$24.09	$53.69
Advisor Class	$—	$—	$11.67	$16.80	$31.43
Institutional Class	$—	$—	$—	$—	$51.52
†Securities on loan, at market value:
Unaffiliated issuers	$—	$—	$71,266	$60,477	$—
*Cost of Investments:
Unaffiliated issuers	$6,884	$8,174	$313,840	$830,619	$3,360,428
Affiliated issuers	529	88	79,208	68,496	3,839,155
Total cost of investments	$7,413	$8,262	$393,048	$899,115	$7,199,583
Total cost of foreign currency	$—	$—	$—	$—	$—

See Notes to Financial Statements 90

	Guardian Fund	International Fund	International Institutional Fund	International Large Cap Fund	Manhattan Fund
	August 31, 2007	August 31, 2007	August 31, 2007	August 31, 2007	August 31, 2007
Assets
Investments in securities, at market value*† (Notes A & F)— see Schedule of Investments:
Unaffiliated issuers	$1,518,367	$1,455,099	$565,220	$154,473	$459,486
Affiliated issuers	51,268	166,803	47,884	9,432	93,715
	1,569,635	1,621,902	613,104	163,905	553,201
Cash	—	—	—	—	—
Foreign currency	1,305	22,639	3,879	582	14
Dividends and interest receivable	4,701	2,813	1,041	352	142
Receivable for securities sold	—	4,550	452	—	3,113
Receivable for Fund shares sold	250	3,594	123	604	284
Receivable from administrator—net (Note B)	—	—	—	—	—
Receivable for securities lending income (Note A)	43	914	335	—	321
Prepaid expenses and other assets	87	20	7	1	10
Total Assets	1,576,021	1,656,432	618,941	165,444	557,085
Liabilities
Due to custodian	—	—	—	—	386
Payable for collateral on securities loaned (Note A)	5,406	134,522	43,054	—	72,605
Payable for securities purchased	1,588	3,226	665	—	3,956
Payable for Fund shares redeemed	2,063	1,190	130	1	29
Payable to investment manager—net (Notes A & B)	649	1,012	400	72	212
Payable to administrator—net (Note B)	371	430	1	23	85
Payable for securities lending fees (Note A)	30	831	306	—	312
Accrued expenses and other payables	448	284	111	103	214
Total Liabilities	10,555	141,495	44,667	199	77,799
Net Assets at value	$1,565,466	$1,514,937	$574,274	$165,245	$479,286
Net Assets consist of:
Paid-in capital	$993,860	$1,116,641	$439,351	$154,877	$606,274
Undistributed net investment income (loss)	7,041	26,304	11,912	1,341	—
Distributions in excess of net investment income	—	—	—	—	—
Accumulated net realized gains (losses) on investments	131,163	141,130	68,407	3,160	(288,809)
Net unrealized appreciation (depreciation) in value of investments	433,402	230,862	54,604	5,867	161,821
Net Assets at value	$1,565,466	$1,514,937	$574,274	$165,245	$479,286
Net Assets
Investor Class	$1,441,602	$690,611	$—	$—	$446,280
Trust Class	$122,715	$824,326	$—	$54,217	$13,428
Advisor Class	$1,149	$—	$—	$—	$1,478
Institutional Class	$—	$—	$574,274	$111,028	$18,100
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	72,477	26,895	—	—	42,346
Trust Class	7,844	29,256	—	4,485	833
Advisor Class	65	—	—	—	89
Institutional Class	—	—	39,757	9,165	1,715
Net Asset Value, offering and redemption price per share
Investor Class	$19.89	$25.68	$—	$—	$10.54
Trust Class	$15.64	$28.18	$—	$12.09	$16.11
Advisor Class	$17.55	$—	$—	$—	$16.64
Institutional Class	$—	$—	$14.44	$12.11	$10.55
†Securities on loan, at market value:
Unaffiliated issuers	$5,355	$128,282	$41,032	$—	$71,584
*Cost of Investments:
Unaffiliated issuers	$1,084,987	$1,224,228	$510,619	$148,609	$297,665
Affiliated issuers	51,268	166,803	47,884	9,432	93,715
Total cost of investments	$1,136,255	$1,391,031	$558,503	$158,041	$391,380
Total cost of foreign currency	$1,283	$22,645	$3,876	$579	$14

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	Millennium Fund	Partners Fund	Real Estate Fund
	August 31, 2007	August 31, 2007	August 31, 2007
Assets
Investments in securities, at market value*† (Notes A & F)— see Schedule of Investments:
Unaffiliated issuers	$69,034	$4,110,794	$107,968
Affiliated issuers	5,869	433,980	18,329
	74,903	4,544,774	126,297
Cash	—	—	—
Foreign currency	—	308	—
Dividends and interest receivable	21	6,148	85
Receivable for securities sold	1,110	46,953	—
Receivable for Fund shares sold	368	3,983	327
Receivable from administrator—net (Note B)	—	—	—
Receivable for securities lending income (Note A)	29	2,797	37
Prepaid expenses and other assets	1	79	1
Total Assets	76,432	4,605,042	126,747
Liabilities
Due to custodian	—	4,141	—
Payable for collateral on securities loaned (Note A)	4,027	386,380	15,973
Payable for securities purchased	1,331	27,433	—
Payable for Fund shares redeemed	—	9,362	162
Payable to investment manager—net (Notes A & B)	49	1,571	73
Payable to administrator—net (Note B)	26	1,343	17
Payable for securities lending fees (Note A)	27	2,711	36
Accrued expenses and other payables	104	481	75
Total Liabilities	5,564	433,422	16,336
Net Assets at value	$70,868	$4,171,620	$110,411
Net Assets consist of:
Paid-in capital	$161,678	$3,083,639	$104,925
Undistributed net investment income (loss)	—	11,085	—
Distributions in excess of net investment income	—	—	—
Accumulated net realized gains (losses) on investments	(103,428)	150,938	9,906
Net unrealized appreciation (depreciation) in value of investments	12,618	925,958	(4,420)
Net Assets at value	$70,868	$4,171,620	$110,411
Net Assets
Investor Class	$58,090	$2,267,603	$—
Trust Class	$8,522	$1,171,484	$110,411
Advisor Class	$4,256	$598,987	$—
Institutional Class	$—	$133,546	$—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	3,034	70,650	—
Trust Class	405	47,335	7,769
Advisor Class	302	27,928	—
Institutional Class	—	4,137	—
Net Asset Value, offering and redemption price per share
Investor Class	$19.15	$32.10	$—
Trust Class	$21.05	$24.75	$14.21
Advisor Class	$14.08	$21.45	$—
Institutional Class	$—	$32.28	$—
†Securities on loan, at market value:
Unaffiliated issuers	$3,948	$381,260	$15,689
*Cost of Investments:
Unaffiliated issuers	$56,416	$3,184,833	$112,388
Affiliated issuers	5,869	433,980	18,329
Total cost of investments	$62,285	$3,618,813	$130,717
Total cost of foreign currency	$—	$311	$—

See Notes to Financial Statements 92

	Regency Fund	Socially Responsive Fund
	August 31, 2007	August 31, 2007
Assets
Investments in securities, at market value*† (Notes A & F)— see Schedule of Investments:
Unaffiliated issuers	$149,882	$1,142,158
Affiliated issuers	13,932	—
	163,814	1,142,158
Cash	—	1
Foreign currency	—	1
Dividends and interest receivable	220	2,938
Receivable for securities sold	632	—
Receivable for Fund shares sold	119	5,568
Receivable from administrator—net (Note B)	—	—
Receivable for securities lending income (Note A)	98	7
Prepaid expenses and other assets	2	12
Total Assets	164,885	1,150,685
Liabilities
Due to custodian	158	—
Payable for collateral on securities loaned (Note A)	7,535	—
Payable for securities purchased	1,356	6,847
Payable for Fund shares redeemed	95	1,245
Payable to investment manager—net (Notes A & B)	71	487
Payable to administrator—net (Note B)	42	322
Payable for securities lending fees (Note A)	94	1
Accrued expenses and other payables	83	132
Total Liabilities	9,434	9,034
Net Assets at value	$155,451	$1,141,651
Net Assets consist of:
Paid-in capital	$119,233	$928,984
Undistributed net investment income (loss)	715	4,789
Distributions in excess of net investment income	—	—
Accumulated net realized gains (losses) on investments	12,889	24,180
Net unrealized appreciation (depreciation) in value of investments	22,614	183,698
Net Assets at value	$155,451	$1,141,651
Net Assets
Investor Class	$99,860	$786,176
Trust Class	$55,591	$355,475
Advisor Class	$—	$—
Institutional Class	$—	$—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	5,355	28,905
Trust Class	3,418	18,898
Advisor Class	—	—
Institutional Class	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$18.65	$27.20
Trust Class	$16.26	$18.81
Advisor Class	$—	$—
Institutional Class	$—	$—
†Securities on loan, at market value:
Unaffiliated issuers	$7,261	$—
*Cost of Investments:
Unaffiliated issuers	$127,268	$958,461
Affiliated issuers	13,932	—
Total cost of investments	$141,200	$958,461
Total cost of foreign currency	$—	$1

Statements of Operations

Neuberger Berman Equity Funds
(000's omitted)

	ALL CAP GROWTH FUND	CENTURY FUND	FASCIANO FUND	FOCUS FUND	GENESIS FUND
	Period from September 5, 2006 (Commencement of Operations) to	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	August 31, 2007	August 31, 2007	August 31, 2007	August 31, 2007	August 31, 2007
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$30	$153	$3,569	$14,140	$32,960
Dividend income—affiliated issuers (Note F)	—	—	—	—	166,638
Interest income—unaffiliated issuers	1	—	9	5	629
Income from securities loaned—net (Note F)	—	1	96	216	—
Income from investments in affiliated issuers (Note F)	18	3	666	1,990	27,500
Foreign taxes withheld	—	—	(19)	(611)	(317)
Total income	$49	$157	$4,321	$15,740	$227,410
Expenses:
Investment management fees (Notes A & B)	36	58	4,089	6,074	70,747
Administration fees (Note B)	4	6	289	727	6,415
Administration fees (Note B):
Investor Class	—	21	406	2,166	3,842
Trust Class	22	—	—	343	18,194
Advisor Class	—	—	100	92	1,923
Institutional Class	—	—	—	—	2,569
Distribution fees (Note B):
Trust Class	7	—	—	101	—
Advisor Class	—	—	73	67	1,414
Shareholder servicing agent fees:
Investor Class	—	39	812	621	1,311
Trust Class	7	—	—	24	44
Advisor Class	—	—	27	22	28
Institutional Class	—	—	—	—	22
Organization expense (Note A)	39	—	—	—	—
Audit fees	20	17	54	54	54
Custodian fees (Note B)	9	21	171	272	1,678
Insurance expense	—	—	19	34	441
Legal fees	26	38	42	36	57
Registration and filing fees	25	23	73	70	233
Reimbursement of expenses previously assumed by administrator (Note B)	—	—	—	—	—
Shareholder reports	18	8	123	157	1,596
Trustees' fees and expenses	27	24	25	25	34
Interest expense (Note E)	—	—	—	—	—
Miscellaneous	—	3	42	68	330
Total expenses	240	258	6,345	10,953	110,932
Expenses reimbursed by administrator (Note B)	(168)	(99)	(58)	—	—
Investment management fees waived (Note A)	—	—	(11)	(31)	(430)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(1)	—	(27)	(128)	(648)
Total net expenses	71	159	6,249	10,794	109,854
Net investment income (loss)	$(22)	$(2)	$(1,928)	$4,946	$117,556
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	322	846	32,019	200,487	1,147,517
Sales of investment securities of affiliated issuers	—	—	—	—	564,108
Foreign currency	—	—	—	(5)	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	1,150	581	24,308	(66,783)	(287,171)
Affiliated investment securities	—	—	—	(12,369)	160,619
Foreign currency	—	—	—	—	—
Net gain (loss) on investments	1,472	1,427	56,327	121,330	1,585,073
Net increase (decrease) in net assets resulting from operations	$1,450	$1,425	$54,399	$126,276	$1,702,629

See Notes to Financial Statements 94

	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND	MANHATTAN FUND
	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended	For the Year Ended
	August 31, 2007	August 31, 2007	August 31, 2007	August 31, 2007	August 31, 2007
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$23,397	$36,273	$13,071	$2,526	$2,366
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	12	106	30	38	—
Income from securities loaned—net (Note F)	201	1,053	385	—	121
Income from investments in affiliated issuers (Note F)	1,760	2,015	1,266	223	405
Foreign taxes withheld	(279)	(2,774)	(967)	(207)	(8)
Total income	$25,091	$36,673	$13,785	$2,580	$2,884
Expenses:
Investment management fees (Notes A & B)	7,865	12,721	5,053	530	2,264
Administration fees (Note B)	969	970	365	58	252
Administration fees (Note B):
Investor Class	2,936	1,518	—	—	807
Trust Class	497	2,916	—	94	28
Advisor Class	4	—	—	—	3
Institutional Class	—	—	547	62	6
Distribution fees (Note B):
Trust Class	146	—	—	27	—
Advisor Class	3	—	—	—	2
Shareholder servicing agent fees:
Investor Class	1,113	539	—	—	488
Trust Class	24	199	—	7	22
Advisor Class	21	—	—	—	21
Institutional Class	—	—	42	1	16
Organization expense (Note A)	—	—	—	—	—
Audit fees	54	56	59	41	17
Custodian fees (Note B)	348	1,190	458	135	171
Insurance expense	54	67	15	2	13
Legal fees	51	42	36	64	49
Registration and filing fees	74	196	92	19	93
Reimbursement of expenses previously assumed by administrator (Note B)	—	—	—	—	—
Shareholder reports	181	405	70	26	51
Trustees' fees and expenses	26	26	25	25	25
Interest expense (Note E)	—	—	3	—	—
Miscellaneous	83	148	58	7	25
Total expenses	14,449	20,993	6,823	1,098	4,353
Expenses reimbursed by administrator (Note B)	(17)	—	(1,739)	(129)	(38)
Investment management fees waived (Note A)	(28)	(32)	(20)	(4)	(6)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(92)	(224)	(38)	(10)	(29)
Total net expenses	14,312	20,737	5,026	955	4,280
Net investment income (loss)	$10,779	$15,936	$8,759	$1,625	$(1,396)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	150,180	177,482	74,905	3,184	49,317
Sales of investment securities of affiliated issuers	—	—	—	—	—
Foreign currency	10	(1,043)	(491)	(28)	3
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	58,237	62,587	24,649	5,774	55,197
Affiliated investment securities	—	—	—	—	(1)
Foreign currency	6	(8)	3	4	—
Net gain (loss) on investments	208,433	239,018	99,066	8,934	104,516
Net increase (decrease) in net assets resulting from operations	$219,212	$254,954	$107,825	$10,559	$103,120

Statements of Operations (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	MILLENNIUM FUND	PARTNERS FUND	REAL ESTATE FUND
	For the Year Ended August 31, 2007	For the Year Ended August 31, 2007	For the Year Ended August 31, 2007
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$93	$49,055	$2,223
Dividend income—affiliated issuers (Note F)	—	—	—
Interest income—unaffiliated issuers	—	109	—
Income from securities loaned—net (Note F)	23	1,283	10
Income from investments in affiliated issuers (Note F)	38	2,257	216
Foreign taxes withheld	—	(608)	(21)
Total income	$154	$52,096	$2,428
Expenses:
Investment management fees (Notes A & B)	484	18,696	1,005
Administration fees (Note B)	34	2,505	72
Administration fees (Note B):
Investor Class	100	4,549	—
Trust Class	14	3,696	406
Advisor Class	10	2,296	—
Institutional Class	—	123	—
Distribution fees (Note B):
Trust Class	4	1,087	119
Advisor Class	7	1,688	—
Shareholder servicing agent fees:
Investor Class	108	1,249	—
Trust Class	21	34	41
Advisor Class	19	30	—
Institutional Class	—	10	—
Organization expense (Note A)	—	—	—
Audit fees	17	58	56
Custodian fees (Note B)	67	800	70
Insurance expense	2	150	3
Legal fees	48	45	39
Registration and filing fees	76	269	34
Reimbursement of expenses previously assumed by administrator (Note B)	—	10	—
Shareholder reports	20	418	46
Trustees' fees and expenses	24	28	24
Interest expense (Note E)	—	—	—
Miscellaneous	7	171	7
Total expenses	1,062	37,912	1,922
Expenses reimbursed by administrator (Note B)	(305)	—	(735)
Investment management fees waived (Note A)	(1)	(35)	(4)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(16)	(282)	(21)
Total net expenses	740	37,595	1,162
Net investment income (loss)	$(586)	$14,501	$1,266
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	9,699	154,567	12,933
Sales of investment securities of affiliated issuers	—	—	—
Foreign currency	—	154	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	4,065	363,728	(18,412)
Affiliated investment securities	—	—	—
Foreign currency	—	(49)	—
Net gain (loss) on investments	13,764	518,400	(5,479)
Net increase (decrease) in net assets resulting from operations	$13,178	$532,901	$(4,213)

See Notes to Financial Statements 96

	REGENCY FUND	SOCIALLY RESPONSIVE FUND
	For the Year Ended August 31, 2007	For the Year Ended August 31, 2007
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,771	$12,879
Dividend income—affiliated issuers (Note F)	—	—
Interest income—unaffiliated issuers	—	1,676
Income from securities loaned—net (Note F)	75	74
Income from investments in affiliated issuers (Note F)	157	—
Foreign taxes withheld	(16)	(221)
Total income	$2,987	$14,408
Expenses:
Investment management fees (Notes A & B)	925	4,770
Administration fees (Note B)	101	555
Administration fees (Note B):
Investor Class	209	1,226
Trust Class	216	1,061
Advisor Class	—	—
Institutional Class	—	—
Distribution fees (Note B):
Trust Class	64	312
Advisor Class	—	—
Shareholder servicing agent fees:
Investor Class	82	412
Trust Class	47	54
Advisor Class	—	—
Institutional Class	—	—
Organization expense (Note A)	—	—
Audit fees	17	17
Custodian fees (Note B)	141	238
Insurance expense	8	29
Legal fees	37	44
Registration and filing fees	58	128
Reimbursement of expenses previously assumed by administrator (Note B)	—	—
Shareholder reports	40	78
Trustees' fees and expenses	24	25
Interest expense (Note E)	—	—
Miscellaneous	14	43
Total expenses	1,983	8,992
Expenses reimbursed by administrator (Note B)	(46)	—
Investment management fees waived (Note A)	(2)	—
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(24)	(53)
Total net expenses	1,911	8,939
Net investment income (loss)	$1,076	$5,469
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	14,235	29,314
Sales of investment securities of affiliated issuers	—	—
Foreign currency	—	23
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	6,979	77,039
Affiliated investment securities	—	—
Foreign currency	—	(25)
Net gain (loss) on investments	21,214	106,351
Net increase (decrease) in net assets resulting from operations	$22,290	$111,820

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	ALL CAP GROWTH FUND	CENTURY FUND		FASCIANO FUND
	Period from September 5, 2006 (Commencement of Operations) to August 31, 2007	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(22)	$(2)	$(29)	$(1,928)	$(1,651)
Net realized gain (loss) on investments	322	846	998	32,019	32,017
Change in net unrealized appreciation (depreciation) of investments	1,150	581	(428)	24,308	(34,467)
Net increase (decrease) in net assets resulting from operations	1,450	1,425	541	54,399	(4,101)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(10)	—	—
Trust Class	(30)	—	—	—	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	(24,503)	(19,063)
Trust Class	—	—	—	—	—
Advisor Class	—	—	—	(1,565)	(1,148)
Institutional Class	—	—	—	—	—
Total distributions to shareholders	(30)	—	(10)	(26,068)	(20,211)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	777	986	60,395	123,938
Trust Class	7,304	—	—	—	—
Advisor Class	—	—	—	8,229	15,976
Institutional Class	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	10	23,351	18,288
Trust Class	30	—	—	—	—
Advisor Class	—	—	—	1,376	936
Institutional Class	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	(2,587)	(2,384)	(188,486)	(155,513)
Trust Class	(218)	—	—	—	—
Advisor Class	—	—	—	(21,047)	(12,607)
Institutional Class	—	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—	—
Trust Class	—	—	—	—	—
Advisor Class	—	—	—	—	—
Institutional Class	—	—	—	—	—
Net increase (decrease) from Fund share transactions	7,116	(1,810)	(1,388)	(116,182)	(8,982)
Net Increase (Decrease) in Net Assets	8,536	(385)	(857)	(87,851)	(33,294)
Net Assets:
Beginning of year	—	10,358	11,215	517,974	551,268
End of year	$8,536	$9,973	$10,358	$430,123	$517,974
Undistributed net investment income (loss) at end of year	$—	$—	$—	$—	$—
Distributions in excess of net investment income at end of year	$(31)	$—	$—	$—	$—

See Notes to Financial Statements 98

	FOCUS FUND		GENESIS FUND
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,946	$4,365	$117,556	$(20,095)
Net realized gain (loss) on investments	200,482	293,362	1,711,625	728,742
Change in net unrealized appreciation (depreciation) of investments	(79,152)	(211,191)	(126,552)	(182,686)
Net increase (decrease) in net assets resulting from operations	126,276	86,536	1,702,629	525,961
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(4,668)	(7,182)	(23,854)	—
Trust Class	(176)	(908)	(64,092)	—
Advisor Class	—	—	(3,325)	—
Institutional Class	—	—	(40,634)	—
Net realized gain on investments:
Investor Class	(149,441)	(151,927)	(136,962)	(42,234)
Trust Class	(15,150)	(20,727)	(407,232)	(149,678)
Advisor Class	(3,844)	(4,380)	(41,442)	(15,383)
Institutional Class	—	—	(189,815)	(44,310)
Total distributions to shareholders	(173,279)	(185,124)	(907,356)	(251,605)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	20,375	41,544	236,595	324,066
Trust Class	12,060	27,283	640,495	1,497,975
Advisor Class	4,211	9,005	126,695	204,942
Institutional Class	—	—	916,730	1,125,031
Proceeds from reinvestment of dividends and distributions:
Investor Class	136,004	139,895	152,962	39,720
Trust Class	15,159	21,474	458,765	146,095
Advisor Class	3,794	4,321	43,252	15,068
Institutional Class	—	—	225,523	43,379
Payments for shares redeemed:
Investor Class	(188,962)	(190,577)	(440,356)	(332,430)
Trust Class	(63,698)	(112,163)	(2,468,691)	(2,174,412)
Advisor Class	(11,793)	(18,194)	(283,532)	(277,450)
Institutional Class	—	—	(681,363)	(392,380)
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Net increase (decrease) from Fund share transactions	(72,850)	(77,412)	(1,072,925)	219,604
Net Increase (Decrease) in Net Assets	(119,853)	(176,000)	(277,652)	493,960
Net Assets:
Beginning of year	1,234,045	1,410,045	11,115,068	10,621,108
End of year	$1,114,192	$1,234,045	$10,837,416	$11,115,068
Undistributed net investment income (loss) at end of year	$4,460	$4,363	$4,140	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GUARDIAN FUND		INTERNATIONAL FUND		INTERNATIONAL INSTITUTIONAL FUND
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$10,779	$7,199	$15,936	$16,720	$8,759	$5,797
Net realized gain (loss) on investments	150,190	170,381	176,439	129,058	74,414	11,876
Change in net unrealized appreciation (depreciation) of investments	58,243	(69,578)	62,579	60,580	24,652	27,028
Net increase (decrease) in net assets resulting from operations	219,212	108,002	254,954	206,358	107,825	44,701
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(5,090)	(9,488)	(8,286)	(3,846)	—	—
Trust Class	(394)	(913)	(7,025)	(1,296)	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	(7,370)	(364)
Net realized gain on investments:
Investor Class	(95,843)	—	(67,008)	(22,582)	—	—
Trust Class	(10,901)	—	(74,272)	(13,284)	—	—
Advisor Class	(90)	—	—	—	—	—
Institutional Class	—	—	—	—	(12,486)	(618)
Total distributions to shareholders	(112,318)	(10,401)	(156,591)	(41,008)	(19,856)	(982)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	60,665	85,074	69,498	645,135	—	—
Trust Class	19,481	30,627	170,007	751,747	—	—
Advisor Class	237	970	—	—	—	—
Institutional Class	—	—	—	—	75,805	570,726
Proceeds from reinvestment of dividends and distributions:
Investor Class	94,427	8,786	65,531	24,086	—	—
Trust Class	11,152	902	71,436	11,417	—	—
Advisor Class	83	—	—	—	—	—
Institutional Class	—	—	—	—	18,835	956
Payments for shares redeemed:
Investor Class	(227,238)	(179,975)	(411,039)	(300,797)	—	—
Trust Class	(78,412)	(60,775)	(341,269)	(193,754)	—	—
Advisor Class	(524)	(328)	—	—	—	—
Institutional Class	—	—	—	—	(235,923)	(30,035)
Redemption fees retained:
Investor Class	—	—	69	222	—	—
Trust Class	—	—	77	173	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	7
Net increase (decrease) from Fund share transactions	(120,129)	(114,719)	(375,690)	938,229	(141,283)	541,654
Net Increase (Decrease) in Net Assets	(13,235)	(17,118)	(277,327)	1,103,579	(53,314)	585,373
Net Assets:
Beginning of year	1,578,701	1,595,819	1,792,264	688,685	627,588	42,215
End of year	$1,565,466	$1,578,701	$1,514,937	$1,792,264	$574,274	$627,588
Undistributed net investment income (loss) at end of year	$7,041	$1,976	$26,304	$12,481	$11,912	$4,627
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements 100

	INTERNATIONAL LARGE CAP FUND		MANHATTAN FUND
	Year Ended August 31, 2007	Period from August 1, 2006 (Commencement of Operations) to August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,625	$6	$(1,396)	$(1,362)
Net realized gain (loss) on investments	3,156	11	49,320	36,120
Change in net unrealized appreciation (depreciation) of investments	5,778	89	55,196	(2,110)
Net increase (decrease) in net assets resulting from operations	10,559	106	103,120	32,648
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	(69)	—	—	—
Advisor Class	—	—	—	—
Institutional Class	(202)	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	(8)	—	—	—
Advisor Class	—	—	—	—
Institutional Class	(18)	—	—	—
Total distributions to shareholders	(297)	—	—	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	38,929	22,003
Trust Class	50,775	6,128	8,257	3,097
Advisor Class	—	—	805	940
Institutional Class	104,098	—	19,241	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	73	—	—	—
Advisor Class	—	—	—	—
Institutional Class	76	—	—	—
Payments for shares redeemed:
Investor Class	—	—	(49,444)	(39,487)
Trust Class	(5,435)	—	(3,229)	(4,667)
Advisor Class	—	—	(353)	(1,370)
Institutional Class	(854)	—	(2,155)	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	5	—	—	—
Advisor Class	—	—	—	—
Institutional Class	11	—	—	—
Net increase (decrease) from Fund share transactions	148,749	6,128	12,051	(19,484)
Net Increase (Decrease) in Net Assets	159,011	6,234	115,171	13,164
Net Assets:
Beginning of year	6,234	—	364,115	350,951
End of year	$165,245	$6,234	$479,286	$364,115
Undistributed net investment income (loss) at end of year	$1,341	$2	$—	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	MILLENNIUM FUND		PARTNERS FUND		REAL ESTATE FUND
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(586)	$(666)	$14,501	$24,759	$1,266	$825
Net realized gain (loss) on investments	9,699	5,700	154,721	137,462	12,933	7,425
Change in net unrealized appreciation (depreciation) of investments	4,065	(2,162)	363,679	(17,439)	(18,412)	7,280
Net increase (decrease) in net assets resulting from operations	13,178	2,872	532,901	144,782	(4,213)	15,530
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(13,851)	(18,699)	—	—
Trust Class	—	—	(4,433)	(3,780)	(1,341)	(884)
Advisor Class	—	—	(1,723)	(104)	—	—
Institutional Class	—	—	(327)	—	—	—
Net realized gain on investments:
Investor Class	—	—	(36,645)	(91,158)	—	—
Trust Class	—	—	(16,794)	(30,219)	(9,199)	(7,683)
Advisor Class	—	—	(10,866)	(7,184)	—	—
Institutional Class	—	—	(2,296)	—	—	—
Total distributions to shareholders	—	—	(86,935)	(151,144)	(10,540)	(8,567)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	12,729	18,706	209,569	671,050	—	—
Trust Class	6,784	2,919	338,823	722,239	91,041	45,161
Advisor Class	2,195	1,556	168,716	618,254	—	—
Institutional Class	—	—	10,371	129,720	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	48,176	105,591	—	—
Trust Class	—	—	19,684	33,464	9,892	7,436
Advisor Class	—	—	11,469	5,950	—	—
Institutional Class	—	—	2,390	—	—	—
Payments for shares redeemed:
Investor Class	(13,346)	(19,440)	(340,252)	(499,993)	—	—
Trust Class	(1,531)	(3,433)	(270,784)	(316,714)	(62,507)	(19,629)
Advisor Class	(704)	(372)	(259,332)	(95,087)	—	—
Institutional Class	—	—	(25,850)	(750)	—	—
Redemption fees retained:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	24	20
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	6,127	(64)	(87,020)	1,373,724	38,450	32,988
Net Increase (Decrease) in Net Assets	19,305	2,808	358,946	1,367,362	23,697	39,951
Net Assets:
Beginning of year	51,563	48,755	3,812,674	2,445,312	86,714	46,763
End of year	$70,868	$51,563	$4,171,620	$3,812,674	$110,411	$86,714
Undistributed net investment income (loss) at end of year	$—	$—	$11,085	$17,000	$—	$—
Distributions in excess of net investment income at end of year	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements 102

	REGENCY FUND		SOCIALLY RESPONSIVE FUND
	Year Ended August 31, 2007	Year Ended August 31, 2006	Year Ended August 31, 2007	Year Ended August 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,076	$1,142	$5,469	$1,958
Net realized gain (loss) on investments	14,235	352	29,337	9,359
Change in net unrealized appreciation (depreciation) of investments	6,979	1,198	77,014	35,370
Net increase (decrease) in net assets resulting from operations	22,290	2,692	111,820	46,687
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(569)	(374)	(860)	(2,216)
Trust Class	(265)	(56)	(186)	(613)
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Net realized gain on investments:
Investor Class	(508)	(8,166)	(5,153)	(11,034)
Trust Class	(354)	(2,669)	(2,650)	(4,833)
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Total distributions to shareholders	(1,696)	(11,265)	(8,849)	(18,696)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	24,418	46,580	311,617	187,121
Trust Class	27,841	56,754	165,476	123,794
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	996	6,228	5,704	12,761
Trust Class	587	2,622	2,736	5,265
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Payments for shares redeemed:
Investor Class	(49,257)	(43,817)	(85,910)	(61,184)
Trust Class	(45,050)	(28,561)	(87,594)	(39,251)
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Net increase (decrease) from Fund share transactions	(40,465)	39,806	312,029	228,506
Net Increase (Decrease) in Net Assets	(19,871)	31,233	415,000	256,497
Net Assets:
Beginning of year	175,322	144,089	726,651	470,154
End of year	$155,451	$175,322	$1,141,651	$726,651
Undistributed net investment income (loss) at end of year	$715	$682	$4,789	$437
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

Notes to Financial Statements Equity Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated December 14, 2005. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Neuberger Berman All Cap Growth Fund ("All Cap Growth"), Neuberger Berman Century Fund ("Century"), Neuberger Berman Fasciano Fund ("Fasciano"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman International Institutional Fund ("International Institutional"), Neuberger Berman International Large Cap Fund ("International Large Cap"), Neuberger Berman Manhattan Fund ("Manhattan"), Neuberger Berman Millennium Fund ("Millennium"), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Regency Fund ("Regency"), and Neuberger Berman Socially Responsive Fund ("Socially Responsive") (individually a "Fund," collectively, the "Funds") are separate operating series of the Trust, each of which (except Focus and Real Estate) is diversified. Eleven Funds offer Investor Class shares, twelve offer Trust Class shares, seven offer Advisor Class shares, and five offer Institutional Class shares. All Cap Growth had no operations until September 5, 2006, other than matters relating to organization and registration of shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as plaintiffs. The amounts of such proceeds for the year ended August 31, 2007 were $23,515, $578,297, $163,900, $1,471,284, $3,395,159, $322,315, $812,137, $75, and $15,394 for Century, Fasciano, Focus, Genesis, Guardian, Millennium, Partners, Regency, and Socially Responsive, respectively.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of each Fund, except All Cap Growth, to continue to, and the intention of All Cap Growth to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on August 31, 2007, permanent differences resulting primarily from different book and tax accounting for net operating losses, foreign currency gains and losses, non-deductible 12b-1 fees, passive foreign investment companies gains and losses and characterization of distributions from real estate investment trusts were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

The tax character of distributions paid during the years ended August 31, 2007 and August 31, 2006 were as follows:

	Distributions Paid From:
	Ordinary Income			Long-Term Capital Gain			Total
	2007	2006		2007	2006		2007	2006
All Cap Growth(1)	$29,469	$—		$—	$—		$29,469	$—
Century	—	10,659		—	—		—	10,659
Fasciano	—	2,528,190		26,068,488	17,682,780		26,068,488	20,210,970
Focus	13,821,328	8,090,253		159,457,232	177,033,770		173,278,560	185,124,023
Genesis	159,030,006	—		748,326,027	251,604,878		907,356,033	251,604,878
Guardian	8,349,840	10,401,046		103,967,890	—		112,317,730	10,401,046
International	52,042,962	16,849,196		104,547,976	24,158,055		156,590,938	41,007,251
International Institutional	19,263,970	982,212		591,508	—		19,855,478	982,212
International Large Cap	297,843	—	(2)	—	—	(2)	297,843	—	(2)
Manhattan	—	—		—	—		—	—
Millennium	—	—		—	—		—	—
Partners	20,500,390	22,582,520		66,434,502	128,561,388		86,934,892	151,143,908
Real Estate	3,535,068	3,525,924		7,004,227	5,040,867		10,539,295	8,566,791
Regency	834,583	2,466,974		862,064	8,797,490		1,696,647	11,264,464
Socially Responsive	1,092,042	3,273,399		7,757,251	15,422,687		8,849,293	18,696,086

(1)  Period from September 5, 2006 (Commencement of Operations) to August 31, 2007.

(2)  Period from August 1, 2006 (Commencement of Operations) to August 31, 2006.

As of August 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
All Cap Growth	$303,750	$—	$1,149,600	$—	$1,453,350
Century	—	—	1,609,484	(33,436,567)	(31,827,083)
Fasciano	—	32,110,995	110,495,847	—	142,606,842
Focus	6,771,527	170,279,576	261,951,556	—	439,002,659
Genesis	53,407,686	1,549,024,579	3,609,194,189	—	5,211,626,454
Guardian	12,228,789	126,060,408	433,316,624	—	571,605,821
International	71,184,899	107,242,282	219,868,598	—	398,295,779
International Institutional	36,575,337	46,931,862	51,421,718	—	134,928,917
International Large Cap	4,843,016	—	5,611,407	—	10,454,423
Manhattan	—	—	161,461,556	(288,449,464)	(126,987,908)
Millennium	—	—	12,618,242	(103,428,609)	(90,810,367)
Partners	11,084,957	151,461,118	925,435,379	—	1,087,981,454
Real Estate	—	10,354,398	(4,868,327)	—	5,486,071
Regency	902,436	12,800,669	22,514,710	—	36,217,815
Socially Responsive	5,780,261	23,495,635	183,391,036	—	212,666,932

The differences between book and tax basis distributable earnings are primarily due to: wash sales, straddle loss deferral, capital loss carryforwards, real estate investment trust ("REIT") basis adjustments, organization expense, passive foreign investment companies and depletion basis adjustments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined at August 31, 2007, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring in:
	2008	2009	2010	2011	2012	2013
Century(3)	$381,492	$18,886,740	$9,229,871	$4,938,464	$—	$—
Manhattan	—	—	185,753,838	102,695,626	—	—
Millennium	—	—	70,414,603	33,014,006	—	—

(3)  The capital loss carryforwards shown above for Century include $381,492 expiring in 2008 and $17,304,656 expiring in 2009, which were acquired on August 2, 2002 in the merger with Neuberger Berman Technology Fund ("Technology"). The use of these losses to offset future gains may be limited in a given year.

6  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in December and are recorded on the ex-date. Real Estate generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. It is the policy of Real Estate to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Real Estate are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to Real Estate until the following calendar year. At August 31, 2007, Real

Estate estimated these amounts within the financial statements since the information is not available from the REITs until after Real Estate's fiscal year-end. For the year ended August 31, 2007, the character of distributions paid to shareholders is disclosed within the Statements of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to Real Estate together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of Real Estate's distributions during the current fiscal year will be considered tax return of capital but the actual amount of the tax return of capital, if any, is not determinable until after Real Estate's fiscal year-end. After calendar year-end, when Real Estate learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed Real Estate of the actual breakdown of distributions paid to Real Estate during its fiscal year, estimates previously recorded are adjusted on the books of Real Estate to reflect actual results. As a result, the composition of Real Estate's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Real Estate shareholders on IRS Form 1099DIV.

8  Organization expenses: Costs incurred by All Cap Growth in connection with its organization, which amounted to $38,675, have been expensed as incurred.

9  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributed to a series of the Trust are allocated among the series, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

10  Call options: Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. A Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

During the year ended August 31, 2007, the Funds did not write any covered call options.

11  Financial futures contracts: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. Century, International, International Institutional, International Large Cap, Millennium, Real Estate, and Socially Responsive may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. International, International Institutional, and International Large Cap may also buy currency futures contracts for non-hedging purposes. At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at th e official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

During the year ended August 31, 2007, the Funds did not enter into any financial futures contracts. At August 31, 2007, there were no open positions.

12  Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. International, International Institutional, and International Large Cap may also enter into such contracts to increase or decrease their exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of such contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund until the contractual settlement date. The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

13  Security lending: Since 2005, a third party, eSecLending, has assisted Century, Fasciano, Focus, Guardian, International, International Institutional, Manhattan, Millennium, Partners, Real Estate, Regency and Socially Responsive in conducting a bidding process to attempt to identify agents/principals that would pay a guaranteed amount to each Fund in consideration of that Fund entering into an exclusive securities lending arrangement.

eSecLending currently serves as exclusive lending agent for Focus, International, International Institutional and Regency.

Neuberger Berman, LLC ("Neuberger"), an affiliate of each Fund, currently serves as exclusive lending agent for Century, Fasciano, Guardian, Manhattan, Millennium, Partners, Real Estate and Socially Responsive. Neuberger formerly served as exclusive lending agent for Focus from September 13, 2005 to September 12, 2006. Each Fund selected Neuberger through the bidding process and in accordance with an Exemptive Order issued by the Securities and Exchange Commission.

Under the agreements entered into between each Fund and its exclusive lending agent, its exclusive lending agent pays a guaranteed amount to each Fund.

Under the securities lending arrangements each Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Each Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

Net income from the applicable lending program represents the guaranteed amount, if applicable, plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the year ended August 31, 2007, the approximate amount of net income received by each fund under the securities lending arrangements, which is reflected in the Statements of Operations under the caption "Income from securities loaned-net"; the approximate amount of income earned on cash collateral and guaranteed amounts; and the approximate amount of fees and expenses paid on securities loaned are as follows:

	Net Income	Amount Earned on Cash Collateral and Guaranteed Amounts*	Fees and Expenses Paid**
Century	$909	$1,637	$728
Fasciano	96,144	5,818,171	5,722,027
Focus	216,332	2,267,248	2,050,916
Guardian	200,784	2,554,983	2,354,199
International	1,052,655	12,175,599	11,122,944
International Institutional	385,228	4,596,191	4,210,963
Manhattan	120,666	3,677,805	3,557,139
Millennium	22,689	253,825	231,136
Partners	1,282,662	30,784,808	29,502,146
Real Estate	10,454	707,004	696,550
Regency	74,999	1,441,026	1,366,027
Socially Responsive	73,554	1,137,991	1,064,437

*  The amount of income earned on cash collateral and guaranteed amounts includes the following approximate amounts of interest income earned from the Quality Fund and guaranteed amounts received from Neuberger:

	Interest Income Earned From the Quality Fund	Guaranteed Amounts Received From Neuberger
Century	$663	$974
Fasciano	5,712,239	105,932
Focus	1,871,624	10,126
Guardian	2,338,167	216,816
International	10,857,842	—
International Institutional	4,114,422	—
Manhattan	3,543,293	120,301
Millennium	228,851	22,256
Partners	29,381,323	1,403,485
Real Estate	695,989	11,015
Regency	1,344,825	—
Socially Responsive	1,057,504	80,487

**  "Fees and Expenses Paid" includes the following approximate amounts retained by Neuberger:

Retained by Neuberger
Century	$—
Fasciano	196,528
Focus	—
Guardian	—
International	—
International Institutional	—
Manhattan	—
Millennium	—
Partners	1,278,298
Real Estate	19,809
Regency	—
Socially Responsive	—

14  Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

15  Redemption of fund shares: Each class of International, International Institutional, International Large Cap, and Real Estate charges a redemption fee of 2%, 2%, 2%, and 1%, respectively, on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. All redemption fees are paid to and recorded by each Fund as Paid-in capital. For the year ended August 31, 2007, International, International Institutional, International Large Cap, and Real Estate received $145,823, $386, $16,171 and $23,853, respectively, in redemption fees.

16  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in a money market fund managed by Management or an affiliate. The Funds invest in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Funds invest in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended August 31, 2007, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the year ended August 31, 2 007, income earned under this Arrangement is reflected in the Statements of Operations under the caption "Income from investments in affiliated issuers." For the year ended August 31, 2007, management fees waived and income earned under this Arrangement were as follows:

(000's omitted)	Management Fees Waived	Income Earned
All Cap Growth(1)	$—	$18
Century	—	3
Fasciano	11	666
Focus	31	1,990
Genesis	430	27,500
Guardian	28	1,760
International	32	2,015
International Institutional	20	1,266
International Large Cap	4	223
Manhattan	6	405
Millennium	1	38
Partners	35	2,257
Real Estate	4	216
Regency	2	157
Socially Responsive	—	—

(1)  Period from September 5, 2006 (Commencement of Operations) to August 31, 2007.

17  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

18  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
All Cap Growth	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
Century	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
Fasciano	0.85%	0.85%	0.825%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%
Focus	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
Genesis	0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
Guardian	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
International	0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
International Institutional	0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
International Large Cap	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
Manhattan	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
Millennium	0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
Partners	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
Real Estate(1)	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Regency	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
Socially Responsive	0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%

(1)  Prior to July 1, 2007, Investment Management Fee as a percentage of average daily net assets was 0.85%.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this Agreement. In addition, each Fund's Investor Class (except Fasciano) pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, and the Investor Class of Fasciano and each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

For the Trust Class of All Cap Growth, Focus, Guardian, International Large Cap, Millennium, Partners, Real Estate, Regency and Socially Responsive, and the Advisor Class of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The

Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class' and 0.25% of such Advisor Class' average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Management has contractually undertaken to reimburse operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

Class	Contractual Expense Limitation(1)		Expiration	Contractual Reimbursement from Management for the Year Ended August 31, 2007
All Cap Growth Trust Class	1.10%		8/31/10	$167,603	(4)
Century Fund Investor Class	1.50%		8/31/17	98,946
Fasciano Fund Advisor Class	1.90	%(2)	8/31/17	—
Focus Fund Trust Class	1.50%		8/31/10	—
Focus Fund Advisor Class	1.50%		8/31/17	—
Genesis Fund Trust Class	1.50%		8/31/10	—
Genesis Fund Advisor Class	1.50%		8/31/17	—
Genesis Fund Institutional Class	0.85%		8/31/17	—
Guardian Fund Trust Class	1.50%		8/31/10	—
Guardian Fund Advisor Class	1.50%		8/31/17	16,816
International Fund Investor Class	1.40%		8/31/10	—
International Fund Trust Class	1.50	%(3)	8/31/17	—
International Institutional Fund Institutional Class	0.85	%(2)	8/31/17	1,588,898
International Large Cap Trust Class	1.25%		8/31/10	63,756
International Large Cap Institutional Class	0.90%		8/31/10	64,891	(6)
Manhattan Fund Trust Class	1.50%		8/31/10	—
Manhattan Fund Advisor Class	1.50%		8/31/17	18,886
Manhattan Fund Institutional Class	0.75%		8/31/10	18,664	(5)
Millennium Fund Investor Class	1.30%		8/31/17	242,097
Millennium Fund Trust Class	1.40%		8/31/17	34,251
Millennium Fund Advisor Class	1.60%		8/31/17	28,271
Partners Fund Trust Class	1.50%		8/31/10	—
Partners Fund Advisor Class	1.50%		8/31/17	—
Partners Fund Institutional Class	0.70%		8/31/10	—
Real Estate Fund Trust Class	1.50	%(2)	8/31/17	126,728
Regency Fund Investor Class	1.50%		8/31/17	—
Regency Fund Trust Class	1.25%		8/31/17	45,898
Socially Responsive Fund Trust Class	1.50%		8/31/10	—

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  In addition, Management has voluntarily undertaken to reimburse the Advisor Class of Fasciano, the Trust Class of Real Estate and, effective March 1, 2007, the Institutional Class of International Institutional, so that their Operating Expenses are limited to 1.50%, 0.99% and 0.80%, respectively, per annum of their average daily net assets. For the year ended August 31, 2007, voluntary reimbursements for the Advisor Class of Fasciano, the Institutional Class of International Institutional and the Trust Class of Real Estate amounted to $58,046, $149,699 and $608,584, respectively. This undertaking, which is terminable by Management upon notice to Fasciano, International Institutional and Real Estate, is in addition to the contractual undertaking as stated above.

(3)  Expense limitation was 1.50% until August 31, 2007, and 2.00% thereafter until August 31, 2017.

(4)  Period from September 5, 2006 (Commencement of Operations) to August 31, 2007.

(5)  Period from April 19, 2007 (Commencement of Operations) to August 31, 2007.

(6)  Period from October 6, 2006 (Commencement of Operations) to August 31, 2007.

The Investor Classes of Century, International, Millennium, and Regency and the Trust Class, Advisor Class, and Institutional Class of each Fund have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the year ended August 31, 2007, the Institutional Class of Partners reimbursed Management $10,130, under this agreement. At August 31, 2007, contingent liabilities to Management under the agreement were as follows:

	Expiring in:
	2008	2009	2010	Total
All Cap Growth Trust Class	$—	$—	$167,603	$167,603
Century Fund Investor Class	107,921	109,822	98,946	316,689
Fasciano Fund Advisor Class	39,311	—	—	39,311
Guardian Fund Advisor Class	7,001	16,546	16,816	40,363
International Institutional Fund Institutional Class	142,722	1,114,659	1,588,898	2,846,279
International Large Cap Trust Class	—	165,601	63,756	229,357
International Large Cap Institutional Class	—	—	64,891	64,891
Manhattan Fund Advisor Class	17,098	17,364	18,886	53,348
Manhattan Fund Institutional Class	—	—	18,664	18,664
Millennium Fund Investor Class	86,111	141,506	242,097	469,714
Millennium Fund Trust Class	22,476	27,860	34,251	84,587
Millennium Fund Advisor Class	19,812	25,052	28,271	73,135
Real Estate Fund Trust Class	161,095	246,578	126,728	534,401
Regency Fund Trust Class	4,161	38,694	45,898	88,753

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Funds, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

Each class of shares also has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from certain classes under that class' Plan, as described above.

The Funds have entered into a commission recapture program, which enables each Fund to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Funds. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended August 31, 2007, the impact of this arrangement on the Funds was a reduction of expenses as follows:

All Cap Growth(1)	$1,022
Century	392
Fasciano	26,789
Focus	122,665
Genesis	569,594
Guardian	69,834
International	221,635
International Institutional	36,152
International Large Cap	10,017
Manhattan	27,536
Millennium	14,869
Partners	251,283
Real Estate	19,871
Regency	22,863
Socially Responsive	42,011

(1)  Period from September 5, 2006 (Commencement of Operations) to August 31, 2007.

Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended August 31, 2007, the impact of this arrangement was a reduction of expenses of $150, $6, $428, $4,885, $78,895, $22,077, $2,812, $2,139, $325, $1,730, $947, $31,198, $1,048, $857, and $10,611 for All Cap Growth, Century, Fasciano, Focus, Genesis, Guardian, International, International Institutional, International Large Cap, Manhattan, Millennium, Partners, Real Estate, Regency, and Socially Responsive, respectively.

Note C—Securities Transactions:

During the year ended August 31, 2007, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:

(000's omitted)	Purchases	Sales
All Cap Growth(1)	$13,415	$6,853
Century	4,836	6,653
Fasciano	82,296	209,883
Focus	618,248	813,683
Genesis	2,553,089	4,324,542
Guardian	316,862	517,204
International	654,019	1,162,320
International Institutional	336,556	422,946
International Large Cap	159,575	20,510
Manhattan	203,623	199,293
Millennium	90,592	86,208
Partners	1,938,685	2,023,047
Real Estate	145,417	113,101
Regency	132,594	176,774
Socially Responsive	427,959	144,627

(1)  Period from September 5, 2006 (Commencement of Operations) to August 31, 2007.

During the year ended August 31, 2007, there were brokerage commissions on securities transactions paid to Neuberger, Lehman Brothers Inc. and other brokers as follows:

(000's omitted)	Neuberger	Lehman Brothers Inc.	Other Brokers	Total
All Cap Growth(1)	$—	$3	$18	$21
Century	1	1	10	12
Fasciano	—	54	323	377
Focus	—	233	1,345	1,578
Genesis	—	1,133	6,856	7,989
Guardian	—	134	774	908
International	—	123	2,327	2,450
International Institutional	—	56	890	946
International Large Cap	—	24	115	139
Manhattan	—	66	366	432
Millennium	—	31	198	229
Partners	13	641	4,077	4,731
Real Estate	—	45	211	256
Regency	—	46	327	373
Socially Responsive	—	93	529	622

(1)  Period from September 5, 2006 (Commencement of Operations) to August 31, 2007.

Note D—Fund Share Transactions:

Share activity for the years ended August 31, 2007 and August 31, 2006 was as follows:

	For the Year Ended August 31, 2007				For the Year Ended August 31, 2006
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
All Cap Growth:
Trust Class(3)	693	2	(18)	677	—	—	—	—
Century:
Investor Class	109	—	(360)	(251)	151	2	(368)	(215)
Fasciano:
Investor Class	1,386	554	(4,325)	(2,385)	2,840	426	(3,566)	(300)
Advisor Class	717	123	(1,807)	(967)	1,395	82	(1,093)	384
Focus:
Investor Class	609	4,302	(5,712)	(801)	1,171	4,264	(5,427)	8
Trust Class	492	652	(2,620)	(1,476)	1,041	890	(4,372)	(2,441)
Advisor Class	246	234	(694)	(214)	496	256	(1,008)	(256)
Genesis:
Investor Class	6,664	4,531	(12,450)	(1,255)	9,316	1,146	(9,589)	873
Trust Class	12,512	9,498	(48,850)	(26,840)	30,208	2,949	(43,942)	(10,785)
Advisor Class	4,278	1,527	(9,610)	(3,805)	7,054	521	(9,586)	(2,011)
Institutional Class	18,705	4,875	(14,136)	9,444	23,751	913	(8,247)	16,417
Guardian:
Investor Class	3,079	4,975	(11,606)	(3,552)	4,744	487	(9,980)	(4,749)
Trust Class	1,268	747	(5,113)	(3,098)	2,157	63	(4,329)	(2,109)
Advisor Class	14	5	(31)	(12)	61	—	(21)	40

	For the Year Ended August 31, 2007				For the Year Ended August 31, 2006
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
International:
Investor Class	2,792	2,710	(16,638)	(11,136)	28,264	1,125	(13,038)	16,351
Trust Class	6,181	2,691	(12,460)	(3,588)	29,733	487	(7,546)	22,674
International Institutional:
Institutional Class	5,752	1,394	(16,863)	(9,717)	47,976	84	(2,440)	45,620
International Large Cap:
Trust Class	4,294	6	(427)	3,873	612	—	—	612 (1)
Institutional Class(4)	9,229	7	(71)	9,165	—	—	—	—
Manhattan:
Investor Class	3,904	—	(5,207)	(1,303)	2,612	—	(4,879)	(2,267)
Trust Class	531	—	(223)	308	235	—	(373)	(138)
Advisor Class	49	—	(22)	27	74	—	(108)	(34)
Institutional Class(5)	1,920	—	(205)	1,715	—	—	—	—
Millennium:
Investor Class	688	—	(780)	(92)	1,194	—	(1,241)	(47)
Trust Class	333	—	(79)	254	171	—	(195)	(24)
Advisor Class	162	—	(56)	106	134	—	(33)	101
Partners:
Investor Class	6,567	1,538	(10,833)	(2,728)	23,205	3,690	(17,346)	9,549
Trust Class	13,815	814	(11,136)	3,493	32,452	1,514	(14,319)	19,647
Advisor Class	8,088	547	(12,249)	(3,614)	31,725	311	(5,000)	27,036
Institutional Class	323	76	(806)	(407)	4,570	—	(26)	4,544 (2)
Real Estate:
Trust Class	5,602	621	(3,980)	2,243	3,137	570	(1,356)	2,351
Regency:
Investor Class	1,290	54	(2,714)	(1,370)	2,749	375	(2,612)	512
Trust Class	1,679	37	(2,757)	(1,041)	3,848	181	(1,960)	2,069
Socially Responsive:
Investor Class	11,504	220	(3,237)	8,487	8,092	556	(2,637)	6,011
Trust Class	8,971	153	(4,696)	4,428	7,746	331	(2,451)	5,626

(1)  Period from August 1, 2006 (Commencement of Operations) to August 31, 2006.

(2)  Period from June 7, 2006 (Commencement of Operations) to August 31, 2006.

(3)  Period from September 5, 2006 (Commencement of Operations) to August 31, 2007.

(4)  Period from October 6, 2006 (Commencement of Operations) to August 31, 2007.

(5)  Period from April 19, 2007 (Commencement of Operations) to August 31, 2007.

Note E—Line of Credit:

At August 31, 2007, each Fund (except International, International Institutional, and International Large Cap) was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. International, International Institutional and International Large Cap have been added to this line of credit effective September 21, 2007. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at August 31, 2007. During the year ended August 31, 2007, none of the Funds utilized this line of credit.

At August 31, 2007, International, International Institutional and International Large Cap were three of four holders of a single $20,000,000 ($100,000,000 effective September 25, 2007) uncommitted, secured line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Another investment company managed by Management also participates in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several investment companies participate, there is no assurance that a Fund will have access to the entire $20,000,000 at any particular time. During the year ended August 31, 2007, International and International Large Cap did not utilize this line of credit. For the year ended August 31, 2007, International Institutional utilized this line of credit in the amount of $20,000,000, with an interest rate of 5.8125%. The loan was outstanding for one day with a total interest amount charged to International Institutional of $3,229 which is reflected in the Statements of Operations under the caption "Interest expense." International, International Institutional and International Large Cap had no loans outstanding pursuant to this line of credit at August 31, 2007.

Note F—Investments In Affiliates*:

All Cap Growth

Name of Issuer	Balance of Shares Held August 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	—	5,371,798	4,843,016	528,782	$528,782	$18,178

Century

Name of Issuer	Balance of Shares Held August 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	180,292	2,437,061	2,529,013	88,340	$88,340	$2,836
Neuberger Berman Securities Lending Quality Fund, LLC****	—	330,000	330,000	—	—	663
Total					$88,340	$3,499

Fasciano

Name of Issuer	Balance of Shares Held August 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	17,798,941	145,823,085	157,312,307	6,309,719	$6,309,719	$665,526
Neuberger Berman Securities Lending Quality Fund, LLC****	117,879,401	343,242,124	388,223,450	72,898,075	72,898,075	5,712,239
Total					$79,207,794	$6,377,765

Focus

Name of Issuer	Balance of Shares Held August 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	61,732,811	371,836,225	427,353,678	6,215,358	$6,215,358	$1,990,460
Neuberger Berman Securities Lending Quality Fund, LLC****	65,563,901	867,328,852	870,612,152	62,280,601	62,280,601	1,871,624
Vertrue Inc.**	708,300	—	708,300	—	—	—
Total					$68,495,959	$3,862,084

Genesis

Name of Issuer	Balance of Shares Held August 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Alberto-Culver Co.	5,435,150	100,000	283,200	5,251,950	$121,687,682	$131,827,609
Alliant Techsystems	2,537,562	—	618,400	1,919,162	202,106,950	—
American Medical Systems Holdings	3,391,190	5,485,575	133,400	8,743,365	160,877,916	—
AmSurg Corp.	2,976,418	191,066	1,196,484	1,971,000	46,495,890	—
Applied Signal Technology**	1,415,496	—	1,415,496	—	—	106,108
AptarGroup Inc.	3,444,200	3,200,900	258,300	6,386,800	232,032,444	3,110,704
Arbitron Inc.	2,420,300	—	435,733	1,984,567	98,890,974	863,673
Arena Resources	—	1,438,614	18,600	1,420,014	87,132,059	—
Arrow International**	2,944,868	28,000	2,496,434	476,434	21,501,466	1,764,327
Bank of the Ozarks	1,561,219	25,000	36,000	1,550,219	47,421,199	637,710
Big 5 Sporting Goods	2,258,649	—	191,000	2,067,649	43,007,099	762,174
Biosite Inc.**	2,101,097	—	2,101,097	—	—	—
Blackbaud, Inc.	934,814	1,537,300	1,600	2,470,514	62,429,889	544,201

Name of Issuer	Balance of Shares Held August 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Brady Corp.	4,295,100	—	168,200	4,126,900	$160,660,217	$2,357,824
Bucyrus International	2,352,950	—	138,400	2,214,550	138,387,230	451,065
CACI International**	1,770,000	—	473,200	1,296,800	66,162,736	—
CARBO Ceramics	2,127,500	37,600	133,900	2,031,200	95,060,160	1,013,092
Carrizo Oil & Gas	1,650,627	—	122,400	1,528,227	60,013,474	—
Church & Dwight	7,009,950	—	766,132	6,243,818	280,534,743	1,880,079
CLARCOR Inc.	5,640,222	—	156,200	5,484,022	212,341,332	1,603,902
Compass Minerals International	3,580,600	50,000	15,300	3,615,300	123,173,271	4,566,858
Curtiss-Wright**	2,569,500	—	452,200	2,117,300	96,548,880	546,096
Denbury Resources**	6,640,600	—	745,200	5,895,400	234,519,012	—
Dionex Corp.	2,245,132	—	57,100	2,188,032	158,479,158	—
Drew Industries	—	1,451,700	—	1,451,700	57,008,259	—
DRS Technologies**	3,432,942	—	2,550,503	882,439	46,310,399	322,688
East West Bancorp**	3,146,000	—	1,312,200	1,833,800	65,650,040	930,255
Electronics for Imaging**	3,210,800	—	3,210,800	—	—	—
Encore Acquisition	4,103,800	—	566,000	3,537,800	98,315,462	—
Forward Air	—	1,672,900	—	1,672,900	58,618,416	277,123
Foundation Coal Holdings	—	2,795,400	1,300	2,794,100	94,775,872	250,250
Haemonetics Corp.	396,100	1,453,400	35,100	1,814,400	90,066,816	—
Healthcare Services Group	—	2,619,104	1	2,619,103	56,101,186	347,077
Helix Energy Solutions Group**	4,857,640	—	4,857,640	—	—	—
Henry Schein**	4,504,700	—	1,514,560	2,990,140	173,996,247	—
Hibbett Sports	1,678,000	353,400	46,100	1,985,300	49,513,382	—
Houston Wire & Cable	—	1,748,702	—	1,748,702	32,298,526	131,153
Hydril**	1,341,042	—	1,341,042	—	—	—
ICU Medical	1,284,600	236,900	60,000	1,461,500	55,259,315	—
IDEXX Laboratories	2,170,581	—	567,300	1,603,281	179,166,652	—
IHOP Corp.	1,219,400	530,100	305,600	1,443,900	90,777,993	1,411,375
Integra LifeSciences Holdings	—	1,558,302	—	1,558,302	75,686,728	—
J & J Snack Foods	1,185,716	24,800	15,800	1,194,716	44,861,586	388,498
K-V Pharmaceutical**	3,029,050	—	762,803	2,266,247	61,936,531	—
ManTech International	2,386,800	—	134,100	2,252,700	80,556,552	—
Matthews International	3,770,600	15,000	40,000	3,745,600	161,585,184	824,362
Mentor Corp.	4,745,000	—	2,633,400	2,111,600	94,156,244	2,293,534
MICROS Systems	2,056,771	389,800	94,800	2,351,771	141,905,862	—
MTC Technologies	1,687,400	—	130,600	1,556,800	31,073,728	—
MWI Veterinary Supply	—	823,568	—	823,568	31,270,877	—
NATCO Group	—	2,063,228	—	2,063,228	103,037,606	—

Name of Issuer	Balance of Shares Held August 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
NCI, Inc. Class A	379,399	—	4,400	374,999	$6,326,233	$—
Neuberger Berman Prime Money Fund Trust Class***	625,531,477	1,498,185,030	1,540,599,017	583,117,490	583,117,490	27,500,417
NovAtel Inc.	—	791,000	—	791,000	28,515,550	—
Parallel Petroleum	—	2,976,641	—	2,976,641	52,656,779	—
Respironics, Inc.**	3,916,156	—	301,400	3,614,756	171,447,877	—
Ritchie Bros. Auctioneers	2,177,500	—	284,600	1,892,900	122,300,269	1,735,500
Rofin-Sinar Technologies	—	1,727,125	—	1,727,125	120,328,799	—
Royal Gold, Inc.**	2,261,180	—	2,261,180	—	—	282,313
St. Mary Land & Exploration**	2,965,100	106,300	266,300	2,805,100	93,550,085	—
SI International	746,500	100,000	22,500	824,000	25,395,680	—
Simpson Manufacturing	3,028,400	25,000	94,700	2,958,700	97,637,100	1,072,692
Surmodics, Inc.	—	1,845,030	—	1,845,030	89,022,698	—
UAP Holding**	2,641,000	—	45,500	2,595,500	77,631,405	2,144,156
Unit Corp.**	2,397,200	—	1,827,024	570,176	27,972,835	—
United Stationers	2,582,584	115,000	604,356	2,093,228	123,542,317	—
Westamerica Bancorp	1,255,900	912,943	42,900	2,125,943	103,214,533	2,191,643
Wright Medical Group	1,981,894	—	130,600	1,851,294	48,485,390	—
Zebra Technologies	4,890,847	—	453,600	4,437,247	161,072,066	—
Total					$6,655,610,350	$194,138,458

Guardian

Name of Issuer	Balance of Shares Held August 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	63,950,873	327,729,771	345,819,035	45,861,609	$45,861,609	$1,759,917
Neuberger Berman Securities Lending Quality Fund, LLC****	86,065,801	413,457,485	494,117,285	5,406,001	5,406,001	2,338,167
Total					$51,267,610	$4,098,084

International

Name of Issuer	Balance of Shares Held August 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	13,156,240	546,824,257	527,699,025	32,281,472	$32,281,472	$2,014,944
Neuberger Berman Securities Lending Quality Fund, LLC****	123,667,402	1,322,527,230	1,311,672,729	134,521,903	134,521,903	10,857,842
Total					$166,803,375	$12,872,786

International Institutional

Name of Issuer	Balance of Shares Held August 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	58,504,874	219,475,256	273,149,757	4,830,373	$4,830,373	$1,265,526
Neuberger Berman Securities Lending Quality Fund, LLC****	36,974,398	504,942,721	498,862,912	43,054,207	43,054,207	4,114,422
Total					$47,884,580	$5,379,948

International Large Cap

Name of Issuer	Balance of Shares Held August 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	851,946	128,439,874	119,860,134	9,431,686	$9,431,686	$223,112

Manhattan

Name of Issuer	Balance of Shares Held August 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	11,419,411	95,524,116	85,833,046	21,110,481	$21,110,481	$404,920
Neuberger Berman Securities Lending Quality Fund, LLC****	112,745,701	467,425,100	507,566,200	72,604,601	72,604,601	3,543,293
Total					$93,715,082	$3,948,213

Millennium

Name of Issuer	Balance of Shares Held August 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	356,465	24,100,531	22,615,468	1,841,528	$1,841,528	$38,197
Neuberger Berman Securities Lending Quality Fund, LLC****	14,145,401	45,329,000	55,447,600	4,026,801	4,026,801	228,851
Total					$5,868,329	$267,048

Partners

Name of Issuer	Balance of Shares Held August 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	137,003,145	674,580,396	763,983,614	47,599,927	$47,599,927	$2,257,325
Neuberger Berman Securities Lending Quality Fund, LLC****	634,911,047	3,086,088,342	3,334,619,147	386,380,242	386,380,242	29,381,323
Total					$433,980,169	$31,638,648

Real Estate

Name of Issuer	Balance of Shares Held August 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	3,939,616	90,687,165	92,270,789	2,355,992	$2,355,992	$216,321
Neuberger Berman Securities Lending Quality Fund, LLC****	—	179,275,301	163,302,300	15,973,001	15,973,001	695,989
Total					$18,328,993	$912,310

Regency

Name of Issuer	Balance of Shares Held August 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class***	2,957,260	67,795,343	64,355,958	6,396,645	$6,396,645	$157,425
Neuberger Berman Securities Lending Quality Fund, LLC****	30,986,801	426,066,617	449,518,417	7,535,001	7,535,001	1,344,825
Total					$13,931,646	$1,502,250

Socially Responsive

Name of Issuer	Balance of Shares Held August 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Securities Lending Quality Fund, LLC****	36,138,101	254,616,700	290,754,801	—	$—	$1,057,504

*  Affiliated issuers, as defined in the 1940 Act.

**  At August 31, 2007, the issuers of these securities were no longer affiliated with the Fund.

***  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

****  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Funds receive as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Funds.

Note G—Recent Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission has permitted investment companies to delay implementation of FIN 48. The Funds will have until February 28, 2008 to implement FIN 48. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Funds' financial position or results of operations.

Financial Highlights

All Cap Growth Fund

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

Trust Class

	Period from September 5, 2006^ to August 31, 2007
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	(.04)
Net Gains or Losses on Securities (both realized and unrealized)	2.70
Total From Investment Operations	2.66
Less Distributions From:
From Net Investment Income	(.06)
Net Asset Value, End of Period	$12.60
Total Return††	+26.65	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$8.5
Ratio of Gross Expenses to Average Net Assets#	1.10	%*
Ratio of Net Expenses to Average Net Assets‡	1.08	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(.34	%)*
Portfolio Turnover Rate	110	%**

See Notes to Financial Highlights 124

Financial Highlights

Century Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class

	Year Ended August 31,
	2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Year	$6.52	$6.22	$5.54	$5.42	$4.89
Income From Investment Operations:
Net Investment Income (Loss)@	(.00)	(.02)	.01	(.03)	(.03)
Net Gains or Losses on Securities (both realized and unrealized)	.93	.33	.67	.15	.56
Total From Investment Operations	.93	.31	.68	.12	.53
Less Distributions From:
From Net Investment Income	—	(.01)	—	—	—
Net Asset Value, End of Year	$7.45	$6.52	$6.22	$5.54	$5.42
Total Return††	+14.26%	+4.92%	+12.27%	+2.21%	+10.84%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$10.0	$10.4	$11.2	$14.3	$17.0
Ratio of Gross Expenses to Average Net Assets#	1.51%	1.51%	1.50%	1.50%	1.51%
Ratio of Net Expenses to Average Net Assets‡	1.50%	1.49%	1.47%	1.49%	1.51%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.02%)	(.27%)	.09%	(.55%)	(.62%)
Portfolio Turnover Rate	46%	64%	107%	66%	115%

See Notes to Financial Highlights 125

Financial Highlights

Fasciano Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class

	Year Ended August 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$41.85	$43.83	$39.81	$35.39	$31.19
Income From Investment Operations:
Net Investment Income (Loss)@	(.17)	(.12)	(.05)	(.20)	(.11)
Net Gains or Losses on Securities (both realized and unrealized)	4.81	(.25)	5.41	4.81	4.31
Total From Investment Operations	4.64	(.37)	5.36	4.61	4.20
Less Distributions From:
Net Capital Gains	(2.31)	(1.61)	(1.34)	(.19)	—
Net Asset Value, End of Year	$44.18	$41.85	$43.83	$39.81	$35.39
Total Return††	+11.35%	(.95%)	+13.60%	+13.06%	+13.47%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$406.2	$484.5	$520.6	$364.9	$277.6
Ratio of Gross Expenses to Average Net Assets#	1.29%	1.21%	1.20%	1.23%	1.24%
Ratio of Net Expenses to Average Net Assets	1.29%‡	1.20%‡	1.20%‡	1.22%‡	1.24%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.39%)	(.28%)	(.13%)	(.52%)	(.36%)
Portfolio Turnover Rate	18%	39%	22%	17%	24%

See Notes to Financial Highlights 126

Financial Highlights

Fasciano Fund cont'd

Advisor Class

	Year Ended August 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$11.07	$11.63	$10.60	$9.45	$8.38
Income From Investment Operations:
Net Investment Income (Loss)@	(.07)	(.07)	(.05)	(.09)	(.09)
Net Gains or Losses on Securities (both realized and unrealized)	1.28	(.06)	1.44	1.29	1.16
Total From Investment Operations	1.21	(.13)	1.39	1.20	1.07
Less Distributions From:
Net Capital Gains	(.61)	(.43)	(.36)	(.05)	—
Net Asset Value, End of Year	$11.67	$11.07	$11.63	$10.60	$9.45
Total Return††	+11.19%	(1.25%)	+13.20%	+12.73%	+12.77%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$24.0	$33.4	$30.7	$18.5	$13.9
Ratio of Gross Expenses to Average Net Assets#	1.50%	1.50%	1.50%	1.56%	1.83%
Ratio of Net Expenses to Average Net Assets	1.49%‡	1.49%‡	1.49%‡	1.56%‡	1.83%§
Ratio of Net Investment Income (Loss) to Average Net Assets	(.60%)	(.57%)	(.41%)	(.85%)	(1.03%)
Portfolio Turnover Rate	18%	39%	22%	17%	24%

See Notes to Financial Highlights 127

Financial Highlights

Focus Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class

	Year Ended August 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$34.30	$37.21	$31.96	$32.28	$23.05
Income From Investment Operations:
Net Investment Income (Loss)@	.15	.13	.21	.08	.05
Net Gains or Losses on Securities (both realized and unrealized)	3.33	2.24	5.12	(.35)	9.18
Total From Investment Operations	3.48	2.37	5.33	(.27)	9.23
Less Distributions From:
Net Investment Income	(.15)	(.24)	(.08)	(.05)	—
Net Capital Gains	(4.84)	(5.04)	—	—	—
Total Distributions	(4.99)	(5.28)	(.08)	(.05)	—
Net Asset Value, End of Year	$32.79	$34.30	$37.21	$31.96	$32.28
Total Return††	+10.71%	+7.00%	+16.69%	(.84%)	+40.04%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$1,018.6	$1,093.1	$1,185.4	$1,198.9	$1,300.0
Ratio of Gross Expenses to Average Net Assets#	.88%	.88%	.87%	.86%	.90%
Ratio of Net Expenses to Average Net Assets	.87%‡	.87%‡	.87%‡	.85%‡	.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	.44%	.37%	.57%	.21%	.21%
Portfolio Turnover Rate	53%	41%	19%	27%	24%

See Notes to Financial Highlights 128

Financial Highlights

Focus Fund cont'd

Trust Class

	Year Ended August 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$25.19	$27.36	$23.51	$23.75	$16.98
Income From Investment Operations:
Net Investment Income (Loss)@	.05	.04	.10	.01	.01
Net Gains or Losses on Securities (both realized and unrealized)	2.46	1.65	3.76	(.24)	6.76
Total From Investment Operations	2.51	1.69	3.86	(.23)	6.77
Less Distributions From:
Net Investment Income	(.04)	(.16)	(.01)	(.01)	—
Net Capital Gains	(3.57)	(3.70)	—	—	—
Total Distributions	(3.61)	(3.86)	(.01)	(.01)	—
Net Asset Value, End of Year	$24.09	$25.19	$27.36	$23.51	$23.75
Total Return††	+10.49%	+6.81%	+16.44%	(.98%)	+39.87%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$72.3	$112.8	$189.4	$267.3	$333.0
Ratio of Gross Expenses to Average Net Assets#	1.08%	1.06%	1.05%	1.03%	1.06%
Ratio of Net Expenses to Average Net Assets	1.07%‡	1.06%‡	1.04%‡	1.02%‡	1.06%
Ratio of Net Investment Income (Loss) to Average Net Assets	.21%	.14%	.38%	.04%	.04%
Portfolio Turnover Rate	53%	41%	19%	27%	24%

See Notes to Financial Highlights 129

Financial Highlights

Focus Fund cont'd

Advisor Class

	Year Ended August 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$17.57	$19.00	$16.35	$16.54	$11.86
Income From Investment Operations:
Net Investment Income (Loss)@	.00	(.00)	.04	(.02)	(.02)
Net Gains or Losses on Securities (both realized and unrealized)	1.71	1.15	2.61	(.17)	4.70
Total From Investment Operations	1.71	1.15	2.65	(.19)	4.68
Less Distributions From:
Net Capital Gains	(2.48)	(2.58)	—	—	—
Net Asset Value, End of Year	$16.80	$17.57	$19.00	$16.35	$16.54
Total Return††	+10.23%	+6.62%	+16.21%	(1.15%)	+39.46%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$23.3	$28.1	$35.3	$41.7	$26.9
Ratio of Gross Expenses to Average Net Assets#	1.29%	1.27%	1.24%	1.22%	1.31%
Ratio of Net Expenses to Average Net Assets	1.28%‡	1.26%‡	1.23%‡	1.21%‡	1.31%
Ratio of Net Investment Income (Loss) to Average Net Assets	.02%	(.03%)	.20%	(.13%)	(.19%)
Portfolio Turnover Rate	53%	41%	19%	27%	24%

See Notes to Financial Highlights 130

Financial Highlights

Genesis Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class

	Year Ended August 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$34.92	$34.03	$27.03	$23.44	$19.70
Income From Investment Operations:
Net Investment Income (Loss)@	.39	(.05)	(.08)	(.10)	(.06)
Net Gains or Losses on Securities (both realized and unrealized)	5.37	1.71	7.97	3.70	3.87
Total From Investment Operations	5.76	1.66	7.89	3.60	3.81
Less Distributions From:
Net Investment Income	(.46)	—	—	—	—
Net Capital Gains	(2.67)	(.77)	(.89)	(.01)	(.07)
Total Distributions	(3.13)	(.77)	(.89)	(.01)	(.07)
Net Asset Value, End of Year	$37.55	$34.92	$34.03	$27.03	$23.44
Total Return††	+17.51%	+4.89%	+29.68%	+15.37%	+19.40%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$1,997.2	$1,901.1	$1,823.2	$1,324.0	$1,273.2
Ratio of Gross Expenses to Average Net Assets#	1.03%	1.02%	1.04%	1.05%	1.08%
Ratio of Net Expenses to Average Net Assets	1.02%‡	1.02%‡	1.04%‡	1.05%‡	1.08%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.08%	(.15%)	(.25%)	(.38%)	(.31%)
Portfolio Turnover Rate	25%	19%	11%	23%	17%

See Notes to Financial Highlights 131

Financial Highlights

Genesis Fund cont'd

Trust Class

	Year Ended August 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$49.89	$48.66	$38.66	$33.54	$28.19
Income From Investment Operations:
Net Investment Income (Loss)@	.56	(.11)	(.13)	(.16)	(.10)
Net Gains or Losses on Securities (both realized and unrealized)	7.64	2.44	11.39	5.30	5.55
Total From Investment Operations	8.20	2.33	11.26	5.14	5.45
Less Distributions From:
Net Investment Income	(.60)	—	—	—	—
Net Capital Gains	(3.80)	(1.10)	(1.26)	(.02)	(.10)
Total Distributions	(4.40)	(1.10)	(1.26)	(.02)	(.10)
Net Asset Value, End of Year	$53.69	$49.89	$48.66	$38.66	$33.54
Total Return††	+17.41%	+4.82%	+29.63%	+15.32%	+19.40%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$4,985.5	$5,970.9	$6,348.2	$4,086.3	$2,931.7
Ratio of Gross Expenses to Average Net Assets#	1.10%	1.09%	1.10%	1.10%	1.12%
Ratio of Net Expenses to Average Net Assets	1.09%‡	1.09%‡	1.09%‡	1.10%‡	1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.09%	(.22%)	(.31%)	(.42%)	(.35%)
Portfolio Turnover Rate	25%	19%	11%	23%	17%

See Notes to Financial Highlights 132

Financial Highlights

Genesis Fund cont'd

Advisor Class

	Year Ended August 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$29.10	$28.46	$22.66	$19.71	$16.60
Income From Investment Operations:
Net Investment Income (Loss)@	.24	(.14)	(.14)	(.15)	(.10)
Net Gains or Losses on Securities (both realized and unrealized)	4.49	1.42	6.67	3.11	3.27
Total From Investment Operations	4.73	1.28	6.53	2.96	3.17
Less Distributions From:
Net Investment Income	(.18)	—	—	—	—
Net Capital Gains	(2.22)	(.64)	(.73)	(.01)	(.06)
Total Distributions	(2.40)	(.64)	(.73)	(.01)	(.06)
Net Asset Value, End of Year	$31.43	$29.10	$28.46	$22.66	$19.71
Total Return††	+17.14%	+4.52%	+29.31%	+15.02%	+19.15%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$547.2	$617.4	$661.0	$438.5	$320.2
Ratio of Gross Expenses to Average Net Assets#	1.35%	1.35%	1.35%	1.36%	1.37%
Ratio of Net Expenses to Average Net Assets	1.35%‡	1.34%‡	1.35%‡	1.35%‡	1.37%
Ratio of Net Investment Income (Loss) to Average Net Assets	.79%	(.47%)	(.56%)	(.68%)	(.61%)
Portfolio Turnover Rate	25%	19%	11%	23%	17%

See Notes to Financial Highlights 133

Financial Highlights

Genesis Fund cont'd

Institutional Class

	Year Ended August 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$47.95	$46.66	$36.98	$32.00	$26.83
Income From Investment Operations:
Net Investment Income (Loss)@	.58	.01	(.02)	(.06)	(.02)
Net Gains or Losses on Securities (both realized and unrealized)	7.42	2.34	10.91	5.06	5.28
Total From Investment Operations	8.00	2.35	10.89	5.00	5.26
Less Distributions From:
Net Investment Income	(.78)	—	—	—	—
Net Capital Gains	(3.65)	(1.06)	(1.21)	(.02)	(.09)
Total Distributions	(4.43)	(1.06)	(1.21)	(.02)	(.09)
Net Asset Value, End of Year	$51.52	$47.95	$46.66	$36.98	$32.00
Total Return††	+17.73%	+5.05%	+29.95%	+15.62%	+19.68%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$3,307.5	$2,625.7	$1,788.7	$912.4	$638.2
Ratio of Gross Expenses to Average Net Assets#	.85%	.85%	.85%	.85%	.85%
Ratio of Net Expenses to Average Net Assets‡	.84%	.85%§	.85%§	.85%	.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.19%	.03%	(.06%)	(.17%)	(.08%)
Portfolio Turnover Rate	25%	19%	11%	23%	17%

See Notes to Financial Highlights 134

Financial Highlights

Guardian Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class

	Year Ended August 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$18.64	$17.52	$14.46	$12.92	$11.53
Income From Investment Operations:
Net Investment Income (Loss)@	.14	.08	.13	.05	.05
Net Gains or Losses on Securities (both realized and unrealized)	2.49	1.16	2.98	1.53	1.40
Total From Investment Operations	2.63	1.24	3.11	1.58	1.45
Less Distributions From:
Net Investment Income	(.07)	(.12)	(.05)	(.04)	(.05)
Net Capital Gains	(1.31)	—	—	—	—
Tax Return of Capital	—	—	—	—	(.01)
Total Distributions	(1.38)	(.12)	(.05)	(.04)	(.06)
Net Asset Value, End of Year	$19.89	$18.64	$17.52	$14.46	$12.92
Total Return††	+14.48%	+7.09%	+21.52%	+12.24%	+12.70%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$1,441.6	$1,417.0	$1,415.2	$1,300.6	$1,297.6
Ratio of Gross Expenses to Average Net Assets#	.88%	.89%	.90%	.91%	.92%
Ratio of Net Expenses to Average Net Assets	.87%‡	.88%‡	.90%‡	.90%‡	.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	.69%	.47%	.83%	.35%	.44%
Portfolio Turnover Rate	20%	34%	20%	25%	113%

See Notes to Financial Highlights 135

Financial Highlights

Guardian Fund cont'd

Trust Class

	Year Ended August 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$14.66	$13.79	$11.39	$10.18	$9.10
Income From Investment Operations:
Net Investment Income (Loss)@	.07	.04	.08	.02	.03
Net Gains or Losses on Securities (both realized and unrealized)	1.98	.91	2.35	1.21	1.10
Total From Investment Operations	2.05	.95	2.43	1.23	1.13
Less Distributions From:
Net Investment Income	(.04)	(.08)	(.03)	(.02)	(.04)
Net Capital Gains	(1.03)	—	—	—	—
Tax Return of Capital	—	—	—	—	(.01)
Total Distributions	(1.07)	(.08)	(.03)	(.02)	(.05)
Net Asset Value, End of Year	$15.64	$14.66	$13.79	$11.39	$10.18
Total Return††	+14.30%	+6.90%	+21.33%	+12.09%	+12.59%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$122.7	$160.5	$180.0	$282.7	$288.5
Ratio of Gross Expenses to Average Net Assets#	1.05%	1.05%	1.05%	1.04%	1.05%
Ratio of Net Expenses to Average Net Assets	1.05%‡	1.04%‡	1.04%‡	1.04%‡	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	.47%	.31%	.64%	.21%	.33%
Portfolio Turnover Rate	20%	34%	20%	25%	113%

See Notes to Financial Highlights 136

Financial Highlights

Guardian Fund cont'd

Advisor Class

	Year Ended August 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$16.48	$15.49	$12.83	$11.48	$10.29
Income From Investment Operations:
Net Investment Income (Loss)@	.01	(.02)	(.04)	(.01)	—
Net Gains or Losses on Securities (both realized and unrealized)	2.22	1.01	2.70	1.36	1.25
Total From Investment Operations	2.23	.99	2.66	1.35	1.25
Less Distributions From:
Net Investment Income	—	—	—	—	(.05)
Net Capital Gains	(1.16)	—	—	—	—
Tax Return of Capital	—	—	—	—	(.01)
Total Distributions	(1.16)	—	—	—	(.06)
Net Asset Value, End of Year	$17.55	$16.48	$15.49	$12.83	$11.48
Total Return††	+13.82%	+6.39%	+20.73%	+11.76%	+12.21%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$1.1	$1.3	$0.6	$6.7	$16.6
Ratio of Gross Expenses to Average Net Assets#	1.50%	1.50%	1.50%	1.31%	1.31%
Ratio of Net Expenses to Average Net Assets	1.50%‡	1.49%‡	1.50%‡	1.30%‡	1.31%
Ratio of Net Investment Income (Loss) to Average Net Assets	.04%	(.12%)	(.28%)	(.09%)	.05%
Portfolio Turnover Rate	20%	34%	20%	25%	113%

See Notes to Financial Highlights 137

Financial Highlights

International Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class

	Year Ended August 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$24.23	$21.01	$15.42	$11.58	$10.60
Income From Investment Operations:
Net Investment Income (Loss)@	.26	.28	.15	.10	.10
Net Gains or Losses on Securities (both realized and unrealized)	3.81	3.81	5.54	3.89	.88
Total From Investment Operations	4.07	4.09	5.69	3.99	.98
Less Distributions From:
Net Investment Income	(.29)	(.13)	(.11)	(.16)	(.03)
Net Capital Gains	(2.33)	(.75)	—	—	—
Total Distributions	(2.62)	(.88)	(.11)	(.16)	(.03)
Redemption Fees@	.00	.01	.01	.01	.03	ØØ
Net Asset Value, End of Year	$25.68	$24.23	$21.01	$15.42	$11.58
Total Return††	+17.44%	+20.07%	+37.08%	+34.73%	+9.58%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$690.6	$921.4	$455.5	$162.1	$82.0
Ratio of Gross Expenses to Average Net Assets#	1.25%	1.26%	1.40%	1.57%	1.70%
Ratio of Net Expenses to Average Net Assets‡	1.23%	1.25%§	1.39%	1.57%§	1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.02%	1.19%	.82%	.68%	1.00%
Portfolio Turnover Rate	42%	48%	38%	72%	90%

See Notes to Financial Highlights 138

Financial Highlights

International Fund cont'd

Trust Class

	Year Ended August 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$26.52	$22.93	$16.80	$12.60	$11.36
Income From Investment Operations:
Net Investment Income (Loss)@	.27	.31	.14	.03	.09
Net Gains or Losses on Securities (both realized and unrealized)	4.16	4.16	6.04	4.27	1.04
Total From Investment Operations	4.43	4.47	6.18	4.30	1.13
Less Distributions From:
Net Investment Income	(.24)	(.08)	(.06)	(.11)	—
Net Capital Gains	(2.53)	(.81)	—	—	—
Total Distributions	(2.77)	(.89)	(.06)	(.11)	—
Redemption Fees@	.00	.01	.01	.01	.11	ØØ
Net Asset Value, End of Year	$28.18	$26.52	$22.93	$16.80	$12.60
Total Return††	+17.34%	+20.02%	+36.89%	+34.31%	+10.92%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$824.3	$870.9	$233.2	$16.7	$2.2
Ratio of Gross Expenses to Average Net Assets#	1.34%	1.33%	1.50%	1.93%	2.00%
Ratio of Net Expenses to Average Net Assets‡	1.33%	1.32%§	1.48%	1.93%§	2.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	.96%	1.21%	.70%	.17%	.81%
Portfolio Turnover Rate	42%	48%	38%	72%	90%

See Notes to Financial Highlights 139

Financial Highlights

International Institutional Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Institutional Class

	Year Ended August 31,		Period from June 17, 2005^ to August 31,
	2007	2006	2005
Net Asset Value, Beginning of Period	$12.69	$10.95	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	.20	.22	.00
Net Gains or Losses on Securities (both realized and unrealized)	2.04	1.60	.95
Total From Investment Operations	2.24	1.82	.95
Less Distributions From:
Net Investment Income	(.18)	(.03)	—
Net Capital Gains	(.31)	(.05)	—
Total Distributions	(.49)	(.08)	—
Redemption Fees@	.00	.00	—
Net Asset Value, End of Period	$14.44	$12.69	$10.95
Total Return††	+17.97%	+16.68%	+9.50	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$574.3	$627.6	$42.2
Ratio of Gross Expenses to Average Net Assets#	.83%	.85%	.85	%*
Ratio of Net Expenses to Average Net Assets^^	.83%	.85%	.85	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.44%	1.78%	.14	%*
Portfolio Turnover Rate	59%	45%	14	%**

See Notes to Financial Highlights 140

Financial Highlights

International Large Cap Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class

	Year Ended August 31, 2007	Period from August 1, 2006^ to August 31, 2006
Net Asset Value, Beginning of Period	$10.19	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	.17	.01
Net Gains or Losses on Securities (both realized and unrealized)	1.79	.18
Total From Investment Operations	1.96	.19
Less Distributions From:
Net Investment Income	(.05)	—
Net Capital Gains	(.01)	—
Total Distributions	(.06)	—
Redemption Fees@	.00	—
Net Asset Value, End of Period	$12.09	$10.19
Total Return††	+19.24%	+1.90	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$54.2	$6.2
Ratio of Gross Expenses to Average Net Assets#	1.25%	1.25	%*
Ratio of Net Expenses to Average Net Assets‡	1.24%	1.25	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.42%	1.32	%*
Portfolio Turnover Rate	23%	6	%**

See Notes to Financial Highlights 141

Financial Highlights

International Large Cap Fund cont'd

Institutional Class

	Period from October 6, 2006^ to August 31, 2007
Net Asset Value, Beginning of Period	$10.19
Income From Investment Operations:
Net Investment Income (Loss)@	.19
Net Gains or Losses on Securities (both realized and unrealized)	1.80
Total From Investment Operations	1.99
Less Distributions From:
Net Investment Income	(.06)
Net Capital Gains	(.01)
Total Distributions	(.07)
Redemption Fees@	.00
Net Asset Value, End of Period	$12.11
Total Return††	+19.56	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$111.0
Ratio of Gross Expenses to Average Net Assets#	.90	%*
Ratio of Net Expenses to Average Net Assets‡	.89	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.80	%*
Portfolio Turnover Rate	23	%ø

See Notes to Financial Highlights 142

Financial Highlights

Manhattan Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Year Ended August 31,
	2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Year	$8.17	$7.45	$5.86	$5.58	$4.70
Income From Investment Operations:
Net Investment Income (Loss)@	(.03)	(.03)	(.04)	(.04)	(.04)
Net Gains or Losses on Securities (both realized and unrealized)	2.40	.75	1.63	.32	.92
Total From Investment Operations	2.37	.72	1.59	.28	.88
Net Asset Value, End of Year	$10.54	$8.17	$7.45	$5.86	$5.58
Total Return††	+29.01%	+9.66%	+27.13%	+5.02%	+18.72%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$446.3	$356.7	$342.2	$306.2	$324.6
Ratio of Gross Expenses to Average Net Assets#	1.03%	1.05%	1.07%	1.09%	1.12%
Ratio of Net Expenses to Average Net Assets	1.02%‡	1.04%‡	1.06%‡	1.06%‡	1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.33%)	(.36%)	(.65%)	(.63%)	(.78%)
Portfolio Turnover Rate	49%	45%	65%	102%	145%

See Notes to Financial Highlights 143

Financial Highlights

Manhattan Fund cont'd

Trust Class

	Year Ended August 31,
	2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Year	$12.53	$11.46	$9.04	$8.62	$7.26
Income From Investment Operations:
Net Investment Income (Loss)@	(.09)	(.08)	(.09)	(.07)	(.06)
Net Gains or Losses on Securities (both realized and unrealized)	3.67	1.15	2.51	.49	1.42
Total From Investment Operations	3.58	1.07	2.42	.42	1.36
Net Asset Value, End of Year	$16.11	$12.53	$11.46	$9.04	$8.62
Total Return††	+28.57%	+9.34%	+26.77%	+4.87%	+18.73%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$13.4	$6.6	$7.6	$9.5	$16.7
Ratio of Gross Expenses to Average Net Assets#	1.31%	1.33%	1.27%	1.21%	1.19%
Ratio of Net Expenses to Average Net Assets	1.30%‡	1.32%‡	1.26%‡	1.19%‡	1.19%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.63%)	(.65%)	(.85%)	(.77%)	(.85%)
Portfolio Turnover Rate	49%	45%	65%	102%	145%

See Notes to Financial Highlights 144

Financial Highlights

Manhattan Fund cont'd

Advisor Class

	Year Ended August 31,
	2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Year	$12.96	$11.88	$9.40	$9.00	$7.61
Income From Investment Operations:
Net Investment Income (Loss)@	(.12)	(.10)	(.11)	(.10)	(.09)
Net Gains or Losses on Securities (both realized and unrealized)	3.80	1.18	2.59	.50	1.48
Total From Investment Operations	3.68	1.08	2.48	.40	1.39
Net Asset Value, End of Year	$16.64	$12.96	$11.88	$9.40	$9.00
Total Return††	+28.40%	+9.09%	+26.38%	+4.44%	+18.27%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$1.5	$0.8	$1.1	$2.1	$2.2
Ratio of Gross Expenses to Average Net Assets#	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Expenses to Average Net Assets‡	1.49%	1.49%	1.49%	1.48%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.80%)	(.80%)	(1.08%)	(1.05%)	(1.16%)
Portfolio Turnover Rate	49%	45%	65%	102%	145%

See Notes to Financial Highlights 145

Financial Highlights

Manhattan Fund cont'd

Institutional Class

	Period from April 19, 2007^ to August 31, 2007
Net Asset Value, Beginning of Period	$9.97
Income From Investment Operations:
Net Investment Income (Loss)@	(.01)
Net Gains or Losses on Securities (both realized and unrealized)	.59
Total From Investment Operations	.58
Net Asset Value, End of Period	$10.55
Total Return††	+5.82	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$18.1
Ratio of Gross Expenses to Average Net Assets#	.75	%*
Ratio of Net Expenses to Average Net Assets‡	.74	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(.25	%)*
Portfolio Turnover Rate	49	%ø

See Notes to Financial Highlights 146

Financial Highlights

Millennium Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class

	Year Ended August 31,
	2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Year	$15.01	$14.19	$10.71	$10.88	$9.36
Income From Investment Operations:
Net Investment Income (Loss)@	(.18)	(.19)	(.19)	(.14)	(.10)
Net Gains or Losses on Securities (both realized and unrealized)	4.32	1.01	3.67	(.03)	1.62
Total From Investment Operations	4.14	.82	3.48	(.17)	1.52
Net Asset Value, End of Year	$19.15	$15.01	$14.19	$10.71	$10.88
Total Return††	+27.58%	+5.78%	+32.49%	(1.56%)	+16.24%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$58.1	$46.9	$45.0	$43.3	$59.1
Ratio of Gross Expenses to Average Net Assets#	1.30%	1.60%	1.75%	1.75%	1.75%
Ratio of Net Expenses to Average Net Assets‡	1.27%	1.57%	1.71%	1.71%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.01%)	(1.21%)	(1.47%)	(1.20%)	(1.09%)
Portfolio Turnover Rate	153%	142%	204%	146%	241%

See Notes to Financial Highlights 147

Financial Highlights

Millennium Fund cont'd

Trust Class

	Year Ended August 31,
	2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Year	$16.52	$15.62	$11.78	$11.98	$10.30
Income From Investment Operations:
Net Investment Income (Loss)@	(.21)	(.22)	(.21)	(.15)	(.11)
Net Gains or Losses on Securities (both realized and unrealized)	4.74	1.12	4.05	(.05)	1.79
Total From Investment Operations	4.53	.90	3.84	(.20)	1.68
Net Asset Value, End of Year	$21.05	$16.52	$15.62	$11.78	$11.98
Total Return††	+27.42%	+5.76%	+32.60%	(1.67%)	+16.31%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$8.5	$2.5	$2.7	$2.7	$4.6
Ratio of Gross Expenses to Average Net Assets#	1.40%	1.66%	1.75%	1.75%	1.75%
Ratio of Net Expenses to Average Net Assets‡	1.38%	1.63%	1.71%	1.70%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.08%)	(1.26%)	(1.48%)	(1.20%)	(1.10%)
Portfolio Turnover Rate	153%	142%	204%	146%	241%

See Notes to Financial Highlights 148

Financial Highlights

Millennium Fund cont'd

Advisor Class

	Year Ended August 31,
	2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Year	$11.07	$10.49	$7.92	$8.04	$6.92
Income From Investment Operations:
Net Investment Income (Loss)@	(.17)	(.16)	(.15)	(.11)	(.09)
Net Gains or Losses on Securities (both realized and unrealized)	3.18	.74	2.72	(.01)	1.21
Total From Investment Operations	3.01	.58	2.57	(.12)	1.12
Net Asset Value, End of Year	$14.08	$11.07	$10.49	$7.92	$8.04
Total Return††	+27.19%	+5.53%	+32.45%	(1.49%)	+16.18%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$4.3	$2.2	$1.0	$0.5	$0.8
Ratio of Gross Expenses to Average Net Assets#	1.60%	1.77%	1.90%	1.90%	1.90%
Ratio of Net Expenses to Average Net Assets‡	1.57%	1.74%	1.86%	1.86%	1.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.30%)	(1.36%)	(1.62%)	(1.36%)	(1.25%)
Portfolio Turnover Rate	153%	142%	204%	146%	241%

See Notes to Financial Highlights 149

Financial Highlights

Partners Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Investor Class

	Year Ended August 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$28.71	$28.62	$21.41	$19.22	$16.67
Income From Investment Operations:
Net Investment Income (Loss)@	.14	.24	.21	.16	.01
Net Gains or Losses on Securities (both realized and unrealized)	3.96	1.43	7.17	2.04	2.57
Total From Investment Operations	4.10	1.67	7.38	2.20	2.58
Less Distributions From:
Net Investment Income	(.20)	(.27)	(.17)	(.01)	(.03)
Net Capital Gains	(.51)	(1.31)	—	—	—
Total Distributions	(.71)	(1.58)	(.17)	(.01)	(.03)
Net Asset Value, End of Year	$32.10	$28.71	$28.62	$21.41	$19.22
Total Return††	+14.33%	+5.87%	+34.59%	+11.43%	+15.51%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$2,267.6	$2,106.7	$1,826.9	$1,280.8	$1,247.2
Ratio of Gross Expenses to Average Net Assets#	.81%	.82%	.86%	.88%	.90%
Ratio of Net Expenses to Average Net Assets	.80%‡	.82%‡	.85%‡	.87%‡	.90%
Ratio of Net Investment Income (Loss) to Average Net Assets	.44%	.84%	.83%	.76%	.08%
Portfolio Turnover Rate	47%	33%	61%	67%	65%

See Notes to Financial Highlights 150

Financial Highlights

Partners Fund cont'd

Trust Class

	Year Ended August 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$22.14	$22.02	$16.48	$14.81	$12.84
Income From Investment Operations:
Net Investment Income (Loss)@	.06	.15	.13	.10	(.01)
Net Gains or Losses on Securities (both realized and unrealized)	3.05	1.11	5.51	1.57	1.98
Total From Investment Operations	3.11	1.26	5.64	1.67	1.97
Less Distributions From:
Net Investment Income	(.11)	(.13)	(.10)	—	—
Net Capital Gains	(.39)	(1.01)	—	—	—
Total Distributions	(.50)	(1.14)	(.10)	—	—
Net Asset Value, End of Year	$24.75	$22.14	$22.02	$16.48	$14.81
Total Return††	+14.09%	+5.70%	+34.34%	+11.28%	+15.34%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$1,171.5	$970.5	$532.8	$283.8	$301.1
Ratio of Gross Expenses to Average Net Assets#	1.00%	1.00%	1.03%	1.04%	1.05%
Ratio of Net Expenses to Average Net Assets	.99%‡	.99%‡	1.02%‡	1.02%‡	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	.26%	.66%	.66%	.60%	(.07%)
Portfolio Turnover Rate	47%	33%	61%	67%	65%

See Notes to Financial Highlights 151

Financial Highlights

Partners Fund cont'd

Advisor Class

	Year Ended August 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$19.18	$19.01	$14.23	$12.82	$11.14
Income From Investment Operations:
Net Investment Income (Loss)@	.02	.10	.07	.03	(.03)
Net Gains or Losses on Securities (both realized and unrealized)	2.65	.94	4.77	1.38	1.71
Total From Investment Operations	2.67	1.04	4.84	1.41	1.68
Less Distributions From:
Net Investment Income	(.06)	(.01)	(.06)	—	—
Net Capital Gains	(.34)	(.86)	—	—	—
Total Distributions	(.40)	(.87)	(.06)	—	—
Net Asset Value, End of Year	$21.45	$19.18	$19.01	$14.23	$12.82
Total Return††	+13.94%	+5.56%	+34.04%	+11.00%	+15.08%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$599.0	$605.0	$85.6	$13.7	$30.0
Ratio of Gross Expenses to Average Net Assets#	1.15%	1.15%	1.25%	1.26%	1.26%
Ratio of Net Expenses to Average Net Assets	1.14%‡	1.14%‡	1.23%‡	1.24%‡	1.26%
Ratio of Net Investment Income (Loss) to Average Net Assets	.11%	.52%	.40%	.25%	(.28%)
Portfolio Turnover Rate	47%	33%	61%	67%	65%

See Notes to Financial Highlights 152

Financial Highlights

Partners Fund cont'd

Institutional Class

	Year Ended August 31, 2007	Period from June 7, 2006^ to August 31, 2006
Net Asset Value, Beginning of Period	$28.72	$28.12
Income From Investment Operations:
Net Investment Income (Loss)@	.19	.19
Net Gains or Losses on Securities (both realized and unrealized)	3.96	.41
Total From Investment Operations	4.15	.60
Less Distributions From:
Net Investment Income	(.08)	—
Net Capital Gains	(.51)	—
Total Distributions	(.59)	—
Net Asset Value, End of Period	$32.28	$28.72
Total Return††	+14.49%	+2.13	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$133.5	$130.5
Ratio of Gross Expenses to Average Net Assets#	.66%	.70	%*
Ratio of Net Expenses to Average Net Assets‡	.65%§	.69	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.59%	2.85	%*
Portfolio Turnover Rate	47%	33	%ø

See Notes to Financial Highlights 153

Financial Highlights

Real Estate Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Trust Class

	Year Ended August 31,
	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Year	$15.69	$14.73	$14.13	$11.49	$9.81
Income From Investment Operations:
Net Investment Income (Loss)@	.17	.20	.19	.26	.31
Net Gains or Losses on Securities (both realized and unrealized)	(.09)	3.39	3.28	3.17	1.75
Total From Investment Operations	.08	3.59	3.47	3.43	2.06
Less Distributions From:
Net Investment Income	(.19)	(.27)	(.23)	(.28)	(.38)
Net Capital Gains	(1.37)	(2.36)	(2.64)	(.52)	—
Total Distributions	(1.56)	(2.63)	(2.87)	(.80)	(.38)
Redemption Fees@	.00	.00	.00	.01	.00	ØØ
Net Asset Value, End of Year	$14.21	$15.69	$14.73	$14.13	$11.49
Total Return††	(.43%)	+28.50%	+27.06%	+31.03%	+21.70%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$110.4	$86.7	$46.8	$40.1	$31.2
Ratio of Gross Expenses to Average Net Assets#	.99%	1.11%	1.50%	1.50%	1.50%
Ratio of Net Expenses to Average Net Assets‡	.97%	1.09%	1.48%	1.47%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.06%	1.39%	1.40%	2.05%	3.10%
Portfolio Turnover Rate	99%	97%	129%	148%	85%

See Notes to Financial Highlights 154

Financial Highlights

Regency Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class

	Year Ended August 31,
	2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Year	$16.52	$17.37	$14.44	$12.14	$10.58
Income From Investment Operations:
Net Investment Income (Loss)@	.13	.13	.01	(.03)	(.03)
Net Gains or Losses on Securities (both realized and unrealized)	2.19	.39	4.08 §§	2.33	1.59
Total From Investment Operations	2.32	.52	4.09	2.30	1.56
Less Distributions From:
Net Investment Income	(.10)	(.06)	—	—	—
Net Capital Gains	(.09)	(1.31)	(1.16)	—	—
Total Distributions	(.19)	(1.37)	(1.16)	—	—
Net Asset Value, End of Year	$18.65	$16.52	$17.37	$14.44	$12.14
Total Return††	+14.10%	+2.94%	+29.26%	+18.95%	+14.74%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$99.9	$111.1	$107.9	$33.5	$20.1
Ratio of Gross Expenses to Average Net Assets#	1.09%	1.12%	1.21%	1.50%	1.50%
Ratio of Net Expenses to Average Net Assets‡	1.08%	1.11%	1.20%§	1.49%§	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	.72%	.75%	.09%	(.22%)	(.30%)
Portfolio Turnover Rate	80%	52%	91%	62%	73%

See Notes to Financial Highlights 155

Financial Highlights

Regency Fund cont'd

Trust Class

	Year Ended August 31,
	2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Year	$14.41	$15.13	$12.61	$10.61	$9.24
Income From Investment Operations:
Net Investment Income (Loss)@	.08	.09	(.01)	(.03)	(.03)
Net Gains or Losses on Securities (both realized and unrealized)	1.91	.34	3.56 §§	2.03	1.40
Total From Investment Operations	1.99	.43	3.55	2.00	1.37
Less Distributions From:
Net Investment Income	(.06)	(.02)	—	—	—
Net Capital Gains	(.08)	(1.13)	(1.03)	—	—
Total Distributions	(.14)	(1.15)	(1.03)	—	—
Net Asset Value, End of Year	$16.26	$14.41	$15.13	$12.61	$10.61
Total Return††	+13.84%	+2.81%	+29.13%	+18.85%	+14.83%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$55.6	$64.2	$36.1	$19.8	$11.3
Ratio of Gross Expenses to Average Net Assets#	1.25%	1.25%	1.38%	1.50%	1.50%
Ratio of Net Expenses to Average Net Assets‡	1.24%	1.24%	1.37%	1.49%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	.51%	.61%	(.10%)	(.22%)	(.30%)
Portfolio Turnover Rate	80%	52%	91%	62%	73%

See Notes to Financial Highlights 156

Financial Highlights

Socially Responsive Fund

The following tables include selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements.

Investor Class

	Year Ended August 31,
	2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Year	$23.88	$22.91	$19.48	$18.55	$15.39
Income From Investment Operations:
Net Investment Income (Loss)@	.18	.09	.18	.04	.02
Net Gains or Losses on Securities (both realized and unrealized)	3.42	1.73	3.79	1.81	3.17
Total From Investment Operations	3.60	1.82	3.97	1.85	3.19
Less Distributions From:
Net Investment Income	(.04)	(.14)	(.03)	(.05)	(.03)
Net Capital Gains	(.24)	(.71)	(.51)	(.87)	—
Total Distributions	(.28)	(.85)	(.54)	(.92)	(.03)
Net Asset Value, End of Year	$27.20	$23.88	$22.91	$19.48	$18.55
Total Return††	+15.15%	+8.08%	+20.57%	+10.06%	+20.79%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$786.2	$487.5	$330.0	$215.6	$132.8
Ratio of Gross Expenses to Average Net Assets#	.91%	.95%	1.02%	1.07%	1.08%
Ratio of Net Expenses to Average Net Assets	.90%	.95%	1.01%	1.06%	1.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	.66%	.39%	.83%	.19%	.14%
Portfolio Turnover Rate	16%	23%	21%	35%	62%

See Notes to Financial Highlights 157

Financial Highlights

Socially Responsive Fund cont'd

Trust Class

	Year Ended August 31,
	2007	2006	2005	2004	2003‡‡
Net Asset Value, Beginning of Year	$16.53	$15.84	$13.47	$12.79	$10.62
Income From Investment Operations:
Net Investment Income (Loss)@	.08	.03	.12	.00	(.01)
Net Gains or Losses on Securities (both realized and unrealized)	2.38	1.20	2.60	1.26	2.18
Total From Investment Operations	2.46	1.23	2.72	1.26	2.17
Less Distributions From:
Net Investment Income	(.01)	(.06)	(.00)	(.01)	(.00)
Net Capital Gains	(.17)	(.48)	(.35)	(.57)	—
Total Distributions	(.18)	(.54)	(.35)	(.58)	(.00)
Net Asset Value, End of Year	$18.81	$16.53	$15.84	$13.47	$12.79
Total Return††	+14.93%	+7.93%	+20.36%	+9.89%	+20.45%
Ratios/Supplemental Data
Net Assets, End of Year (in millions)	$355.5	$239.2	$140.1	$42.3	$28.7
Ratio of Gross Expenses to Average Net Assets#	1.10%	1.13%	1.17%	1.26%	1.33%
Ratio of Net Expenses to Average Net Assets	1.09%	1.12%	1.17%	1.25%	1.32%
Ratio of Net Investment Income (Loss) to Average Net Assets	.45%	.21%	.78%	.00%	(.12%)
Portfolio Turnover Rate	16%	23%	21%	35%	62%

See Notes to Financial Highlights 158

Notes to Financial Highlights

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the years ended August 31, 2005 and August 31, 2004 Management reimbursed Partners for losses incurred in connection with the dispositio n of foreign forward currency contracts, which had no impact on total return.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2007		2006		2005	2004	2003
All Cap Growth Fund Trust Class	3.66	%(3)	—		—	—	—
Century Fund Investor Class	2.44%		2.51%		2.35%	2.05%	2.21%
Fasciano Fund Investor Class	1.29%		1.21%		1.21%	1.23%	—
Fasciano Fund Advisor Class	1.69%		1.65%		1.67%	1.73%	—
Focus Fund Investor Class	.87%		.87%		.87%	.86%	—
Focus Fund Trust Class	1.07%		1.06%		1.04%	1.02%	—
Focus Fund Advisor Class	1.28%		1.26%		1.23%	1.22%	—
Genesis Fund Investor Class	1.03%		1.02%		1.04%	1.05%	—
Genesis Fund Trust Class	1.10%		1.09%		1.10%	1.10%	—
Genesis Fund Advisor Class	1.35%		1.35%		1.35%	1.36%	—
Genesis Fund Institutional Class	.85%		.85%		.85%	.86%	.87%
Guardian Fund Investor Class	.87%		.88%		.90%	.90%	—
Guardian Fund Trust Class	1.05%		1.04%		1.05%	1.04%	—
Guardian Fund Advisor Class	2.85%		3.13%		1.68%	1.31%	—
International Fund Investor Class	1.24%		1.25%		1.42%	1.58%	1.74%
International Fund Trust Class	1.33%		1.32%		1.50%	1.94%	3.07%
International Large Cap Fund Trust Class	1.48%		37.46	%(1)	—	—	—
International Large Cap Fund Institutional Class	.99	%(4)	—		—	—	—
Manhattan Fund Investor Class	1.02%		1.04%		1.06%	1.06%	—
Manhattan Fund Trust Class	1.30%		1.32%		1.26%	1.19%	—
Manhattan Fund Advisor Class	3.39%		2.85%		2.87%	2.14%	2.26%
Manhattan Fund Institutional Class	1.03	%(5)	—		—	—	—
Millennium Fund Investor Class	1.76%		1.86%		1.90%	1.77%	1.83%
Millennium Fund Trust Class	2.22%		2.47%		2.50%	2.17%	2.26%
Millennium Fund Advisor Class	2.58%		3.24%		4.58%	6.28%	4.27%

Notes to Financial Highlights (cont'd)

	Year Ended August 31,
	2007	2006		2005	2004	2003
Partners Fund Investor Class	.80%	.82%		.85%	.87%	—
Partners Fund Trust Class	.99%	.99%		1.02%	1.03%	—
Partners Fund Advisor Class	1.14%	1.15%		1.23%	1.24%	—
Partners Fund Institutional Class	.65%	.96	%(2)	—	—	—
Real Estate Fund Trust Class	1.59%	1.90%		1.86%	1.93%	2.19%
Regency Fund Investor Class	1.08%	1.12%		1.20%	1.49%	1.57%
Regency Fund Trust Class	1.31%	1.32%		1.39%	1.66%	1.82%

  (1)  Period from August 1, 2006 to August 31, 2006

  (2)  Period from June 7, 2006 to August 31, 2006

  (3)  Period from September 5, 2006 to August 31, 2007

  (4)  Period from October 6, 2006 to August 31, 2007

  (5)  Period from April 19, 2007 to August 31, 2007

^^  After utilization of the Line of Credit by International Institutional and reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, and the Fund had not utilized the Line of Credit the annualized ratio of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2007	2006	2005
International Institutional Fund Institutional Class	1.12%	1.20%	2.90	%(1)

  (1)  Period from June 17, 2005 to August 31, 2005

§  After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee by Management. Had each Fund not made such reimbursements or Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended August 31,
	2007	2006	2005	2004	2003
Fasciano Fund Advisor Class	—	—	—	—	1.75%
Genesis Fund Institutional Class	—	.84%	.85%	—	—
International Fund Investor Class	—	1.24%	—	1.57%	—
International Fund Trust Class	—	1.32%	—	1.93%	—
Partners Fund Institutional Class	.64%	—	—	—	—
Regency Fund Investor Class	—	—	1.18%	1.42%	—

^  The date investment operations commenced.

@  Calculated based on the average number of shares outstanding during each fiscal period.

ØØ  Due to the treatment of redemption fees, certain items in the Financial Highlights for International and Real Estate for the periods ended August 31, 2003 and prior have been reclassified to conform to the current year presentation.

Notes to Financial Highlights (cont'd)

§§  Included in this gain is a voluntary reimbursement from Management for all brokerage commissions from June 6, 2005 to July 20, 2005 to facilitate a restructuring of the portfolio following a change in the Fund's portfolio manager.

*  Annualized.

**  Not annualized.

‡‡  Audited by other auditors whose report dated October 10, 2003 expressed an unqualified opinion.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2006 for Partners and for the year ended August 31, 2007 for International Large Cap and Manhattan.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees
Neuberger Berman Equity Funds and
Shareholders of:
Neuberger Berman Fasciano Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund
Neuberger Berman International Institutional Fund
Neuberger Berman International Large Cap Fund
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman Fasciano Fund (Fasciano), Neuberger Berman Focus Fund (Focus), Neuberger Berman Genesis Fund (Genesis), Neuberger Berman Guardian Fund (Guardian), Neuberger Berman International Fund (International), Neuberger Berman International Institutional Fund (International Institutional), Neuberger Berman International Large Cap Fund (International Large Cap), Neuberger Berman Partners Fund (Partners), and Neuberger Berman Real Estate Fund (Real Estate), nine of the series constituting the Neuberger Berman Equity Funds (the "Trust"), as of August 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended for Fasciano, Focus, Genesis, Guardian, International, International Institutional, Partners and Rea l Estate, and for the year ended August 31, 2007 and the period from August 1, 2006 (commencement of operations) to August 31, 2006, for International Large Cap, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above-mentioned series of Neuberger Berman Equity Funds at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended for Fasciano, Focus, Genesis, Guardian, International, International Institutional, Partners and Real Estate, and for the year ended August 31, 2007 and the period from August 1, 2006 (commencement of operations) to August 31, 2006 for International Large Cap, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 16, 2007

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Equity Funds

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman All Cap Growth Fund, Neuberger Berman Century Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Regency Fund and Neuberger Berman Socially Responsive Fund, each a series of the Neuberger Berman Equity Funds (the "Trust"), including the schedules of investments, as of August 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (with respect to Neuberger Berman All Cap Growth Fund, the year then ended), and the financial highlights for each of the four years in the period then ended (with respect to Neuberger Berman All Cap Growth Fund, the year then ended). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year in the period ended August 31, 2003 have been audited by other auditors, whose report dated October 10, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used an d significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Neuberger Berman Equity Funds, as of August 31, 2007, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
October 12, 2007

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser

Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Trust Class, Advisor Class, and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management Inc.
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Institutional Support Services
800.366.6264

Legal Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP

1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information includes additional information about trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee
Independent Trustees

John Cannon (77)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	60	Independent Trustee or Director of three series of Oppenheimer Funds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

Faith Colish (72)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	60	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee
Martha C. Goss (58)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	60	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

C. Anne Harvey (70)	Trustee since 2000	President, C.A. Harvey Associates since October 2001; formerly, Director, AARP, 1978 to December 2001.	60	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Robert A. Kavesh (80)	Trustee since 2000	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	60	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee
Michael M. Knetter (47)	Trustee since 2007	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	60	Trustee, Northwestern Mutual Series Fund, Inc. since February 2007; Director, Wausau Paper since 2005; Director, Great Wolf Resorts since 2004.

Howard A. Mileaf (70)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	60	Director, Webfinancial Corporation (holding company) since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

George W. Morriss (60)	Trustee since 2007	Formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	60	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.

Edward I. O'Brien (79)	Trustee since 1993	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	60	Director, Legg Mason, Inc. (financial services holding company) since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee
William E. Rulon (75)	Trustee since 1986	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants) until January 1997.	60	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Cornelius T. Ryan (75)	Trustee since 1982	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation since 1981.	60	None.

Tom D. Seip (57)	Trustee since 2000; Lead Independent Trustee beginning 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	60	Director, H&R Block, Inc. (financial services company) since May 2001; Chairman, Compensation Committee, H&R Block, Inc. since 2006; Director, America One Foundation since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee
Candace L. Straight (59)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	60	Director, Montpelier Re (reinsurance company) since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company) since 2004; Director, The Proformance Insurance Company (property and casualty insurance company) since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (62)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	60	None.

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Trustee(4)	Other Directorships Held Outside Fund Complex by Trustee
Trustees who are "Interested Persons"

Jack L. Rivkin* (67)	President and Trustee since 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company) since 2002 and 2003, respectively; Managing Director and Chief Investment Officer, Neuberger since December 2005 and 2003, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; Director and Chairman, Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	60	Director, Dale Carnegie and Associates, Inc. (private company) since 1998; Director, Solbright, Inc. (private company) since 1998.

Peter E. Sundman* (48)	Chairman of the Board, Chief Executive Officer and Trustee since 1999	Executive Vice President, Neuberger Berman Inc. (holding company) since 1999; Head of Neuberger Berman Inc.'s Mutual Funds Business (since 1999) and Institutional Business (1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, Management since 1999; Managing Director, Neuberger since 2005; formerly, Executive Vice President, Neuberger, 1999 to December 2005; formerly, Principal, Neuberger, 1997 to 1999; formerly, Senior Vice President, Management, 1996 to 1999.	60	Director and Vice President, Neuberger & Berman Agency, Inc. since 2000; formerly, Director, Neuberger Berman Inc. (holding company), October 1999 to March 2003; Trustee, Frost Valley YMCA; Trustee, College of Wooster.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any trustee may resign by delivering a written resignation; (b) any trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other trustees; (c) any trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other trustees; and (d) any trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*  Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management.

Information about the Officers of the Trust

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (46)	Anti-Money Laundering Compliance Officer since 2002	Senior Vice President, Neuberger since 2006; Deputy General Counsel, Neuberger since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Associate General Counsel, Neuberger, 1999 to 2004; Anti-Money Laundering Compliance Officer, seventeen registered investment companies for which Management acts as investment manager and administrator (seven since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (37)	Assistant Treasurer since 2005	Vice President, Neuberger since 2006; Employee, Management since 1997; Assistant Treasurer, seventeen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2005 and two since 2006).

Claudia A. Brandon (50)	Secretary since 1985	Senior Vice President, Neuberger since 2007; Vice President-Mutual Fund Board Relations, Management since 2000 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006 and Employee since 1999; Secretary, seventeen registered investment companies for which Management acts as investment manager and administrator (three since 1985, four since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Robert Conti (51)	Vice President since 2000	Managing Director, Neuberger since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; Senior Vice President, Management since 2000; Vice President, seventeen registered investment companies for which Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Brian J. Gaffney (54)	Vice President since 2000	Managing Director, Neuberger since 1999; Senior Vice President, Management since 2000; Vice President, seventeen registered investment companies for which Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (56)	Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger since 2002; Deputy General Counsel and Assistant Secretary, Neuberger since 2001; Senior Vice President, Management since 2006; Secretary and General Counsel, Management since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), seventeen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2005 and two since 2006).

Name, Age, and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Sheila R. James (42)	Assistant Secretary since 2002	Assistant Vice President, Neuberger since 2007 and Employee since 1999; Assistant Secretary, seventeen registered investment companies for which Management acts as investment manager and administrator (seven since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Kevin Lyons (52)	Assistant Secretary since 2003	Employee, Neuberger since 1999; Assistant Secretary, seventeen registered investment companies for which Management acts as investment manager and administrator (ten since 2003, four since 2004, one since 2005 and two since 2006).

John M. McGovern (37)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002	Senior Vice President, Neuberger since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management since 1993; Treasurer and Principal Financial and Accounting Officer, seventeen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2005 and two since 2006); formerly, Assistant Treasurer, fifteen registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (36)	Assistant Treasurer since 2005	Vice President, Neuberger since 2006; Employee, Management since 1995; Assistant Treasurer, seventeen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2005 and two since 2006).

Frederic B. Soule (61)	Vice President since 2000	Senior Vice President, Neuberger since 2003; formerly, Vice President, Neuberger, 1999 to 2002; Vice President, seventeen registered investment companies for which Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Chamaine Williams (36)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger since 2007; Chief Compliance Officer, Management since 2006; Senior Vice President, Lehman Brothers Inc. since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, seventeen registered investment companies for which Management acts as investment manager and administrator (sixteen since 2005 and one since 2006); Chief Compliance Officer, Lehman Brothers Asset Management Inc. since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

Neuberger Berman Fasciano Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, Neuberger Berman International Institutional Fund, Neuberger Berman Partners Fund, Neuberger Berman Real Estate Fund, Neuberger Berman Regency Fund, and Neuberger Berman Socially Responsive Fund hereby designate $26,068,488, $159,457,232, $748,326,027, $103,967,890, $104,547,976, $591,508, $66,434,502, $7,004,227, $862,064 and $7,757,251, respectively, as a capital gain distribution.

For the fiscal year ended August 31, 2007, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each funds distributions during the calendar year 2007 will be reported in conjunction with Form 1099DIV.

Fund	Qualified Dividend Income
All Cap Growth Fund	$29,253
Century Fund	152,849
Fasciano Fund	3,569,213
Focus Fund	14,133,648
Genesis Fund	199,597,442
Guardian Fund	23,380,828
International Fund	36,299,797
International Institutional Fund	13,072,465
International Large Cap Fund	2,529,108
Manhattan Fund	2,365,932
Millennium Fund	92,652
Partners Fund	49,049,788
Real Estate Fund	3,224,430
Regency Fund	2,771,062
Socially Responsive Fund	12,869,954

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0599 10/07

Equity Income Fund     Portfolio Commentary

For the period from its inception on November 2, 2006 through August 31, 2007, Neuberger Berman Equity Income Fund provided a positive return but underperformed its S&P 500 Index benchmark.

The Fund’s strategy is to seek securities that, on average, deliver yields of approximately 4 – 5% and potential capital appreciation of approximately 4 – 5%, for an annual return target of 8 –10%.  As of fiscal year-end, which marks less than one full year of operation, we are on track toward this target return.  The Fund is defensively positioned, meaning that in periods when the overall market as measured by the S&P 500 struggles, we believe it is likely to outperform. During the reporting period, this happened in February, June and July.  In months in which the S&P records strong performance, as in April and May, the Fund’s defensive positioning is likely to lead to underperformance.

Fund performance was affected by the sell-off in real estate investment trusts (REITs), which was particularly severe in June and July.  However, our exposure was mitigated by our shift early in the period from traditional to non-traditional REITs.  These companies have the same tax-structure as traditional REITs, and pay out 90% of income, but the qualifying assets that allow them to be structured as REITs are not commercial or residential real estate, but instead are timberland.  Timber companies are increasingly converting from C-corporations to REITs to more effectively manage for cash flow and to become eligible for asset swaps, which support long-term growth.  We maintain a positive outlook on the sector, particularly in light of lower interest rates.

The Fund is maintaining an overweight in Energy, which contributed positively to return during the reporting period.  However, returns in the sector fell short of our expectations, as the decline in natural gas prices led in turn to a substantial fall-off in drilling, affecting one of the Fund’s holdings.  The company is maintaining its dividend level and, in our view, is currently undervalued and likely to outperform as natural gas prices recover, as we expect they will. Adding to period performance was our stock picking in the Information Technology sector, where the Fund was underweighted but significantly outperformed benchmark sector returns. Stock selection also aided Financial sector returns, where the benchmark return was negative but the Fund had a positive return.

The Fund also invests in traditional stocks that have attractive dividends, and opportunistically writes covered calls on positions that we believe are fairly valued, in order to supplement those dividends. (A covered call is an agreement to sell some of the upside potential of a stock that the Fund owns for a specified price per share.)

Looking forward, as the economy weakens and consumer spending is likely to be subdued, a lower interest rate environment should prove beneficial to companies with higher yields.  We believe natural gas pricing is also likely to improve over the next few years, and we are opportunistically looking for additions to our energy holdings.

Sincerely,

RICHARD LEVINE, ANTHONY GLEASON, ALEXANDRA POMEROY

PORTFOLIO CO-MANAGERS

The risks involved in seeking capital appreciation from investments in companies with small-, mid-, and large-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.  Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Equity Income Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund’s total assets.

Please see Endnotes and Glossary of Indices for additional information.

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results are shown on a “total return” basis and assume reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, phone 800.877.9700.

COMPARISON OF A $10,000 INVESTMENT

13,000
12,000
11,000
10,000
9,000
11/2/06
11/30/06
12/29/06
1/31/07
2/28/07
3/30/07
4/30/07
5/31/07
6/29/07
7/31/07
8/31/07

	Value as of 8/31/07
—— Trust Class	$10,773
••••• S&P 500	$10,950

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graphs are based on the Trust Class shares only; performance of other classes will vary due to differences in fee structures (see Cumulative Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund’s returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

______________________________________________________

Premier Analysts Fund     Portfolio Commentary

Neuberger Berman Premier Analysts Fund generated strong performance for the period from its inception on November 2, 2006 through August 31, 2007, outperforming its benchmark, the S&P 500 Index.

The Fund seeks to capitalize on the “best ideas” of Neuberger Berman’s in-house research department by investing exclusively in stocks that are rated “buys” by our analysts. Unlike many funds, the portfolio has no pre-set sector allocations that may affect performance. Each new stock is added at an average position weighting. For example, if the portfolio held 100 stocks, a new buy would be added at a 1% holding. If an analyst downgrades the rating on a stock, it is sold. As such, the portfolio is purely research driven.

During the reporting period, the stock market advanced overall but price volatility increased as investors became more concerned that weakness in the subprime mortgage industry would expand to affect not only the U.S. economy but overseas growth as well. As a result, from mid-July to mid-August, stocks declined sharply but regained their footing to some degree at the end of the reporting period. For the full 10 months, gains were widespread among the sectors of the S&P 500, all of which rose except Financials, which was particularly affected by subprime issues.

Overall, our analysts’ stock picks added value in the Materials, Industrials, Consumer Discretionary, Consumer Staples, Health Care and Telecomm Service sectors. Stock selection was particularly beneficial in the Consumer Discretionary sector. In contrast, a handful of our Financial holdings with large commitments to the mortgage industry were affected by investor pessimism, so that the sector (an underweight in the portfolio) was a drag on relative returns. For the period, Utilities, Information Technology and Energy holdings trailed benchmark counterparts.

Sincerely,

BARBARA DORAN

PORTFOLIO MANAGER

The risks involved in seeking capital appreciation from investments in companies with small-, mid-, and large-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.  Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Premier Analysts Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund’s total assets.

Please see Endnotes and Glossary of Indices for additional information.

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results are shown on a “total return” basis and assume reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, phone 800.877.9700.

COMPARISON OF A $10,000 INVESTMENT

13,000
12,000
11,000
10,000
9,000
11/2/06
11/30/06
12/29/06
1/31/07
2/28/07
3/30/07
4/30/07
5/31/07
6/29/07
7/31/07
8/31/07
Value as of 8/31/07
Trust Class
$11,158
S&P 500
$10,950

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graphs are based on the Trust Class shares only; performance of other classes will vary due to differences in fee structures (see Cumulative Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund’s returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

______________________________________________________

Premier Convergence Fund     Portfolio Commentary

Neuberger Berman Premier Convergence Fund enjoyed positive performance for the period from its inception on January 9, 2007 through August 31, 2007, substantially outperforming its benchmark, the S&P 500 Index.

The Fund’s primary objective is to invest in telecommunications, media and technology (TMT) stocks that have potential for above average earnings growth and/or stock appreciation. The Fund focuses on companies that we believe will be major beneficiaries of the convergence of digital technologies on a variety of platforms over time. We actively manage the portfolio, which consists of positions in equity securities covered by Neuberger Berman’s analysts as well as stocks outside of the Firm’s official coverage.

We see a number of catalysts that are drawing the TMT sectors together. These include digitalization, broadband connectivity and technology advancement, consumer demand for mobility and control, the increasing mandate for ease of use and flexibility, and the reshaping of the competitive landscape, as companies merge distinct lines of business to gain scale and invest in next-generation services in order to become diversified media distribution networks.

During the past eight months, the stock market advanced overall but market volatility increased as investors became more concerned that weakness in the subprime mortgage industry would expand to affect not only the U.S. economy but overseas growth as well. As a result, from mid-July to mid-August, stocks declined sharply but regained their footing to some degree at the end of the reporting period.

Against this backdrop, a number of trends within various market sectors fueled positive returns for many of our Fund’s holdings. Consolidation within the Telecommunications sector, which represented nearly half of the Fund’s holdings, was the most significant. A handful of bigger Telecom firms snatched up their smaller counterparts, helping lift the share prices of some holdings.

A strong global economy and growing consumer demand for wireless services, meanwhile, helped boost the growth of Telecommunications companies operating overseas, including in Asia and Central America, and benefited some of the Fund’s holdings. Increasing prices of stocks for those companies during our reporting period reflected that growth. The combination of our heavy weighting to the sector and our stock selection result contributed to Fund performance.

Strong international growth also helped boost the prices of stocks of our Media holdings, which at fiscal year-end represented approximately 24% of the Fund. More specifically, companies doing some of their business in Canada, Europe, Japan and Chile experienced growing customer demand for broadband Internet access and cable television. Like Telecommunications, we maintained an overweight in the sector.

Our Information Technology holdings, meanwhile, had positive performance as technology firms benefited from strong sales. In general, these companies have been enjoying strong profits and cash flows, which have encouraged their spending on networking technology equipment and software.

Sincerely,

  BARBARA DORAN & MARTIN SANKEY

  PORTFOLIO CO-MANAGERS

The risks involved in seeking capital appreciation from investments in companies with small-, mid-, and large-market capitalization are set forth in the prospectus and statement of additional information.

The portfolio’s concentration in telecommunications, media and technology investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting one or more of the industries in which the portfolio concentrates.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.  Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Premier Convergence Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund’s total assets.

Please see Endnotes and Glossary of Indices for additional information.

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results are shown on a “total return” basis and assume reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, phone 800.877.9700.

COMPARISON OF A $10,000 INVESTMENT

13,000
12,000
11,000
10,000
9,000
1/9/07
1/31/07
2/28/07
3/30/07
4/30/07
5/31/07
6/29/07
7/31/07
8/31/07
Value as of 8/31/07
Trust Class
$11,350
S&P 500
$10,560

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graphs are based on the Trust Class shares only; performance of other classes will vary due to differences in fee structures (see Cumulative Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund’s returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

______________________________________________________

Premier Dividend Fund     Portfolio Commentary

For the period from its inception on November 2, 2006 through August 31, 2007, Neuberger Berman Premier Dividend Fund generated a strong return, outperforming its benchmark, the S&P 500 Index.

Energy contributed the most to returns, as our overweight position relative to the benchmark added outperformance.  Industrials also contributed significantly, with our slight overweight and stock picking resulting in greater-than-benchmark returns. Utilities, where we have a large overweight based on our view of the upward trend of valuations in the sector, contributed strongly as well.  Valuations in the Utilities sector are being driven higher by the repeal of the Public Utility Holding Company Act in early 2006.  The Act, which had been in place since 1935, required utility parent companies to incorporate in the same state where the utility operated, so that the state could regulate them, or to be regulated by the Securities and Exchange Commission (SEC) if they operated in several states.  It also limited acquisitions of one utility company by another to nearby entities.  The repeal should, in our opinion, allow for greater consolidation in the industry.

Stock picking in the Consumer Discretionary sector, where we are underweighted, resulted in our strongly outperforming the benchmark, and was the fourth largest contributor to total return.   Stock picking was also the key to performance in the Financials sector, which posted a negative benchmark return. By contrast, our positions, which typically are offering attractive dividends, yielded a small positive contribution. Positions in the Materials, Consumer Staples, Information Technology, and Telecommunications sectors were also beneficial.

The only detractor from performance was our holdings in the Health Care sector, where two holdings which make up more than half our position in the sector came under pressure.

Sincerely,

RICHARD LEVINE & MICHELLE STEIN

PORTFOLIO CO-MANAGERS

The risks involved in seeking capital appreciation from investments in companies with small-, mid-, and large-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.  Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Premier Dividend Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund’s total assets.

Please see Endnotes and Glossary of Indices for additional information.

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results are shown on a “total return” basis and assume reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, phone 800.877.9700.

COMPARISON OF A $10,000 INVESTMENT

13,000
12,000
11,000
10,000
9,000
11/2/06
11/30/06
12/29/06
1/31/07
2/28/07
3/30/07
4/30/07
5/31/07
6/29/07
7/31/07
8/31/07
Value as of 8/31/07
Trust Class
$11,087
S&P 500
$10,950

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graphs are based on the Trust Class shares only; performance of other classes will vary due to differences in fee structures (see Cumulative Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund’s returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

______________________________________________________

Premier Energy Fund     Portfolio Commentary

Neuberger Berman Premier Energy Fund generated positive performance for the period from its October 17, 2006 inception to August 31, 2007, substantially outperforming its benchmark, the S&P 500 Index.

The Fund seeks long-term growth of capital by investing primarily in common stocks of companies involved in energy-related activities.  It may invest in companies of any market capitalization as well as both domestic and foreign companies. The managers intend to invest in higher yielding companies to maintain a current yield that is close to that of the S&P 500 Index.

During the period, the Fund’s assets were allocated to Energy and Utilities stocks. The strong performance of Energy holdings was the primary reason for the Fund’s lead over the S&P 500. Our stock selection among Utilities added considerable value to the portfolio as holdings outperformed sector components. Energy holdings, in comparison, performed roughly in line with benchmark energy stocks.

During the reporting period, the Fund experienced positive performance in all its sub-sectors, most notably oil and gas producers, refiners, oil service companies and utilities.

We believe that energy markets are in a long-term secular uptrend driven by the exhaustion of low cost resources, rising demand and a resulting tight supply/demand relationship across almost all industry segments (production, refining, transportation, pipelines, infrastructure, etc.).

During the reporting period, oil and gas producers benefited from rising commodity prices. Global demand for energy continues to increase rapidly due to worldwide economic expansion, particularly in emerging markets such as China, India, other Asian-Pacific countries and the Middle East. Supplies of oil have been constrained by the increasing maturity of the traditional producing basins. Although the industry is pursuing higher cost sources of oil, it appears unlikely that oil supplies will catch up to demand, which could, in our view, lead to further oil price increases.

Refiners benefited from rising refining margins, as growth in demand outpaced growth in refining capacity, pushing utilization rates up to record high levels. Substantial additions to refining capacity are not expected until 2010-12.

Over the past 10 months, oil service companies enjoyed strong earnings growth, as high demand for oil field services and equipment provided strong underlying growth and the tight supply of those services allowed companies to exert pricing power. In addition, demand for technology solutions contributed to margin expansion in the sub-sector.

Finally, utility-related shares performed strongly due to higher power prices as the sector continued to face supply constraints. Utilities were able to pass on the increased energy costs to customers, which enhanced profits. Further, the defensive attributes of many regulated stocks in the sector that have above-average yields have been attractive to investors during recent periods of heightened market volatility. The utility part of the portfolio remains prudently diversified and includes exposure to nuclear power and wind energy, both of which hold appeal as the economy becomes more carbon-constrained, as we expect to happen. The Fund also currently provides a strategic balance between more traditional, yield-oriented regulated utilities and more growth-oriented companies that are positioned to capitalize on tightening power markets across the country.

Sincerely,

  TERESA DONAHUE, DAVID WHEELER AND RON SILVESTRI

  PORTFOLIO CO-MANAGERS

The risks involved in seeking capital appreciation from investments in companies with small-, mid-, and large-market capitalization are set forth in the prospectus and statement of additional information.

The portfolio’s concentration in energy-related investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the energy sector.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.  Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Neuberger Berman Premier Energy Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund’s total assets.

Please see Endnotes and Glossary of Indices for additional information.

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results are shown on a “total return” basis and assume reinvestment of all dividends and capital gain distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, phone 800.877.9700.

COMPARISON OF A $10,000 INVESTMENT

13,000
12,000
11,000
10,000
9,000
10/17/06
10/31/06
11/30/06
12/29/06
1/31/07
2/28/07
3/30/07
4/30/07
5/31/07
6/29/07
7/31/07
8/31/07

	Value as of 8/31/07
Trust Class	$12,313
S&P 500	$10,952

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graphs are based on the Trust Class shares only; performance of other classes will vary due to differences in fee structures (see Cumulative Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and/or a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund’s returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

______________________________________________________

Endnotes

1.

“Total Return” includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor’s original cost.

2.

Please see “Glossary of Indices” on the following page for a description of the index. Please note that the index does not take into account any fees and expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of the index are prepared or obtained by Neuberger Berman Management Inc. (“Management”) and assume reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the described index.

3.

Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of the Fund through 8/31/2011, so that the total annual operating expenses of the Trust Class of the Fund are limited to 1.00% of average net assets. Absent such reimbursements, the performance of the Fund during the period ended August 31, 2007 would have been less. The Fund has contractually undertaken to reimburse Management for the excess expenses paid by Management, provided the reimbursements do not cause operating expenses (exclusive of taxes, interest, brokerage commissions, and extraordinary expenses) to exceed the above-stated expense limitation and the reimbursements are made within three years after the year that Management incurred the expense.

4.

The Fund was relatively small during the period shown. Certain techniques that may be used to produce returns in a small fund may not work to produce similar returns in a larger fund.  Additionally, the Fund recently commenced operations and therefore the performance is shown over a relatively short period which may not be indicative of the Fund’s long-term performance.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management Inc. at (800) 877-9700, or visit our website at www.nb.com.

______________________________________________________

Glossary of Indices

S&P 500 Index:

The S&P 500 Index is widely regarded as the standard for measuring the performance of large-cap stocks traded on the U.S. markets and includes a representative sample of leading companies in leading industries.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. and assume reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described index.

Information About Your Fund’s Expenses

These tables are designed to provide information regarding costs related to your investments.  All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others.  The following examples are based on an investment of $1,000 made at the beginning of the six month period ended August 31, 2007 and held for the entire period. The table illustrates the fund’s cost in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund’s actual performance during the period.  You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period.  Simply divide you account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses.  This return is not the fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in these funds versus other funds.  To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Information As of 8/31/07 (Unaudited)

Neuberger Berman Equity Income Fund					Neuberger Berman Premier Dividend Fund

Actual	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expenses Paid During the Period* 3/1/07 - 8/31/07	Expense Ratio	Actual	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expenses Paid During the Period* 3/1/07 - 8/31/07	Expense Ratio
Trust Class	$1,000.00	$1,025.80	$5.11	1.00%	Trust Class	$1,000.00	$1,061.20	$5.20	1.00%

Hypothetical (5% annual return before expenses) **					Hypothetical (5% annual return before expenses) **
Trust Class	$1,000.00	$1,020.16	$5.09	1.00%	Trust Class	$1,000.00	$1,020.16	$5.09	1.00%

Neuberger Berman Premier Analysts Fund					Neuberger Berman Premier Energy Fund

Actual	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expenses Paid During the Period* 3/1/07 - 8/31/07	Expense Ratio	Actual	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expenses Paid During the Period* 3/1/07 - 8/31/07	Expense Ratio
Trust Class	$1,000.00	$1,049.00	$5.16	1.00%	Trust Class	$1,000.00	$1,179.60	$5.49	1.00%

Hypothetical (5% annual return before expenses) **					Hypothetical (5% annual return before expenses) **
Trust Class	$1,000.00	$1,020.16	$5.09	1.00%	Trust Class	$1,000.00	$1,020.16	$5.09	1.00%

Neuberger Berman Premier Convergence Fund

Actual	Beginning Account Value 3/1/07	Ending Account Value 8/31/07	Expenses Paid During the Period* 3/1/07 - 8/31/07	Expense Ratio
Trust Class	$1,000.00	$1,139.60	$5.39	1.00%

Hypothetical (5% annual return before expenses) **
Trust Class	$1,000.00	$1,020.16	$5.09	1.00%

*

For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Equity Income Fund

Top Ten Equity Holdings			Number of Shares		Market Value(+)
	Holding	%
1	Lincoln National	2.8			(000's omitted)
2	Fording Canadian Coal Trust	2.8	Industrial (2.2%)
3	Exelon Corp.	2.4	3,000 General Electric		$ 116‡‡
4	Sasol Limited ADR	2.2
5	Enbridge Energy Management	2.2	Insurance (2.0%)
6	Potlatch Corp.	2.2	3,600 Arthur J. Gallagher		106
7	General Electric	2.2
8	Schlumberger Ltd.	2.2	Oil & Gas (6.2%)
9	United Utilities	2.1	3,700 Canadian Oil Sands Trust		107
10	ENI ADR	2.0	4,400 Hugoton Royalty Trust		104
			3,000 Sasol Limited ADR		121

					332
Number of Shares			Market Value(+) (000's omitted)
				Oil Services (2.2%)
Common Stocks (79.3%)				1,200 Schlumberger Ltd.	116‡‡
Banking (1.9%)				Pharmaceutical (1.7%)
2,000 Bank of America			$ 101	1,500 Johnson & Johnson	93
Banking & Financial (2.8%)				Real Estate (17.3%)
2,500 Lincoln National			152‡‡	7,800 Annaly Mortgage Management	110
Basic Materials (1.7%)				1,000 Colonial Properties Trust	36
6,100 Gold Fields ADR			92	1,300 Duke Realty	44
Coal (2.8%)				2,000 Equity Residential	81
4,600 Fording Canadian Coal Trust			150	120,000 Gzi Real Estate Investment Trust	47
Commercial Services (1.0%)				1,900 Mack-Cali Realty	79
1,400 Macquarie Infrastructure			57	2,600 Potlatch Corp.	117
				900 ProLogis	54
Energy (7.3%)				1,300 Rayonier Inc.	56‡‡
6,400 Cathedral Energy Services				1,900 Realty Income	51
Income Trust			50	2,500 U-Store-It Trust	34
2,311 Enbridge Energy Management			120(*)	1,600 UDR, Inc.	40
2,300 Enerplus Resources Fund			97	7,300 UMH Properties	96
1,600 ENI ADR			110	2,200 Weingarten Realty Investors	89
800 Spectra Energy			19

			396		934
Entertainment (1.0%)
3,700 World Wrestling Federation			56	Semiconductors (1.1%)
Finance (4.1%)				1,500 Microchip Technology	58
7,300 PennantPark Investment			95
2,100 Tortoise Energy Capital			63	Software (1.0%)
1,600 Tortoise Energy Infrastructure			63	1,800 Microsoft Corp.	52
				Utilities (14.8%)
			221	1,400 California Water Service Group	54
Financial Services (3.5%)				600 Dominion Resources	51
3,900 Aeroplan Income Fund			78	1,600 Duke Energy	29
1,000 American Express			59	1,800 Exelon Corp.	127‡‡
750 American International Group			49	950 FPL Group	56‡‡
				800 National Grid ADR	60
			186	1,200 New Jersey Resources	59
Food & Beverage (2.0%)				1,300 ONEOK, Inc.	61
2,200 Anheuser-Busch			109‡‡	3,600 PNM Resources	83
Health Care (1.8%)				1,000 Sempra Energy	55
1,800 Novartis AG ADR			95	8,200 United Utilities	115
Household & Personal Products (0.9%)
750 Kimberly-Clark			51‡‡

See Notes to Schedule of Investments

Schedule of Investments Equity Income Fund cont’d

Number of Shares	Market Value(+) (000's omitted)

2,400 Xcel Energy	$ 50

800
Total Common Stocks
(Cost $4,140)	4,273

Convertible Preferred Stocks (4.5%)
1,100 Chesapeake Energy, Ser. D	105
1,000 New York Community Capital Trust V	47
2,000 Sovereign Capital Trust IV	88

Total Convertible Preferred Stocks
(Cost $252)	240

Principal Amount
Convertible Bonds (8.5%)
$ 50,000 American Tower Corp., Notes, 5.00%, due 2/15/10, Moody's Rating Ba1, S&P Rating BB+	50
100,000 Edwards Lifesciences Corp., Debentures, 3.88%, due 5/15/33	103(^)
100,000 Invitrogen Corp., Senior Unsecured Notes, 3.25%, due 6/15/25	103(^)
100,000 Ivax Corp., Senior Subordinated Notes, 4.50%, due 5/15/08	102(^)
100,000 Vishay Intertechnology, Inc., Subordinated Notes, 3.63%, due 8/1/23, Moody’s Rating B3, S&P Rating B+	99

Total Convertible Bonds
(Cost $448)	457

Number of Shares
Short-Term Investments (8.3%)
446,653 Neuberger Berman Prime Money Fund Trust Class (Cost $447)	447(#)(@)

Total Investments (100.6%)
(Cost $5,287)	5,417(#)(#)
Liabilities, less cash, receivables and other assets [(0.6%)]	(32)

Total Net Assets (100.0%)	$ 5,385

See Notes to Schedule of Investments

Schedule of Investments Premier Analysts Fund

Top Ten Equity Holdings			Number of Shares	Market Value)(+) (000's omitted)

Holding	%		Energy (7.6%)
1 Tiffany & Co.	1.0		1,070 Canadian Natural Resources	$73
2 Chattem Inc.	0.9		855 Chevron Corp.	75
3 Fortune Brands	0.9		915 ConocoPhillips	75
4 Adobe Systems	0.9		3,875 Duke Energy	71
5 Ingersoll-Rand	0.9		1,160 Murphy Oil	71
6 Ralcorp Holdings	0.9		1,675 Ormat Technologies	72
7 Airgas, Inc.	0.9		1,450 Questar Corp.	72
8 TJX Cos.	0.9		3,100 Spectra Energy	72
9 PETsMART, Inc.	0.9		1,335 XTO Energy	73
10 Illinois Tool Works	0.9			654
			Financial Services (4.5%)
			1,350 Citigroup Inc.	63
Number of Shares Market Value(+)			1,000 Fannie Mae	66
(000's omitted)			1,170 Moody's Corp.	54
Common Stocks (99.5%)			950 PNC Financial Services Group	67
Banking & Financial (2.5%)			1,125 State Street	69
1,787 Bank of New York Mellon		$72	1,840 Wells Fargo	67
840 HSBC Holdings PLC ADR		76		386
1,370 HSBC Holdings PLC ADR		67	Food & Beverage (3.5%)
		215	2,980 Constellation Brands	72(*)
Basic Materials (0.9%)			2,050 NBTY, Inc.	76(*)
1,690 Airgas, Inc.		78	1,120 PepsiCo, Inc.	76
Cable Systems (0.9%)			1,265 Ralcorp Holdings	78(*)
1,785 Liberty Global Class A		73(*)		302
Chemicals (1.8%)			Forest Products & Paper (0.8%)
1,560 E. I. du Pont de Nemours		76	1,000 Weyerhaeuser Co.	68
1,795 Ecolab Inc.		75	Health Care (4.1%)
		151	1,345 Abbott Laboratories	70
Coal (0.9%)			1,155 Biogen Idec	74(*)
1,750 Peabody Energy		74	4,790 Boston Scientific	61(*)
Computers & Systems (0.9%)			1,800 Covidien Ltd.	72(*)
2,950 Intel Corp.		76	1,380 Thermo Fisher Scientific	75(*)
Consumer Discretionary (0.9%)				352
1,150 Target Corp.		76	Healthcare Providers & Services (3.4%)
Consumer Products & Services (0.9%)			1,485 Aetna Inc.	76
945 Fortune Brands		79	1,340 Express Scripts	73(*)
Consumer Staples (1.7%)			1,435 UnitedHealth Group	72
725 Energizer Holdings		77(*)	925 WellPoint Inc.	74(*)
1,095 Procter & Gamble		71		295
		148
			Industrial (6.0%)
Cosmetics (1.0%)			810 3M Co.	74
1,320 Chattem Inc.		82(*)	990 Danaher Corp.	77
Education (0.8%)			1,460 Dover Corp.	72
1,200 Apollo Group Class A		70(*)	1,875 General Electric	73
Electric Utilities (4.0%)			1,040 Rockwell Automation	73
1,040 Exelon Corp.		73	1,280 Textron, Inc.	75
1,170 FPL Group		69	1,506 Tyco International	66
2,120 NSTAR		69		510
2,705 PNM Resources		63	Industrial & Commercial Products (0.9%)
845 Public Service Enterprise Group		72	970 Praxair, Inc.	73
		346

See Notes to Schedule of Investments

Schedule of Investments Premier Analysts Fund cont’d

Number of Shares	Market Value)(+) (000's omitted)	Number of Shares	Market Value)(+) (000's omitted)

Insurance (6.4%)
1,095	American International Group	$72	Retail (2.8%)
1,835	Endurance Specialty Holdings	73	2,245	PETsMART, Inc.	$78
735	Everest Re Group	75	1,630	Tiffany & Co.	84
765	Hartford Financial Services Group	68	2,555	TJX Cos.	78
1,025	Lincoln National	63			240
1,110	MetLife, Inc.	71	Semiconductors (1.6%)
1,310	Nationwide Financial Services	70	1,880	International Rectifier	65(*)
1,805	PMI Group	57	1,150	MEMC Electronic Materials	70(*)
		549			135
Integrated Oil & Gas (0.8%)			Software (3.5%)
770	Suncor Energy	69	1,835	Adobe Systems	78(*)
Internet (0.7%)			2,690	Intuit Inc.	74(*)
2,730	Yahoo! Inc.	62(*)	2,475	Microsoft Corp.	71
Machinery & Equipment (2.5%)			3,710	Oracle Corp.	75(*)
950	Caterpillar Inc.	72			298
875	Terex Corp.	70(*)
1,530	WABCO Holdings	69	Technology (0.9%)
		211	5,050	Arris Group	77(*)
			Technology - Semiconductor (1.7%)
Manufacturing (2.7%)			3,150	Altera Corp.	75
770	Eaton Corp.	73	2,165	Texas Instruments	74
1,330	Illinois Tool Works	77			149
1,510	Ingersoll-Rand	78	Telecommunications (6.7%)
		228	1,825	American Tower	72(*)
Media & Entertainment (3.4%)			1,820	AT&T Inc.	73
2,360	CBS Corp. Class B	74	3,230	Corning Inc.	76
8,905	Mediacom Communications	76(*)	5,970	Dobson Communications	75(*)
3,450	News Corp. Class A	70	940	NII Holdings	74(*)
1,842	Viacom Inc. Class B	73(*)	1,580	Rogers Communications Class B	72
		293	3,530	Sprint Nextel	67
Metals (0.8%)			1,865	Time Warner Cable	68(*)
810	Freeport-McMoRan Copper & Gold	71			577
Mining (0.8%)			Transportation (0.7%)
1,675	Teck Cominco Class B	71	1,915	YRC Worldwide	59(*)
Oil & Gas (4.2%)			Utilities (5.5%)
1,790	Denbury Resources	71(*)	1,390	Allegheny Energy	72(*)
845	Exxon Mobil	72	785	Dominion Resources	67
1,280	Occidental Petroleum	73	1,075	FirstEnergy Corp.	66
1,640	Quicksilver Resources	65(*)	1,380	New Jersey Resources	68
1,090	Valero Energy	75	1,585	PPL Corp.	77
		356	1,655	SCANA Corp	63
Pharmaceutical (3.4%)			1,145	Sempra Energy	63
1,390	Baxter International	76			476
1,440	Charles River Laboratories International	76(*)	Total Common Stocks
1,200	Johnson & Johnson	74	(Cost $7,860)		8,526
1,315	Novartis AG ADR	69	Short-Term Investments (0.7%)
		295	64,805	Neuberger Berman Prime Money Fund Trust Class (Cost $65)	65(#)(@)
Pharmaceuticals & Biotechnology (0.8%) 1,840 Gilead Sciences		67(*)	Total Investments (100.2%) (Cost $7,925)		8,591(#)(#)
Publishing & Broadcasting (1.6%) 2,230 Idearc Inc.		76	Liabilities, less cash, receivables and other assets [(0.2%)]		(20)
1,160	McGraw-Hill Cos.	59 135	Total Net Assets (100.0%)		$8,571

See Notes to Schedule of Investments

Schedule of Investments Premier Convergence Fund

Top Ten Equity Holdings				Number of Shares	Market Value(+) (000's omitted)
	Holding		%
1	Leap Wireless International		4.8	8,235	Metropcs Communications	225(*)
2	Sprint Nextel		4.5	9,950	Qwest Communications International	89(*)
3	Millicom International Cellular		4.2	9,700	SunCom Wireless Holdings Class A	194(*)
4	Arris Group		4.0			799
5	American Tower		3.7	Telecommunications – Diversified (5.6%)
6	Rogers Communications Class B		3.7	4,180	AT&T Inc.	166
7	NII Holdings		3.5	5,195	Global Crossing	99(*)
8	Liberty Global Class A		3.4	13,085	Globalstar, Inc.	122(*)
9	Virgin Media		3.3	16,605	Level 3 Communications	87(*)
10	Mediacom Communications		3.3			474

Number of Shares Market Value(+) (000's omitted)				Wireless Telecommunication Services (28.1%)

				7,930	American Tower	314(*)
				1,725	China Mobile ADR	117
Common Stocks (99.9%)				10,920	China Unicom ADR	207
Communications (2.5%)				5,575	Leap Wireless International	404(*)
	5,870	Time Warner Cable	$215(*)	4,250	Millicom International Cellular	358(*)
Communications Equipment (16.6%)				3,720	NII Holdings	295(*)
	22,125	Arris Group	336(*)	6,880	Rogers Communications Class B	312
	7,820	Cisco Systems	249(*)	20,175	Sprint Nextel	382
	6,200	EchoStar Communications	262(*)			2,389
	8,225	Juniper Networks	271(*)	Total Common Stocks
	5,230	QUALCOMM Inc.	209	(Cost $8,056)		8,494
	2,365	Telefonaktiebolaget LM Ericsson		Short-Term Investments (0.4%)
		ADR	88	30,942	Neuberger Berman Prime Money
			1,415		Fund Trust Class
Computers & Systems (2.6%)					(Cost $31)	31(#)(@)
	1,575	Apple, Inc.	218(*)
Internet (7.4%)
	6,985	Akamai Technologies	225(*)	Total Investments (100.3%)
	460	Google Inc. Class A	237(*)	(Cost $8,087)		8,525(#)(#)
	7,570	Yahoo! Inc.	172(*)	Liabilities, less cash, receivables and other
			634	assets [(0.3%)]		(26)

Media (21.8%)				Total Net Assets (100.0%)		$8,499
	5,457	CBS Corp. Class B	172
	7,095	Liberty Global Class A	291(*)
	7,180	Lions Gate Entertainment	68
	32,925	Mediacom Communications	281(*)
	10,515	News Corp. Class A	213
	2,900	Omnicom Group	148
	9,115	Time Warner	173
	5,707	Viacom Inc. Class B	225(*)
	11,840	Virgin Media	282
			1,853
Real Estate (1.8%)
	6,720	SonomaWest Holdings	151(*)
Software (1.9%)
	5,810	Intuit Inc.	159(*)
Technology (2.2%)
	10,095	Foundry Networks	187(*)
Telecommunications (9.4%)
	9,120	Clearwire Corp. Class A	195(*)
	6,600	JDS Uniphase	96(*)

See Notes to Schedule of Investments

Schedule of Investments Premier Dividend Fund

Top Ten Equity Holdings			Number of Shares	Market Value(+) (000's omitted)
Holding		%	Financial Services (3.6%)
1	Freeport-McMoRan Copper & Gold	4.0	1,300	Fannie Mae	$85
2	Spectra Energy	3.1	1,200	PNC Financial Services Group	85
3	AT&T Inc.	3.1	2,300	Wells Fargo	84
4	Abbott Laboratories	3.0			254
5	Johnson & Johnson	2.9	Food & Beverage (4.5%)
6	Procter & Gamble	2.9	1,290	Diageo PLC ADR	110
7	PepsiCo, Inc.	2.9	3,065	PepsiCo, Inc.	209
8	General Electric	2.7			319
9	Novartis AG ADR	2.7	Forest Products & Paper (1.4%)
10	Canadian Oil Sands Trust	2.5	1,500	Weyerhaeuser Co.	102
Number of Shares	Market Value(+)		Health Care (3.0%)
	(000's omitted)		4,095	Abbott Laboratories	213
Common Stocks (94.4%)			Industrial (1.6%)
Banking & Financial (10.5%)			1,245	3M Co.	113
1,670	Bank of America $	85	Insurance (2.9%)
2,528	Bank of New York Mellon	102	3,490	Arthur J. Gallagher	103
2,035	Citigroup Inc.	96	2,570	Endurance Specialty Holdings	103
1,035	Hartford Financial Services Group	92			206
1,020	HSBC Holdings PLC ADR	92	Machinery & Equipment (1.4%)
1,435	Lincoln National	87	1,300	Caterpillar Inc.	98
1,950	Nationwide Financial Services	104	Materials (1.4%)
1,800	Wachovia Corp.	88	2,300	Teck Cominco Class B	98
		746	Oil & Gas (4.5%)
Basic Materials (4.0%)			6,275	Canadian Oil Sands Trust	181
1,690	Freeport-McMoRan Copper & Gold	148	2,495	Occidental Petroleum	142
507	Rio Tinto	139			323
		287	Pharmaceutical (5.6%)
Broadcasting (1.5%)			3,390	Johnson & Johnson	209
3,500	CBS Corp. Class B	110	3,600	Novartis AG ADR	190
Chemicals (1.1%)					399
1,660	E. I. du Pont de Nemours	81	Publishing (1.8%)
Consumer Products & Services (1.5%)			3,790	Idearc Inc.	129
1,270	Fortune Brands	106	Semiconductors (1.7%)
Consumer Staples (2.9%)			4,600	Intel Corp.	118
3,200	Procter & Gamble	209	Telecommunications (3.1%)
Diversified (4.6%)			5,480	AT&T Inc.	218
1,405	Eaton Corp.	133	Utilities (17.6%)
5,000	General Electric	194	1,175	Dominion Resources	100
		327	5,800	Duke Energy	107
Energy (9.1%)			1,530	Exelon Corp.	108
1,655	Chevron Corp.	145	1,775	FirstEnergy Corp.	109
1,715	ConocoPhillips	140	1,840	FPL Group	108
1,685	Exxon Mobil	145	2,180	New Jersey Resources	107
9,407	Spectra Energy	219	2,865	NSTAR	94
		649	4,640	PNM Resources	107
Entertainment (1.9%)			2,240	PPL Corp.	108
6,000	Regal Entertainment Group	135	1,285	Public Service Enterprise Group	109
			2,550	SCANA Corp	98
			1,790	Sempra Energy	99
					1,254

See Notes to Schedule of Investments

Schedule of Investments Premier Dividend Fund cont’d

Number of Shares	Market Value†
(000's omitted)
Utilities, Electric & Gas (1.5%)
6,800	TECO Energy $	108
Waste Management (1.7%)
3,320	Waste Management	125
Total Common Stocks
(Cost $6,247)		6,727
Convertible Preferred Stocks (1.9%)
Basic Materials (1.9%)
1,025	Freeport-McMoRan Copper & Gold (Cost $105)	136
Short-Term Investments (2.7%)
188,898	Neuberger Berman Prime Money Fund Trust Class (Cost $189)	189(#)(@)
Total Investments (99.0%)
(Cost $6,541)		7,052(#)(#)
Cash, receivables and other assets, less liabilities (1.0%)		71
Total Net Assets (100.0%) $		7,123

See Notes to Schedule of Investments

Schedule of Investments Premier Energy Fund

Top Ten Equity Holdings
Holding		%	Number of Shares		Market Value(+) (000's omitted)
1	Canadian Natural Resources	8.0
2	Schlumberger Ltd.	7.0	2,770	PPL Corp.	$ 134
3	Suncor Energy	6.9	2,645	Sempra Energy	145
4	Occidental Petroleum	5.9			1,170
5	XTO Energy	5.9	Total Common Stocks
6	Murphy Oil	5.8	(Cost $6,997)		8,433
7	EOG Resources	5.2	Short-Term Investments (1.0%)		86(#)(@)
8	Questar Corp.	5.0	85,516	Neuberger Berman Prime Money
9	Apache Corp.	4.9		Fund Trust Class
10	ConocoPhillips	4.4		(Cost $86)
			Total Investments (100.1%)
Number of Shares		Market Value(+) (000's omitted)	(Cost $7,083)		8,519(#)(#)
			Liabilities, less cash, receivables and other assets [(0.1%)]		(11)

			Total Net Assets (100.0%)		$ 8,508
Common Stocks (99.1%)
Coal (2.0%)
4,025	Peabody Energy	$171
Electric Utilities (2.4%)
1,840	ITC Holdings	82
3,190	NRG Energy	121(*)
		203
Energy (2.1%)
4,650	Climate Exchange PLC	127(*)
1,550	NSTAR	51
		178
Mutual Funds (2.2%)
8,700	Powershares Wilderhill Clean Energy Portfolio	184
Oil & Gas (67.8%)
5,100	Anadarko Petroleum	250
5,380	Apache Corp.	416
10,005	Canadian Natural Resources	683
4,525	ConocoPhillips	371
4,180	Denbury Resources	166(*)
6,515	EOG Resources	439
3,400	Marathon Oil	183
8,050	Murphy Oil	491
8,885	Occidental Petroleum	504
3,400	Petroleo Brasileiro ADR	210
8,560	Questar Corp.	428
5,937	Quicksilver Resources	237(*)
6,525	Suncor Energy	583
17,695	Talisman Energy	304
9,203	XTO Energy	500
		5,765
Oil Services (8.9%)
6,160	Schlumberger Ltd.	594
2,505	Smith International	168
		762
Utilities (13.7%)
3,510	Allegheny Energy	181(*)
725	Dominion Resources	62
3,790	Exelon Corp.	268
3,865	FPL Group	227
1,875	Ormat Technologies	81
3,110	PNM Resources	72

See Notes to Schedule of Investments

Notes to Schedule of Investments

†

Investments in equity securities by each fund are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the funds at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The funds value all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Equity Funds (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values.  Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation (“FT Interactive”) to assist in determining the fair value of the funds’ foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors.  In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the funds could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#

At cost, which approximates market value.

##

At August 31, 2007, selected fund information on a U.S. federal income tax basis was as follows:

(000’s omitted) Neuberger Berman	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Equity Income Fund	$5,287	$ 336	$206	$ 130
Premier Analysts Fund	7,928	926	263	663
Premier Convergence Fund	8,087	860	422	438
Premier Dividend Fund	6,541	647	136	511
Premier Energy Fund	7,085	1,501	67	1,434

*

Security did not produce income during the last twelve months.

@

Neuberger Berman Prime Money Fund (“Prime Money”) is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the fund and because, at times, the fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & E of  Notes to Financial Statements).

‡‡

 For Neuberger Berman Equity Income Fund, the following securities were held in escrow at August 31, 2007, to cover the below listed outstanding call options written:

Shares	Securities and Options	Market Value of Options
2,200	Anheuser-Busch September 2007 @ 55	$ -
1,800	Exelon Corp. October 2007 @ 85	1,000
900	FPL Group September 2007 @ 65	-
3,000	General Electric January 2008 @ 45	1,000
700	Kimberly-Clark October 2007 @ 75	-
1,600	Lincoln National October 2007 @ 80	-
1,300	Rayonier Inc. February 2008 @ 55	-
1,200	Schlumberger Ltd. November 2007 @ 85	18,000
	Total	$20,000

Notes to Schedule of Investments cont’d

^     Not rated by a nationally recognized statistical rating organization

Statements of Assets and Liabilities

Neuberger Berman Equity Funds
(000's omitted except per share amounts)
	Equity Income Fund	Premier Analysts Fund	Premier Convergence Fund	Premier Dividend Fund	Premier Energy Fund

	August 31, 2007	August 31, 2007	August 31, 2007	August 31, 2007	August 31, 2007
Assets
Investments in securities, at market value * (Notes A & E)-see Schedule of Investments:
Unaffiliated issuers	$4,970	$8,526	$8,494	$6,863	$8,433
Affiliated issuers	447	65	31	189	86
	5,417	8,591	8,525	7,052	8,519
Cash	112	—	—	—	—
Foreign currency	4	—	—	1	—
Dividends and interest receivable	20	12	2	22	14
Receivable for securities sold	—	—	—	342	—
Receivable from administrator-net (Note B)	3	1	—	2	3
Total Assets	5,556	8,604	8,527	7,419	8,536
Liabilities
Options contracts written, at market value (Note A)	20	—	—	—	—
Payable for securities purchased	112	—	—	256	—
Payable to investment manager-net (Notes A & B)	2	3	2	3	3
Payable to administrator-net (Note B)	—	—	1	—	—
Accrued expenses and other payables	37	30	25	37	25
Total Liabilities	171	33	28	296	28
Net Assets at value	$5,385	$8,571	$8,499	$7,123	$8,508
Net Assets consist of:
Paid-in capital	5,126	7,579	7,536	6,407	6,401
Undistributed net investment income (loss)	—	41	5	28	110
Accumulated net realized gains (losses) on investments	131	285	520	177	561
Net unrealized appreciation (depreciation) in value of investments	128	666	438	511	1,436
Net Assets at value	$5,385	$8,571	$8,499	$7,123	$8,508
Net Assets
Trust Class	$5,385	$8,571	$8,499	$7,123	$8,508
Shares Outstanding ($.001 par value; unlimited shares authorized)
Trust Class	512	769	749	651	693
Net Asset Value, offering and redemption price per share
Trust Class	$10.52	$11.14	$11.35	$10.93	$12.28
* Cost of Investments:
Unaffiliated issuers	$4,840	$7,860	$8,056	$6,352	$6,997
Affiliated issuers	447	65	31	189	86
Total cost of investments	$5,287	$7,925	$8,087	$6,541	$7,083
Total cost of foreign currency	$4	$—	$—	$1	$—

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Equity Funds
(000's omitted)
	Equity Income Fund	Premier Analysts Fund	Premier Convergence Fund	Premier Dividend Fund	Premier Energy Fund
	Period from November 2, 2006 (Commencement of Operations) to August 31, 2007	Period from November 2, 2006 (Commencement of Operations) to August 31, 2007	Period from January 9, 2007 (Commencement of Operations) to August 31, 2007	Period from November 2, 2006 (Commencement of Operations) to August 31, 2007	Period from October 17, 2006 (Commencement of Operations) to August 31, 2007
Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$130	$76	$39	$149	$64
Interest income-unaffiliated issuers	24	3	2	3	2
Income from investments in affiliated issuers (Note E)	20	3	1	21	5
Foreign taxes withheld	(6)	—	(1)	(1)	(1)
Total income	168	82	41	172	70
Expenses:
Investment management fees (Notes A & B)	24	26	16	23	26
Administration fees (Note B)	3	3	2	3	3
Administration fees (Note B):
Trust Class	15	20	12	17	20
Distribution fees (Note B):
Trust Class	4	6	4	5	6
Shareholder servicing agent fees:
Trust Class	6	6	1	6	1
Audit fees	19	10	10	19	10
Custodian fees (Note B)	6	10	2	4	7
Legal fees	25	25	16	26	22
Shareholder reports	4	4	6	4	8
Trustees' fees and expenses	22	22	17	22	22
Total expenses	128	132	86	129	125
Expenses reimbursed by management (Note B)	(84)	(75)	(50)	(78)	(67)
Investment management fees waived (Note A)	—	—	—	—	—
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	—	—	—	—	—
Total net expenses	44	57	36	51	58
Net investment income (loss)	124	25	5	121	12
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	124	309	531	177	672
Foreign currency	—	—	(1)	—	—
Options written	9	—	(11)	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	130	666	438	511	1,436
Options written	(2)	—	—	—	—
Net gain (loss) on investments	261	975	957	688	2,108
Net increase (decrease) in net assets resulting from operations	$385	$1,000	$962	$809	$2,120

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)
	Equity Income Fund	Premier Analysts Fund	Premier Convergence Fund	Premier Dividend Fund	Premier Energy Fund
	Period from November 2, 2006 (Commencement of Operations) to August 31, 2007	Period from November 2, 2006 (Commencement of Operations) to August 31, 2007	Period from January 9, 2007 (Commencement of Operations) to August 31, 2007	Period from November 2, 2006 (Commencement of Operations) to August 31, 2007	Period from October 17, 2006 (Commencement of Operations) to August 31, 2007
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$124	$25	$5	$121	$12
Net realized gain (loss) on investments	133	309	519	177	672
Change in net unrealized appreciation (depreciation) of investments	128	666	438	511	1,436
Net increase (decrease) in net assets resulting from operations	385	1,000	962	809	2,120
Distributions to Shareholders From (Note A):
Net investment income:
Trust Class	(125)	(9)	—	(94)	(14)
Net realized gain on investments:
Trust Class	(2)	—	—	—	—
Total distributions to shareholders	(127)	(9)	—	(94)	(14)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Trust Class	5,000	5,000	5,000	5,000	5,000
Proceeds from reinvestment of dividends and distributions:
Trust Class	127	9	—	94	14
Proceeds from shares issued in connection with the tax-free transfer of assets from Premier Analysts Portfolio	—	2,571		—	—
Proceeds from shares issued in connection with the tax-free transfer of assets from Premier Convergence Portfolio	—	—	2,537	—	—
Proceeds from shares issued in connection with the tax-free transfer of assets from Premier Dividend Portfolio	—	—	—	1,314	—
Proceeds from shares issued in connection with the tax-free transfer of assets from Premier Energy Portfolio	—	—	—	—	1,388
Net increase (decrease) from Fund share transactions	5,127	7,580	7,537	6,408	6,402
Net Increase (Decrease) in Net Assets	5,385	8,571	8,499	7,123	8,508
Net Assets:
Beginning of period	—	—	—	—	—
End of period	$5,385	$8,571	$8,499	$7,123	$8,508
Undistributed net investment income (loss) at end of period	$—	$41	$5	$28	$110

See Notes to Financial Statements

See Notes to Financial Statements

Notes to Financial Statements Equity Funds

Note A – Summary of Significant Accounting Policies:

1

General: Neuberger Berman Equity Funds (the “Trust”) is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of December 14, 2005.  The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (the “1933 Act”).  Neuberger Berman Equity Income Fund (“Equity Income”), Neuberger Berman Premier Analysts Fund (“Analysts”), Neuberger Berman Premier Convergence Fund (“Convergence”), Neuberger Berman Premier Dividend Fund  (“Dividend”), and Neuberger Berman Premier Energy Fund (“Energy”), (individually a “Fund”, collectively, the “Funds”) are separate operating series of the Trust, each of which (except Convergence and Energy) is diversified. Equity Income, Analysts, and Dividend had no operations until November 2, 2006 other than matters relating to their organization and registration of shares under the 1933 Act. Energy and Convergence had no operations until October 17, 2006 and January 9, 2007, respectively, other than matters relating to their organization and registration of shares under the 1933 Act. Each Fund, except Equity Income, acquired all of the assets and assumed all of the liabilities of certain separate accounts managed and owned by Neuberger Berman, LLC (“Neuberger”) during the fiscal period (see Note G for more information).  All of the Funds offer Trust Class shares. The Board of Trustees of the Trust (the “Board”) may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. (“Management”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds’ Schedule of Investments.

3

Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars.  Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities.  Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4

Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes.  Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends.  Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received.  Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis.  Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5

Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes.  It is the intention of each Fund to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders.  Therefore, no federal income or excise tax provision is required.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on August 31, 2007, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, non-deductible 12b-1 fees, passive foreign investment companies gains and losses and non-taxable dividend adjustments on Canadian Income Trusts were reclassified at fiscal year-end.  These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

Notes to Financial Statements Equity Funds cont’d

The tax character of distributions paid during the period ended August 31, 2007 was as follows:

Distributions Paid From:
	Ordinary Income	Long –Term Capital Gain	Total
	2007	2007	2007

Equity Income(1)	$127,077	$-	$127,077
Analysts(1)	8,500	-	8,500
Convergence(2)	-	-	-
Dividend(1)	93,925	-	93,925
Energy(3)	14,350	-	14,350

(1)

 Period from November 2, 2006 to August 31, 2007

(2)

 Period from January 9, 2007 to August 31, 2007

(3)

 Period from October 17, 2006 to August 31, 2007

As of August 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total

Equity Income	$107,834	$ 22,559	$ 128,940	$-	$ 259,333
Analysts	199,167	131,303	662,512	-	992,982
Convergence	526,400	9,180	438,602	-	974,182
Dividend	118,209	87,284	510,206	-	715,699
Energy	304,326	368,164	1,434,310	-	2,106,800

The differences between book and tax basis distributable earnings are primarily due to: wash sales, straddle loss deferral, convertible preferred stock income adjustment, depletion basis adjustment and cumulative return of capital payments.

6	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7

Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in December and are recorded on the ex-date.  Effective June 28, 2007, Equity Income and Dividend generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter.

Equity Income invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts (“REITs”). The distributions Equity Income receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to Equity Income until the following calendar year. At August 31, 2007, Equity Income estimated these amounts within the financial statements since the information is not available from the REITs until after Equity Income’s fiscal year-end. For the period ended August 31, 2007 the character of distributions paid to shareholders is disclosed within the Statements of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to Equity Income together with actual IRS Forms 1099DIV received to date. Based on past e xperience it is probable that a portion of Equity Income’s distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after Equity Income’s fiscal year-end. After calendar year-end, when Equity Income learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed Equity Income of the actual breakdown of distributions paid to Equity Income during its fiscal year, estimates previously recorded are adjusted on the books of Equity Income to reflect actual results. As a result, the composition of Equity Income’s distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Equity Income shareholders on IRS Form 1099DIV.

Notes to Financial Statements Equity Funds cont’d

8

Organization expenses:  Estimated costs incurred by each Fund in connection with its organization, which amounted to $22,552, $22,552, $34,985, $22,552, and $22,877 for Equity Income, Analysts, Convergence, Dividend and Energy, respectively, have been borne by Management.

9

Expense allocation:  Certain expenses are applicable to multiple funds.  Expenses directly attributable to a Fund are charged to that Fund.  Expenses of the Trust that are not directly attributed to a series of the Trust are allocated among the series, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly.  Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Fund or the Trust are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

10

Call options: Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value.  When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.  A Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received.  In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received.  All securities covering outstanding options are held in escrow by the custodian bank.

Summary of written option transactions for the period ended August 31, 2007 for Equity Income were:

	Number	Value When Written
Contracts outstanding 11/2/2006	-	$ -
Contracts written	22,500	27,000
Contracts expired	(1,000)	(1,000)
Contracts exercised	(5,100)	(5,000)
Contracts closed	(3,700)	(3,000)
Contracts outstanding 8/31/2007	12,700	$ 18,000

Summary of written option transactions for the period ended August 31, 2007 for Convergence were:
	Number	Value When Written
Contracts outstanding 1/9/2007	-	$ -
Contracts written	9,800	6,000
Contracts expired	-	-
Contracts exercised	-	-
Contracts closed	(9,800)	6,000)
Contracts outstanding 8/31/2007	-	$ -

Notes to Financial Statements Equity Funds cont’d

11

Financial futures contracts: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. Each Fund may also buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded.  Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded.  Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates.  Daily variation margin adjustments, a rising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts.  When the contracts are closed, a Fund recognizes a gain or loss.  Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund.  Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

During the period ended August 31, 2007, the Funds did not enter into any financial futures contracts. At August 31, 2007, there were no open positions.

12

Forward foreign currency contracts:  The Funds may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.   The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date.  Fluctuations in the value of such contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund until the contractual settlement date.  The Funds could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably.  The U.S. dollar value of foreign currency underlying all contractual commitments h eld by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

13

Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy.  Each repurchase agreement is recorded at cost.  Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement.  Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

14

Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in a money market fund managed by Management or an affiliate. The Funds invest in Neuberger Berman Prime Money Fund (“Prime Money”), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Funds invest in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the “Arrangement”). For the period ended August 31, 2007, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption “Investment management fees waived.” For the period ended August 31, 2007, income earned under this Arrangement is reflected in the Statemen ts of Operations under the caption “Income from investments in affiliated issuers.” For the period ended August 31, 2007, management fees waived and income earned under this Arrangement were as follows:

Notes to Financial Statements Equity Funds cont’d

	Management Fees Waived	Income Earned
Equity Income	$329	$20,210
Analysts	48	3,164
Convergence	23	1,365
Dividend	312	20,751
Energy	159	5,257

15

Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B – Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund (except Equity Income) pays Management a fee at the annual rate of 0.45% of that Fund’s average daily net assets. Equity Income pays Management a fee for investment management services at the annual rate of 0.55% of the first $250 million of that Fund’s average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

Each Fund retains Management as its administrator under an Administration Agreement.  Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement.  In addition, each Fund’s Trust Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company (“State Street”) as its sub-administrator under a Sub-Administration Agreement.  Management pays State Street a fee for all services received under the agreement.

For each Fund’s Trust Class, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the “Plan”) with respect to this class, pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that, as compensation for administrative and other services provided to this class, Management’s activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.10% of the Trust Class’ average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payment s for, among other purposes, compensating employees engaged in sales and/or shareholder servicing.  The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plan complies with those rules.

Management has contractually undertaken to forgo current payment of fees and/or reimburse operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) (“Operating Expenses”) which exceed the expense limitation as detailed in the following table:

Notes to Financial Statements Equity Funds cont’d

Class	Contractual Expense Limitation (1)	Expiration	Contractual Reimbursement of Fees from Management for the Period Ended August 31, 2007
Equity Income Trust Class	1.00%	8/31/11	$84,036
Analysts Trust Class	1.00%	8/31/11	74,769
Convergence Trust Class	1.00%	8/31/11	49,850
Dividend Trust Class	1.00%	8/31/11	77,844
Energy Trust Class	1.00%	8/31/11	66,728

(1) Expense limitation per annum of the respective class’ average daily net assets.

The Trust Class of each Fund has agreed to repay Management for fees and expenses forgone and/or their excess Operating Expenses previously reimbursed by Management, pursuant to a contractual expense limitation, so long as their annual Operating Expenses during that period do not exceed their expense limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the period ended August 31, 2007, there was no reimbursement to Management. At August 31, 2007, contingent liabilities to Management under the agreement were as follows:

Expiring in:
2010
Equity Income Trust Class	$84,036
Analysts Trust Class	74,769
Convergence Trust Class	49,850
Dividend Trust Class	77,844
Energy Trust Class	66,728

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Funds, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. (“Lehman”), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

Each Fund’s Trust Class also has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from the Trust Class under the Trust Class’ Plan, as described above.

The Funds have entered into a commission recapture agreement, which enables each Fund to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of each Fund.  Pursuant to the agreement, brokers pay recaptured commissions to the Funds’ custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services.  For the period ended August 31, 2007, the impact of this arrangement on the Funds was a reduction of expenses as follows:

Equity Income	$126
Analysts	-
Convergence	77
Dividend	-
Energy	-

Notes to Financial Statements Equity Funds cont’d

Each Fund has an expense offset arrangement in connection with its custodian contract.  For the period ended August 31, 2007, the impact of this arrangement was a reduction of expenses of $107, $14, $296, $3, and $18 for Equity Income, Analysts, Convergence, Dividend and Energy, respectively.

Note C – Securities Transactions:

During the period ended August 31, 2007, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:

(000’s omitted)	Purchases	Sales
Equity Income	$ 5,919	$1,176
Analysts	10,953	5,961
Convergence	8,184	3,161
Dividend	7,325	2,359
Energy	7,860	2,915

During the period ended August 31, 2007, there were brokerage commissions on securities transactions paid to Neuberger, Lehman Brothers Inc. and other brokers as follows:

	Neuberger	Lehman Brothers Inc.	Other Brokers	Total
Equity Income	$2,166	$1,591	$ 7,254	$11,011
Analysts	356	1,979	11,801	14,136
Convergence	38	2,151	21,955	24,144
Dividend	2,753	1,591	3,045	7,389
Energy	119	1,107	10,446	11,672

Note D – Fund Share Transactions:

Share activity for the period ended August 31, 2007 was as follows:

		For the Period Ended August 31, 2007
(000’s omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Shares Issued in Connection with the Tax-Free Transfer of Assets (see Note G)	Total
Equity Income:
Trust Class	500	12	-	-	512
Analysts:
Trust Class	500	1	-	268	769
Convergence:
Trust Class	500	-	-	249	749
Dividend:
Trust Class	500	8	-	143	651
Energy
Trust Class	500	1	-	192	693

Notes to Financial Statements Equity Funds cont’d

Note E – Investments In Affiliates*:

Equity Income Name of Issuer	Balance of Shares Held November 2, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class**	-	2,959,168	2,512,515	446,653	$446,653	$20,210
Analysts Name of Issuer	Balance of Shares Held November 2, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class**	-	2,005,934	1,941,129	64,805	$64,805	$3,164
Convergence Name of Issuer	Balance of Shares Held January 9, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class**	-	1,440,275	1,409,333	30,942	$30,942	$1,365
Dividend Name of Issuer	Balance of Shares Held November 2, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class**	-	2,802,962	2,614,064	188,898	$188,898	$20,751
Energy Name of Issuer	Balance of Shares Held October 17, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2007	Value August 31, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class**	-	2,184,027	2,098,511	85,516	$85,516	$5,257
* Affiliated issuers, as defined in the 1940 Act.

**

Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

Notes to Financial Statements Equity Funds cont’d

Note F – Recent Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a “more-likely-than-not” threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured.  Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. &n bsp;The Securities and Exchange Commission has permitted investment companies to delay implementation of FIN 48. The Funds will have until February 28, 2008 to implement FIN 48. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  Management believes the adoption of SFAS 157 will not have a material impact on the Funds’ financial position or results of operations.

Note G – Tax-Free Transfer of Assets into the Funds:

After the close of business on April 13, 2007 for Analysts, Dividend, and Energy, and August 24, 2007 for Convergence, all the net assets and liabilities of certain separate accounts managed and owned by Neuberger were transferred into the Funds.

On April 13, 2007, Analysts received a tax-free transfer of assets from Neuberger Berman Premier Analysts Portfolio, as follows:

Notes to Financial Statements Equity Funds cont’d

Shares of Analysts Issued	Neuberger Berman Premier Analysts Portfolio Net Assets Received	Neuberger Berman Premier Analysts Portfolio Unrealized Appreciation(1)	Net Assets of Analysts Prior to Combination	Net Assets of Neuberger Berman Premier Analysts Portfolio Immediately Prior to Combination	Net Assets of Analysts Immediately After Combination
268,677	$2,968,883	$397,679	$5,533,471	$2,968,883	$8,502,354
(1) Unrealized appreciation is included in the Neuberger Berman Premier Analysts Portfolio Net Assets Received amount shown above.

On August 24, 2007, Convergence received a tax-free transfer of assets from Neuberger Berman Premier Convergence Portfolio, as follows:
Shares of Convergence Issued	Neuberger Berman Premier Convergence Portfolio Net Assets Received	Neuberger Berman Premier Convergence Portfolio Unrealized Appreciation(1)	Net Assets of Convergence Prior to Combination	Net Assets of Neuberger Berman Premier Convergence Portfolio Immediately Prior to Combination	Net Assets of Convergence Immediately After Combination
248,516	$2,803,258	$265,755	$5,637,703	$2,803,258	$8,440,961
(1) Unrealized appreciation is included in the Neuberger Berman Premier Convergence Portfolio Net Assets Received amount shown above.

On April 13, 2007, Dividend received a tax-free transfer of assets from Neuberger Berman Premier Dividend Portfolio, as follows:

Notes to Financial Statements Equity Funds cont’d

Shares of Dividend Issued	Neuberger Berman Premier Dividend Portfolio Net Assets Received	Neuberger Berman Premier Dividend Portfolio Unrealized Appreciation(1)	Net Assets of Dividend Prior to Combination	Net Assets of Neuberger Berman Premier Dividend Portfolio Immediately Prior to Combination	Net Assets of Dividend Immediately After Combination
142,810	$1,552,348	$238,028	$5,460,392	$1,552,348	$7,012,740
(1) Unrealized appreciation is included in the Neuberger Berman Premier Dividend Portfolio Net Assets Received amount shown above.

On April 13, 2007, Energy received a tax-free transfer of assets from Neuberger Berman Premier Energy Portfolio, as follows:
Shares of Energy Issued	Neuberger Berman Premier Energy Portfolio Net Assets Received	Neuberger Berman Premier Energy Portfolio Unrealized Appreciation(1)	Net Assets of Energy Prior to Combination	Net Assets of Neuberger Berman Premier Energy Portfolio Immediately Prior to Combination	Net Assets of Energy Immediately After Combination
191,502	$2,246,316	$858,363	$5,880,067	$2,246,316	$8,126,383
(1) Unrealized appreciation is included in the Neuberger Berman Premier Energy Portfolio Net Assets Received amount shown above.

Financial Highlights

Equity Income Fund

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

	Period from
Trust Class	November 2, 2006(^)
	to August 31,

	2007

Net Asset Value, Beginning of Period	$10.00

Income From Investment Operations:
Net Investment Income (Loss)(@)	.25
Net Gains or Losses on Securities (both realized and unrealized)	.52
Total From Investment Operations	.77

Less Distributions From:
Net Investment Income	(.25)
From Net Capital Gains	(.00)
Total Distributions	(.25)
Net Asset Value, End of Period	$10.52
Total Return(tt)	+7.73%	(**)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$5.4
Ratio of Gross Expenses to Average Net Assets(#)	1.00%	(*)
Ratio of Net Expenses to Average Net Assets(++)	1.00%	(*)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.81%	(*)
Portfolio Turnover Rate	26%	(**)

See Notes to Financial Highlights

Financial Highlights

Premier Analysts Fund

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

	Period from
Trust Class	November 2, 2006(^)
	to August 31,

	2007

Net Asset Value, Beginning of Period	$10.00

Income From Investment Operations:
Net Investment Income (Loss)(@)	.04
Net Gains or Losses on Securities (both realized and unrealized)	1.12
Total From Investment Operations	1.16

Less Distributions From:
Net Investment Income	(.02)
Net Asset Value, End of Period	$11.14
Total Return(tt)	+11.58%	(**)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$8.6
Ratio of Gross Expenses to Average Net Assets(#)	1.00%	(*)
Ratio of Net Expenses to Average Net Assets(++)	1.00%	(*)
Ratio of Net Investment Income (Loss) to Average Net Assets	.44%	(*)
Portfolio Turnover Rate	88%	(**)

See Notes to Financial Highlights

Financial Highlights

Premier Convergence Fund

The following table includes selected data for a share outstanding throughout the period and other performance Information derived from the Financial Statements.

	Period from
Trust Class	January 9, 2007(^)
	to August 31,

	2007

Net Asset Value, Beginning of Period	$10.00

Income From Investment Operations:
Net Investment Income (Loss)(@)	.01
Net Gains or Losses on Securities (both realized and unrealized)	1.34
Total From Investment Operations	1.35
Net Asset Value, End of Period	$11.35
Total Return(tt)	13.50%	(**)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$8.5
Ratio of Gross Expenses to Average Net Assets(#)	1.01%	(*)
Ratio of Net Expenses to Average Net Assets(++)	1.00%	(*)
Ratio of Net Investment Income (Loss) to Average Net Assets	.15%	(*)
Portfolio Turnover Rate	55%	(**)

See Notes to Financial Highlights

Financial Highlights

Premier Dividend Fund

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

	Period from
Trust Class	November 2, 2006(^)
	to August 31,

	2007

Net Asset Value, Beginning of Period	$10.00

Income From Investment Operations:
Net Investment Income (Loss)(@)	.21
Net Gains or Losses on Securities (both realized and unrealized)	.88
Total From Investment Operations	1.09

Less Distributions From:
Net Investment Income	(.16)
Net Asset Value, End of Period	$10.93
Total Return(tt)	+10.87%	(**)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$7.1
Ratio of Gross Expenses to Average Net Assets(#)	1.00%	(*)
Ratio of Net Expenses to Average Net Assets(++)	1.00%	(*)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.37%	(*)
Portfolio Turnover Rate	42%	(**)

See Notes to Financial Highlights

Financial Highlights

Premier Energy Fund

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements.

	Period from
Trust Class	October 17, 2006(^)
	to August 31,

	2007

Net Asset Value, Beginning of Period	$10.00

Income From Investment Operations:
Net Investment Income (Loss)(@)	.02
Net Gains or Losses on Securities (both realized and unrealized)	2.29
Total From Investment Operations	2.31

Less Distributions From:
Net Investment Income	(.03)
Net Asset Value, End of Period	$12.28
Total Return(tt)	+23.13%	(**)

Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$8.5
Ratio of Gross Expenses to Average Net Assets(#)	1.00%	(*)
Ratio of Net Expenses to Average Net Assets(++)	1.00%	(*)
Ratio of Net Investment Income (Loss) to Average Net Assets	.20%	(*)
Portfolio Turnover Rate	45%	(**)

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds

††

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during the fiscal period and assumes dividends and other distributions, if any, were reinvested.  Results represent past performance and do not guarantee future results.  Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost.  For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses.

#

The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡

After reimbursement of expenses and/or waiver of the investment management fees by Management.  Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Period Ended August 31,
2007(4)
Equity Income Fund Trust Class	2.91%(1)
Premier Analysts Fund Trust Class	2.31%(1)
Premier Convergence Fund Trust Class	2.40%(2)
Premier Dividend Fund Trust Class	2.54%(1)
Premier Energy Fund Trust Class	2.15%(3)

(1)

Period from November 2, 2006 to August 31, 2007

(2)

Period from January 9, 2007 to August 31, 2007

(3)

Period from October 17, 2006 to August 31, 2007

(4)

These ratios reflect a reduced fee schedule for certain expenses. If these expenses had not been reduced, the ratios would be higher.

^

The date investment operations commenced.

@

Calculated based on the average number of shares outstanding during the fiscal period.

*

Annualized.

**

Not annualized.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

Neuberger Berman Equity Funds and

Shareholders of:

Neuberger Berman Equity Income Fund

Neuberger Berman Premier Dividend Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Neuberger Berman Equity Income Fund (Equity Income) and Neuberger Berman Premier Dividend Fund (Premier Dividend), two of the series constituting the Neuberger Berman Equity Funds (the “Trust”), as of August 31, 2007, and the related statements of operations, changes in net assets, and the financial highlights for the period from November 2, 2006 (commencement of operations) to August 31, 2007.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Trust’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above-mentioned series of Neuberger Berman Equity Funds at August 31, 2007, the results of its operations, the changes in its net assets and the financial highlights for the period from November 2, 2006 (commencement of operations) to August 31, 2007, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 16, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

Neuberger Berman Equity Funds

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Premier Analysts Fund, Neuberger Berman Premier Convergence Fund and Neuberger Berman Premier Energy Fund, each a series of the Neuberger Berman Equity Funds (the “Trust”), including the schedules of investments, as of August 31, 2007, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods: November 2, 2006 to August 31, 2007 for the Neuberger Berman Premier Analysts Fund, January 9, 2007 to August 31, 2007 for the Neuberger Berman Convergence Fund, and October 17, 2006 to August 31, 2007 for the Neuberger Berman Energy Fund. These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting prin ciples used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Neuberger Berman Equity Funds, as of August 31, 2007, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

October 12, 2007

Directory

Investment Manager, Administrator and Distributor Neuberger Berman Management Inc. 605 Third Avenue, 2nd Floor New York, NY 10158-0180 800.877.9700 or 212.476.8800 Institutional Services 800.366.6264

Legal Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, NW

Washington, DC  20006

Independent Registered Public Accounting Firms

Ernst & Young LLP

200 Clarendon Street

Boston, MA  02116

Tait, Weller & Baker LLP

1818 Market Street

Suite 2400

Philadelphia, PA  19103

Sub-Adviser Neuberger Berman, LLC 605 Third Avenue New York, NY 10158-3698

Custodian and Shareholder Servicing Agent State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110

For Trust Class Shareholders Address correspondence to: Neuberger Berman Management Inc. 605 Third Avenue, Mail Drop 2-7 New York, NY 10158-0180 Attn: Institutional Support Services 800.366.6264

Trustee and Officer Information

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger.  The Statement of Additional Information includes additional information about trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Trustee (4)	Other Directorships Held Outside Fund Complex by Trustee
Independent Trustees
John Cannon (77)	Trustee since 2000	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	60	Independent Trustee or Director of three series of Oppenheimer Funds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.
Faith Colish (72)	Trustee since 1982	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	60	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Trustee (4)	Other Directorships Held Outside Fund Complex by Trustee
Martha C. Goss (58)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	60

Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women’s Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

C. Anne Harvey (70)	Trustee since 2000	President, C.A. Harvey Associates since October 2001; formerly, Director, AARP, 1978 to December 2001.	60

Formerly, President, Board of Associates to The National Rehabilitation Hospital’s Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Trustee (4)	Other Directorships Held Outside Fund Complex by Trustee
Robert A. Kavesh (80)	Trustee since 2000	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961to 1979.	60

Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Michael M. Knetter (47)	Trustee since 2007	Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	60	Trustee, Northwestern Mutual Series Fund, Inc. since February 2007; Director, Wausau Paper since 2005; Director, Great Wolf Resorts since 2004.
Howard A. Mileaf (70)	Trustee since 1984	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	60

Director, Webfinancial Corporation (holding company) since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Trustee (4)	Other Directorships Held Outside Fund Complex by Trustee
George W. Morriss (60)	Trustee since 2007	Formerly, Executive Vice President and Chief Financial Officer, People’s Bank (a financial services company), 1991 to 2001.	60	Manager, Old Mutual 2100 fund complex (consisting of six funds) since October 2006 for four funds and since February 2007 for two funds.
Edward I. O’Brien (79)	Trustee since 1993	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association (“SIA”) (securities industry’s representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	60	Director, Legg Mason, Inc. (financial services holding company) since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.
William E. Rulon (75)	Trustee since 1986	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants) until January 1997.	60	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to “at risk” children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.
Cornelius T. Ryan (75)	Trustee since 1982	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation since 1981.	60	None.

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Trustee (4)	Other Directorships Held Outside Fund Complex by Trustee
Tom D. Seip (57)	Trustee since 2000; Lead Independent Trustee beginning 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	60

Director, H&R Block, Inc. (financial services company) since May 2001;  Chairman, Compensation Committee, H&R Block, Inc. since 2006; Director, America One Foundation since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Trustee (4)	Other Directorships Held Outside Fund Complex by Trustee
Candace L. Straight (59)	Trustee since 2000	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	60

Director, Montpelier Re (reinsurance company) since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company) since 2004; Director, The Proformance Insurance Company (property and casualty insurance company) since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (62)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	60	None.

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Funds in Fund Complex Overseen by Trustee (4)	Other Directorships Held Outside Fund Complex by Trustee
Trustees who are “Interested Persons”
Jack L. Rivkin* (67)	President and Trustee since 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company) since 2002 and 2003, respectively; Managing Director and Chief Investment Officer, Neuberger since December 2005 and 2003, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; Director and Chairman, Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	60	Director, Dale Carnegie and Associates, Inc. (private company) since 1998; Director, Solbright, Inc. (private company) since 1998.
Peter E. Sundman* (48)	Chairman of the Board, Chief Executive Officer and Trustee since 1999	Executive Vice President, Neuberger Berman Inc. (holding company) since 1999; Head of Neuberger Berman Inc.’s Mutual Funds Business (since 1999) and Institutional Business (1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, Management since 1999; Managing Director, Neuberger since 2005; formerly, Executive Vice President, Neuberger, 1999 to December 2005; formerly, Principal, Neuberger, 1997 to 1999; formerly, Senior Vice President, Management, 1996 to 1999.	60

Director and Vice President, Neuberger & Berman Agency, Inc. since 2000; formerly, Director, Neuberger Berman Inc. (holding company), October 1999 to March 2003; Trustee, Frost Valley YMCA; Trustee, College of Wooster.

(1)

The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the Trust’s Trust Instrument, each trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any trustee may resign by delivering a written resignation; (b) any trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other trustees; (c) any trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other trustees; and (d) any trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)

Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)

For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*

Indicates a trustee who is an “interested person” within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of Management.

Information about the Officers of the Trust

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Andrew B. Allard (46)	Anti-Money Laundering Compliance Officer since 2002

Senior Vice President, Neuberger since 2006; Deputy General Counsel, Neuberger since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Associate General Counsel, Neuberger, 1999 to 2004; Anti-Money Laundering Compliance Officer, seventeen registered investment companies for which Management acts as investment manager and administrator (seven since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (37)	Assistant Treasurer since 2005

Vice President, Neuberger since 2006; Employee, Management since 1997; Assistant Treasurer, seventeen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2005 and two since 2006).

Claudia A. Brandon (50)	Secretary since 1985

Senior Vice President, Neuberger since 2007; Vice President-Mutual Fund Board Relations, Management since 2000 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006 and Employee since 1999; Secretary, seventeen registered investment companies for which Management acts as investment manager and administrator (three since 1985, four since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)

Robert Conti (51)	Vice President since 2000

Managing Director, Neuberger since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; Senior Vice President, Management since 2000; Vice President, seventeen registered investment companies for which Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Brian J. Gaffney (54)	Vice President since 2000

Managing Director, Neuberger since 1999; Senior Vice President, Management since 2000; Vice President, seventeen registered investment companies for which Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (56)	Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

Senior Vice President, Neuberger since 2002; Deputy General Counsel and Assistant Secretary, Neuberger since 2001; Senior Vice President, Management since 2006; Secretary and General Counsel, Management since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), seventeen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2005 and two since 2006).

Sheila R. James (42)	Assistant Secretary since 2002

Assistant Vice President, Neuberger since 2007 and Employee since 1999; Assistant Secretary, seventeen registered investment companies for which Management acts as investment manager and administrator (seven since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Kevin Lyons (52)	Assistant Secretary since 2003

Employee, Neuberger since 1999; Assistant Secretary, seventeen registered investment companies for which Management acts as investment manager and administrator (ten since 2003, four since 2004, one since 2005 and two since 2006).

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)

John M. McGovern (37)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2002

Senior Vice President, Neuberger since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management since 1993; Treasurer and Principal Financial and Accounting Officer, seventeen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2005 and two since 2006); formerly, Assistant Treasurer, fifteen registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (36)	Assistant Treasurer since 2005

Vice President, Neuberger since 2006; Employee, Management since 1995; Assistant Treasurer, seventeen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2005 and two since 2006).

Frederic B. Soule (61)	Vice President since 2000

Senior Vice President, Neuberger since 2003; formerly, Vice President, Neuberger, 1999 to 2002; Vice President, seventeen registered investment companies for which Management acts as investment manager and administrator (three since 2000, four since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Chamaine Williams (36)	Chief Compliance Officer since 2005

Senior Vice President, Neuberger since 2007; Chief Compliance Officer, Management since 2006; Senior Vice President, Lehman Brothers Inc. since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, seventeen registered investment companies for which Management acts as investment manager and administrator (sixteen since 2005 and one since 2006); Chief Compliance Officer, Lehman Brothers Asset Management Inc. since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

____________________

(1)

The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the By-Laws of the Trust, each officer elected by the trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the trustees and may be removed at any time with or without cause.

(3)

Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov.  Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Trust’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

For the fiscal year ended August 31, 2007, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates.  These lower rates range from 5% to 15% depending upon an individual’s tax bracket.  Complete information regarding each Fund’s distributions during the calendar year 2007 will be reported in conjunction with Form 1099DIV.

Fund	Qualified Dividend Income
Equity Income	$157,088
Analysts	76,628
Convergence	38,072
Dividend	149,159
Energy	63,730

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 8, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Martha Goss, Howard Mileaf and George Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent trustees as defined by Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Neuberger Berman Equity Income, Fasciano, Focus, Genesis, Guardian, International, International Institutional, International Large Cap, Partners, Premier Dividend and Real Estate Funds.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to the Neuberger Berman All Cap Growth, Century, Manhattan, Millennium, Premier Analysts, Premier Convergence, Premier Energy, Regency, and Socially Responsive Funds.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $384,700 and $417,500 for the fiscal years ended 2006 and 2007, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $80,000 and $123,300 for the fiscal years ended 2006 and 2007, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $81,000 and $101,200 for the fiscal years ended 2006 and 2007, respectively.  The nature of the services provided were tax compliance, tax advice, and tax planning.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2006 and 2007, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

The aggregate fees billed to the Registrant for professional services rendered by Tait & Weller for tax compliance, tax advice, and tax planning were $13,000 and $23,700 for the fiscal years ended 2006 and 2007, respectively.  The nature of the services provided were tax compliance, tax advice, and tax planning.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2006 and 2007, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $81,000 and $101,200 for the fiscal years ended 2006 and 2007, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $475,000 and $475,000 for the fiscal years ended 2006 and 2007, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $13,000 and $23,700 for the fiscal years ended 2006 and 2007, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 8, 2006).

(a)(2)

The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)

Not applicable to the Registrant.

(b)

The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(a) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By: /s/ Peter E. Sundman

Peter E. Sundman

Chief Executive Officer

Date: October 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Peter E. Sundman

Peter E. Sundman

Chief Executive Officer

Date: October 26, 2007

By: /s/ John M. McGovern

John M. McGovern

Treasurer and Principal Financial

and Accounting Officer

Date: October 26, 2007